UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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STERIS CORPORATION
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STERIS CORPORATION

5960 Heisley Road ■ Mentor, Ohio 44060-1834 ■ USA

TO OUR SHAREHOLDERS:

The 2014 Annual Meeting of Shareholders of STERIS Corporation will be held at 9:00 a.m., Eastern Time, on Wednesday, July 30, 2014, at STERIS Corporation’s Headquarters, 5960 Heisley Road, Mentor, Ohio, USA. At the Annual Meeting, shareholders will be asked to elect ten directors for terms expiring at the 2015 Annual Meeting, approve, on a non-binding advisory basis, the compensation of our named executive officers and ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. We urge our shareholders to attend the meeting and to vote FOR the nominees for director listed in the following Proxy Statement, FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers, and FOR the ratification of Ernst & Young LLP as the Company’s independent registered accounting firm.

The formal notice of the Annual Meeting and the Proxy Statement containing information relative to the meeting follow this letter. We urge you to read the Proxy Statement carefully and assure that your shares will be voted by using one of the alternative methods of voting described in the Proxy Statement.

Sincerely,

WALTER M ROSEBROUGH, JR.

President and

Chief Executive Officer

JOHN P. WAREHAM

Chairman of the Board

STERIS CORPORATION

5960 Heisley Road ■ Mentor, Ohio 44060-1834 ■ USA

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JULY 30, 2014

The Annual Meeting of Shareholders of STERIS Corporation (the “Company” or “STERIS”) will be held at 9:00 a.m., Eastern Time, on Wednesday, July 30, 2014, at STERIS Corporation’s Headquarters, 5960 Heisley Road, Mentor, Ohio, USA, for the following purposes:

1.    To elect ten directors to serve until the Company’s 2015 Annual Meeting of Shareholders;

2.    To approve, on a non-binding advisory basis, the compensation of our named executive officers;

3.    To ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015; and

4.    To transact such other business as may properly come before the Annual Meeting.

The Board of Directors has established the close of business on June 2, 2014 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments.

The Company’s Annual Report to Shareholders for the year ended March 31, 2014 is available to shareholders. The Proxy Statement accompanies this Notice.

By Order of the Board of Directors,

J. ADAM ZANGERLE
Secretary

June 9, 2014

PLEASE NOTE: Whether or not you expect to be present at the Annual Meeting, please cast your vote over the Internet, by telephone, or by requesting paper proxy materials and returning the signed proxy card. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

PLEASE NOTE: Attendance at the STERIS Corporation Annual Meeting is limited to STERIS shareholders, members of their immediate families, or their formally designated representatives. Shareholders will be required to register and present appropriate picture identification in order to be admitted to the Annual Meeting. STERIS reserves the right to limit items brought to the Annual Meeting, including, without limitation, cameras, recording equipment, electronic devices, packages and other items, and to take other action for the proper, orderly and efficient conduct of the meeting.

STERIS CORPORATION

5960 Heisley Road

Mentor, Ohio 44060

440-354-2600

Annual Meeting of Shareholders

July 30, 2014—9:00 a.m. (Eastern Time)

PROXY STATEMENT

i

GENERAL INFORMATION

PROXY VOTING AND SOLICITATION OF PROXIES

This Proxy Statement was furnished on or about June 12, 2014, to the shareholders of STERIS Corporation (“STERIS” or the “Company”) of record as of the close of the stock transfer books on June 2, 2014. This Proxy Statement is provided in connection with the solicitation by the Board of Directors of proxies for the 2014 Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Time, on Wednesday, July 30, 2014, at STERIS Corporation’s Headquarters, 5960 Heisley Road, Mentor, Ohio, USA. The cost of soliciting the proxies will be borne by the Company. Our directors, officers and designated employees may solicit proxies in person, by mail, by telephone, fax, or e-mail. They will not receive any additional compensation for these activities. STERIS has engaged a professional proxy solicitation firm, Georgeson Inc. (“Georgeson”), to assist in tracking voting with brokers, banks and other institutional holders. The Company will pay Georgeson a fee of approximately $8,500 for these services. Additional shareholder meeting services may be contracted for additional fees.

As permitted by rules adopted by the Securities and Exchange Commission (“SEC”), we are making this Proxy Statement and our 2014 Annual Report available at www.proxyvote.com. If you received a Notice regarding this availability, the Notice instructs you how to access and review the Proxy Statement and the 2014 Annual Report, as well as the alternative methods to vote your shares – over the Internet, by telephone, or by mailing a completed form of proxy (if requested). If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.

If you received a printed copy of the proxy materials, the Company now offers the opportunity to electronically receive future proxy statements and annual reports over the Internet. By using these services, you are not only able to access these materials more quickly, but you are also helping STERIS save resources and reduce printing and postage costs. Online services are available to our registered and beneficial shareholders who have active email accounts and Internet access. Registered shareholders maintain shares in their own names. Beneficial shareholders have shares held on their behalf by a bank or brokerage firm. Beneficial owners will need to complete the bank or brokerage firm process for requesting electronic delivery. If you have accounts with multiple banks and/or brokers, you will need to complete the process for each account. Upon completion of your enrollment, you will receive an email confirming your election to use the online services. Your enrollment in the online program will remain in effect as long as your account remains active or until you cancel your enrollment.

VOTING

As of the record date set by the Board of Directors (June 2, 2014), the Company had 59,243,482 Common Shares outstanding and entitled to vote at the 2014 Annual Meeting, each of which is entitled to one vote. Under the Ohio General Corporation Law, the shares may be voted cumulatively in the election of directors if (a) notice in writing is given by a shareholder of record to the President, a Vice President, or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that the shareholder desires the voting in the election to be cumulative, and (b) an announcement of the giving of the notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving the notice. If cumulative voting is in effect, each shareholder will have the right to cumulate the shareholder’s votes and to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are entitled, or the shareholder may distribute the shareholder’s votes on the same principle among two or more nominees. In the event of cumulative voting, unless contrary instructions are received, the persons named in the enclosed proxy will vote the shares represented by valid proxies on a cumulative basis for the election of the nominees listed on pages 4 and 5, allocating the votes among the nominees in accordance with their discretion. Pursuant to the Ohio General Corporation Law, a shareholder may revoke a proxy by giving notice to the Company in writing, in a verifiable communication, in open meeting, or by submitting a subsequent proxy.

VOTES REQUIRED TO ADOPT PROPOSALS

Common Shares represented by properly executed proxies will be voted in accordance with the specifications made thereon. If no specification is made, proxies will be voted FOR the election of the director nominees named in this Proxy Statement, FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers and FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm.

Abstentions and broker non-votes are tabulated in determining the votes present at a meeting for purposes of determining a quorum. Director nominees receiving the greatest number of votes cast will be elected as directors provided a quorum is present at the meeting in person or by proxy. An abstention or a broker non-vote will have no effect with respect to the election of a director nominee. On any proposal requiring approval by a specified percentage of the Company’s Common Shares that are outstanding or that are present at the meeting, an abstention or a broker non-vote will have the same effect as a vote against approval of the proposal, as each abstention or broker non-vote will be one less vote for the proposal. An abstention or broker non-vote will have no effect on any proposal requiring only a majority of the votes cast as the abstention or broker non-vote will not be counted in determining the number of votes cast.

Stockholder votes will be tabulated by an independent inspector of elections for the Annual Meeting.

PURPOSES OF ANNUAL MEETING

The Annual Meeting has been called for the purposes of (1) electing ten directors to serve until the Company’s 2015 Annual Meeting of Shareholders, (2) approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers, (3) ratifying the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2015 and (4) transacting such other business as may properly come before the meeting.

The persons named in the accompanying proxy form have been selected by the Board of Directors and will vote shares represented by valid proxies. They have indicated that, unless otherwise specified in the proxy, they intend to vote to elect as directors the ten nominees listed on pages 4 and 5, to approve, on a non-binding advisory basis, the compensation of our named executive officers and to ratify the appointment of Ernst & Young LLP.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors (sometimes referred to as the “Board”) currently has ten members. The Board, after considering the recommendation of the Nominating and Governance Committee, unanimously nominated the ten nominees listed below for election to the Board at the Annual Meeting.

The directors elected at the Annual Meeting will hold office until the 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy form intend to vote the proxies held by them for the election of the ten nominees named below. The Board has no reason to believe that any of the nominees will be unable to serve as a director. In the event, however, of the death or unavailability of any nominee or nominees, a proxy with a vote for such nominee or nominees will be voted for such other person or persons as the Board may recommend unless the Board, in response to the death or unavailability, chooses to reduce the size of the Board or the number of directors, or take other action.

PROPOSAL 1: To elect Richard C. Breeden, Cynthia L. Feldmann, Jacqueline B. Kosecoff, David B. Lewis, Kevin M. McMullen, Walter M Rosebrough, Jr., Mohsen M. Sohi, John P. Wareham, Loyal W. Wilson, and Michael B. Wood as directors for terms expiring at the 2015 Annual Meeting of Shareholders.

Ms. Feldmann, Drs. Kosecoff, Sohi and Wood and Messrs. Breeden, McMullen, Lewis, Rosebrough, Wareham and Wilson were all last elected as directors by the shareholders at the 2013 Annual Meeting for terms expiring at the 2014 Annual Meeting.

NOMINEES FOR ELECTION AS DIRECTORS

As to all the nominees, the following provides their age, the year in which each became a STERIS director, their principal occupations and recent employment history, and any directorships held in companies having securities registered pursuant to the Securities Exchange Act of 1934 during the last five years.

Richard C. Breeden, age 64, director since April 2008, and Chairman and CEO of Breeden Capital Management LLC, a manager of equity investment funds, since 2005. He has also served since 1996 as Chairman of Richard C. Breeden & Co., LLC, a professional services firm that provides a wide range of consulting services. Mr. Breeden also from time to time handles asset distributions to victims of unlawful conduct, typically on behalf of U.S. Government agencies. Since late 2012, Mr. Breeden has served as Special Master on behalf of the U.S. Department of Justice (“DOJ”) to administer and distribute through the Madoff Victim Fund just over $4 billion in forfeited assets to victims of the fraud at Madoff Securities. Mr. Breeden also is currently handling distributions of Fair Funds aggregating over $1 billion for the SEC in cases involving British Petroleum’s disclosures involving the oil spill in the Gulf of Mexico, and J.P. Morgan’s disclosures involving the so-called “London Whale”. Mr. Breeden has previously handled asset distributions to victims of unlawful conduct at WorldCom, Enron, Adelphia, Royal Dutch Shell and other companies. From 2005 to 2009, Mr. Breeden served as Corporate Monitor of KPMG LLP on behalf of DOJ under a deferred prosecution agreement between DOJ and KPMG relating to tax shelter frauds. From 1989 to 1993, Mr. Breeden served as Chairman of the U.S. Securities and Exchange Commission. Mr. Breeden also currently is serving a statutory three year term as a member of the Standing Advisory Group of the Public Company Accounting Oversight Board. During the past five years, Mr. Breeden has also served on the boards of Banco Bilbao Vizcaya Argentaria, S.A. of Spain, Zale Corporation and H&R Block, Inc., where he was non-executive Chairman as well as a director.

Cynthia L. Feldmann, age 61, director since March 2005 and President and Founder of Jetty Lane Associates, a consulting firm, from December 2005 to December 2011. Ms. Feldmann is a retired certified public accountant with 27 years of experience in two large global accounting firms. From 2003 to 2005 Ms. Feldmann served as the Life Sciences Business Development Officer for the Boston law firm Palmer & Dodge, LLP. From 1994 to 2002, Ms. Feldmann was a partner with KPMG LLP, primarily serving as Partner-in-Charge of its National Medical Technologies Practice. From 1975 to 1994, Ms. Feldmann was employed by Coopers & Lybrand (now PricewaterhouseCoopers LLP), and during that time was named Partner-in-Charge of its Life Sciences practice. Ms. Feldmann has a Bachelor of Science, Accounting, from Boston College and holds an Advanced Professional Director Certification from the American College of Corporate Directors. Ms. Feldmann is a director of Hanger, Inc. and HeartWare International, Inc.

Jacqueline B. Kosecoff, age 64, director since October 2003 and, since March 2012, Managing Partner, Moriah Partners, LLC, a private equity firm focused on health services and technology and Senior Advisor to Warburg Pincus LLC, a private equity fund. She also has served as a member of the SAP America, Inc.’s Executive Advisory Board since November 2010. From October 2007 to November 2011, Dr. Kosecoff served as Chief Executive Officer of OptumRx (formerly named Prescriptions Solutions), a pharmacy benefits management company and subsidiary of UnitedHealth Group, and continued to serve as a senior advisor to OptumRx from December 2011 to February 2012. Dr. Kosecoff served as Chief Executive Officer of Ovations Pharmacy Solutions, a UnitedHealth Group company, from December 2005 to October 2007. From July 2002 to December 2005, Dr. Kosecoff served as Executive Vice President, Specialty Companies, of PacifiCare Health Systems, Inc., one of the nation’s largest consumer health organizations. From 1998 to 2002, Dr. Kosecoff was President and Founder of Protocare, Inc., a firm involved in the development and testing of drugs, devices, biopharmaceutical and nutritional products, and consulting and analytic services. Dr. Kosecoff is a director of Sealed Air Corporation, CareFusion Corporation and athenahealth, Inc.

David B. Lewis, age 69, director since July 2010. Mr. Lewis has been a partner since 1982 with the firm of Lewis & Munday, a Detroit based law firm with offices in Washington, D.C. and New York, NY. He served as its Chairman from 1982 to January 2011. He is a director of H&R Block, Inc. and The Kroger Company. Previously, Mr. Lewis served on the Boards of Conrail, Inc., LG&E Energy Corp., M.A. Hanna, TRW, Inc., and Comerica, Inc.

Kevin M. McMullen, age 53, director since July 2000, and Chairman of the Board, Chief Executive Officer, and President of OMNOVA Solutions Inc., a major innovator of decorative and functional surfaces, emulsion polymers, and specialty chemicals, since February 2001. Mr. McMullen was President of GenCorp Inc.’s Decorative & Building Products business unit from 1996 until GenCorp’s spin-off of OMNOVA in 1999. Mr. McMullen became President and Chief Operating Officer of OMNOVA in 2000. Before joining GenCorp, Mr. McMullen was employed by General Electric Corporation in its Commercial & Industrial Lighting business from 1991 to 1996, and McKinsey & Company from 1985 to 1991.

Walter M Rosebrough, Jr., age 60, director and President and Chief Executive Officer of STERIS Corporation since October 2007. From February 2005 to September 2007, Mr. Rosebrough served as President and CEO of Coastal Hydraulics, Inc., a hydraulic and pneumatic systems company he purchased in 2005, and he continues to serve as its non-executive Chairman. Previously, Mr. Rosebrough spent nearly 20 years in the healthcare industry in various roles as a senior executive with Hill-Rom Holdings, Inc. (at the time, Hillenbrand Industries, Inc.), a worldwide provider of medical equipment and related services, including President and CEO of Support Systems International and President and CEO of Hill-Rom.

Mohsen M. Sohi, age 55, director since July 2005, and since July 2012, CEO of Freudenberg and Co., a general multi-industry company serving industries that include automotive, medical, aerospace, oil and gas and power generation and transmission. From July 2010 to June 2012, Dr. Sohi served as Managing Partner of Freudenberg and Co. From March 2003 through June 2010, Dr. Sohi served as President and Chief Executive Officer of Freudenberg-NOK, a privately-held joint venture partnership between Freudenberg and NOK Corp. of Japan, the world’s largest producer of elastomeric seals and custom molded products for automotive and other applications. From January 2001 to March 2003, Dr. Sohi was with NCR Corporation, a leading global technology company, most recently as the Senior Vice President, Retail Solutions Division. Prior to NCR, Dr. Sohi was with Honeywell International Inc. and its pre-merger constituent, Allied Signal, Inc., providers of aerospace, automation & control solutions, specialty materials and transportation systems, for 14 years, serving from July 2000 to January 2001 as President, Honeywell Electronic Materials. Dr. Sohi is a director of Aviat Networks, Inc. (formerly known as Harris Stratex Networks, Inc.).

John P. Wareham, age 72, director since November 2000. Mr. Wareham was appointed Chairman of the Board of Directors of STERIS in May 2005. In April 2005, Mr. Wareham retired as Chairman of the Board and Chief Executive Officer of Beckman Coulter, Inc., a leading provider of laboratory systems and complementary products used in biomedical analysis, a position which he held since February 1999. Previously Mr. Wareham served as President and Chief Operating Officer of Beckman Coulter, a position he assumed in 1993. Mr. Wareham is a director of ResMed Inc. Mr. Wareham previously served on the Boards of Beckman Coulter, Inc., Greatbatch, Inc. and Accuray Incorporated.

Loyal W. Wilson, age 66, director since 1987, and since the end of December 2013, Founder and Senior Advisor of Primus Capital Partners, Inc., a private equity investment and management firm. From 1994 to December 2013, Mr. Wilson served as Managing Director of Primus Capital Partners, Inc. From 1983 to 1994, Mr. Wilson served as a Managing Partner of Primus Venture Partners, L.P. Primus invests in established, high growth firms in the healthcare, software, technology enabled business services, and education industries.

Michael B. Wood, age 70, director since October 2004, and from August 2004 to the present a consultant orthopedic surgeon at the Mayo Clinic in Jacksonville, Florida and a Professor of Orthopedics at the Mayo Clinic College of Medicine. Dr. Wood served as President Emeritus of the Mayo Clinic Foundation from February 2003 until February 2004, and President and CEO of the Mayo Clinic Foundation from 1999 to 2003. The Mayo Clinic Foundation is a charitable, not-for-profit organization based in Rochester, Minnesota, and is the parent corporate entity of the Mayo Clinics in Minnesota, Florida and Arizona. Dr. Wood is a director of Cubist Pharmaceuticals, Inc.

The Board of Directors believes that each of the director nominees has the necessary personal and professional ethics, integrity, experience, commitment, judgment, diversity of background, and other attributes to make them well qualified to serve as a director of STERIS.

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Mr. Breeden’s experience as Chairman of the U.S. Securities and Exchange Commission, CEO of an investment advisory firm, and a director of several public companies. Mr. Breeden’s experience provides our Board with extensive managerial, governance and regulatory insights regarding issues facing public companies. As an investor, Mr. Breeden also provides valuable insight on issues such as shareholder return, executive compensation programs, and capital structure.

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Ms. Feldmann’s experience as Partner-in-Charge of a national medical technologies practice and Life Sciences practice for leading public accounting firms and director of publicly traded companies. Ms. Feldmann’s overall experience and financial expertise supports the Board’s oversight of critical financial policy, reporting and risk matters encountered by public companies.

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Dr. Kosecoff’s experience as a Chief Executive Officer for a number of large healthcare organizations and a director of publicly traded companies. Dr. Kosecoff’s background provides our Board with extensive managerial, government and regulatory experiences and insight in the healthcare industry.

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Mr. Lewis’s many years experience as a practicing attorney and as a director of several public companies. Mr. Lewis’s background provides our Board with an important perspective regarding legal, regulatory and financial issues (although he does not serve in a legal capacity or provide legal advice to STERIS or our Board).

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Mr. McMullen’s experience as Chairman, President, and Chief Executive Officer of a publicly traded company. Mr. McMullen’s experience as chief executive of an international public company with a diverse employee population brings significant understanding of managerial, human resources and compensation matters to the Board.

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Mr. Rosebrough’s experience as President and Chief Executive Officer for several corporations and many years experience as a senior executive in the healthcare industry. Mr. Rosebrough leads the Company’s management team, assists the Board in its oversight of the Company and provides unique perspectives into the healthcare industry and our operations, direction and strategies.

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Dr. Sohi’s experience as President and Chief Executive Officer of international industrial companies and international operating experience. Dr. Sohi provides our Board with substantial manufacturing, operational and international experience, which are important factors for the Board’s oversight and the Company’s strategies.

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Mr. Wareham’s many years as Chairman and Chief Executive Officer of a publicly traded corporation in the biomedical field, as well as other senior executive and board of director positions. Mr. Wareham’s broad-based experience and leadership roles provide the Board and the Company with extraordinary healthcare industry perspectives and insights.

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Mr. Wilson’s many years experience as Managing Director of a private equity investment and management firm. Mr. Wilson provides valuable managerial, investment, and financial experience that support the Board’s oversight of management and issues generally facing public companies.

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Dr. Wood’s experience as President and CEO of one of the most prestigious medical organizations in the world and as a director of the Institute for Healthcare Improvement. Dr. Wood provides the Board with the unique perspective of a user of medical instrumentation, as a surgeon, as well as hospital managerial experience as the former CEO of The Mayo Clinic Foundation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF RICHARD C. BREEDEN, CYNTHIA L. FELDMANN, JACQUELINE B. KOSECOFF, DAVID B. LEWIS, KEVIN M. MCMULLEN, WALTER M ROSEBROUGH, JR., MOHSEN M. SOHI, JOHN P. WAREHAM, LOYAL W. WILSON AND MICHAEL B. WOOD.

PROPOSAL 2 – TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

We believe that our compensation policies and procedures are based on a pay-for-performance philosophy and are aligned with the long-term interests of our shareholders. However, to obtain the specific input of shareholders with respect to these policies and procedures in accordance with the provisions of the Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, the proposal described below provides shareholders with the opportunity to approve, on a non-binding advisory basis, the compensation of our named executive officers.

This proposal, commonly known as a “Say on Pay” proposal, gives shareholders the opportunity to provide input—to endorse or not endorse – the compensation of the Company’s named executive officers. We are currently conducting say-on-pay votes every year, and expect to hold the next say-on-pay vote in connection with our 2015 Annual Meeting. We strongly encourage you to carefully review the Compensation Discussion and Analysis and compensation tables and narrative discussions and related material beginning on page 18 of this Proxy Statement. Thereafter, we request your input on the compensation of the Company’s named executive officers through your vote on the following resolution:

“Resolved, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussions, is approved on a non-binding advisory basis.”

The non-binding resolution to approve the compensation of our named executive officers will be considered adopted if approved by the affirmative vote of the holders of a majority of the Common Shares represented in person or by proxy and entitled to vote at the Annual Meeting. Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

PROPOSAL 2: To approve, on a non-binding advisory basis, the compensation of our named executive officers.

Proxies will be voted to approve on a non-binding advisory basis the compensation of our named executive officers in the absence of instructions to the contrary.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP has been reappointed as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015 by the Audit Committee of the Board. The Board recommends ratification of this appointment by the shareholders.

PROPOSAL 3: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.

Approval of Proposal 3 will require the affirmative vote of the holders of a majority of the Common Shares represented in person or by proxy and entitled to vote at the Annual Meeting. Approval of Proposal 3 will not preclude the Board or Audit Committee from selecting a different registered public accounting firm at any time during the fiscal year if it determines such change would be in the best interests of the Company and our shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2015.

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UNLESS OTHERWISE SPECIFIED, THE PROXY HOLDERS WILL VOTE FOR

PROPOSALS 1, 2 AND 3.

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VOTING ON OTHER MATTERS

We have no knowledge of any other matters to be presented for vote to the shareholders at the Annual Meeting. In the event other matters do properly come before the meeting, the persons named in the proxy form will vote in accordance with their judgment on such matters.

BOARD OF DIRECTORS INFORMATION

BOARD MEETINGS AND COMMITTEES

Our Board of Directors met six times during the fiscal year ended March 31, 2014. The Board has four standing committees – the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Compliance Committee. Each committee has adopted a written charter that may be found at http://www.steris.com/about/ir/corpgovbridge.cfm. A copy of each charter will also be made available upon a request sent to the Company’s Secretary. From time to time, our Board has also established various special committees.

Audit Committee

Ms. Feldmann and Messrs. Breeden, Lewis and Wilson are the current members of the Audit Committee. The Audit Committee provides oversight relating to the integrity of the Company’s financial statements and financial reporting process, including its systems of internal accounting and financial controls, the internal audit process, the annual independent audit of the Company’s annual financial statements, compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and related matters. SEC rules provide that only a person who meets certain independence criteria may serve on the audit committee of a public company. The Board has determined that Ms. Feldmann and Messrs. Breeden, Lewis and Wilson each meet those independence criteria for audit committee members and that all such members also are independent within the meaning of the NYSE listing standards, and are “financially literate” and have accounting or related financial expertise within the meaning of NYSE listing standards. The Board has further determined that each of Ms. Feldmann and Messrs. Breeden, Lewis and Wilson qualifies as an “audit committee financial expert” in accordance with Item 407(d)(5)(ii) of Regulation S-K. Ms. Feldmann, who is the Committee Chair, was determined to qualify as an audit committee financial expert as a result of the Board’s examination of her education, public accounting firm experience (including experience in preparing, auditing and evaluating financial statements), other board and audit committee experiences and prior STERIS Audit Committee experience. Ms. Feldmann graduated from Boston College in 1975 with a BS degree in Accounting and became a Certified Public Accountant in 1979. She was employed by Coopers & Lybrand (now PricewaterhouseCoopers), was admitted to the partnership in 1986, and was subsequently named Partner-in-Charge of its Life Sciences practice. From 1994 to 2002, Ms. Feldmann was employed by KPMG, primarily serving as Partner-in-Charge of its National Medical Technologies Practice. During her employment with these public accounting firms, Ms. Feldmann was in charge of and actively supervised the audits of numerous public companies in many of the same industries in which STERIS participates. In addition, Ms. Feldmann has served on the audit committee of other U.S. public companies.

The Audit Committee met eight times during fiscal 2014. A copy of the Audit Committee’s charter may be found at http://www.steris.com/about/ir/corpgovbridge.cfm. A copy will also be made available upon a request sent to the Company’s Secretary.

Compensation Committee

Messrs. McMullen, Wareham and Wilson and Dr. Wood are the current members of the Compensation Committee. SEC rules provide that only a person who meets certain independence criteria may serve on the compensation committee of a public company. The Board has determined that Messrs. McMullen, Wareham and Wilson and Dr. Wood each meet those independence criteria for compensation committee members and that all such members are also independent within the meaning of the NYSE listing standards. None of the members of the Compensation Committee had any interlocking relationships with the Company, within the meaning of SEC rules.

The Compensation Committee is responsible for the Company’s general compensation philosophy for senior management, including approval of the compensation of the President and Chief Executive Officer and elements of other senior management compensation. The Compensation Committee’s approval is required for equity grants to the named executive officers and other executive officers under the Company’s 2006 Long-Term Equity Incentive Plan and annual performance bonus payments under the Company’s Management Incentive Compensation Plan and Senior Executive Management Incentive Compensation Plan. In making these decisions, the Compensation Committee considers the recommendations of the President and Chief Executive Officer and the Committee’s compensation consultant. The Compensation Committee also is responsible for the Company’s compensation philosophy for the directors, reviews director compensation in relation to certain other companies, and discusses this review with and makes recommendations to the Board. The Compensation Committee is authorized to and has regularly retained independent compensation consultants and other advisors to assist with the discharge of its responsibilities. A more detailed description of this process is located under “Executive Compensation—Compensation Discussion and Analysis,” beginning on page 18.

The Compensation Committee met five times during fiscal 2014. A copy of the Compensation Committee’s charter may be found at http://www.steris.com/about/ir/corpgovbridge.cfm. A copy will also be made available upon a request sent to the Company’s Secretary.

Nominating and Governance Committee

Messrs. Breeden and Lewis and Drs. Kosecoff and Sohi are the current members of the Nominating and Governance Committee. The Board has determined that all members of the Nominating and Governance Committee are independent within the meaning of the NYSE listing standards. The Nominating and Governance Committee provides oversight relating to the administration of the Company’s policies, programs and procedures with respect to: senior management succession planning and other management and organizational development activities; the identification and recommendation of individuals for consideration to become Board members, consistent with criteria approved by the Board; recommendations to the Board of director nominees for appointment or election to the Board of Directors; the development and recommendation to the Board of corporate governance principles applicable to the Board and the Company; and overseeing the process for evaluation of governance matters generally, including Board, Board Committees, and CEO evaluations; evaluation of related person transactions and potential conflicts; evaluation of shareholder proposals; and compliance with the Board’s governance guidelines.

The Nominating and Governance Committee met four times during fiscal 2014. A copy of the Nominating and Governance Committee’s charter may be found at http://www.steris.com/about/ir/corpgovbridge.cfm. A copy will also be made available upon a request sent to the Company’s Secretary.

Compliance Committee

Drs. Kosecoff, Wood and Sohi and Mr. Rosebrough are the current members of the Compliance Committee. The Compliance Committee provides oversight relating to legal, regulatory, and health, safety and environmental matters, compliance with applicable laws and regulations, and compliance programs and policies. The Compliance Committee met four times during fiscal 2014. A copy of the Compliance Committee’s charter may be found at http://www.steris.com/about/ir/corpgovbridge.cfm. A copy will also be made available upon a request sent to the Company’s Secretary.

Meetings

Each director attended more than 75% of the aggregate of all meetings of the Board of Directors and the committees on which he or she served while in office during fiscal 2014.

Summary Table of Standing Committee Members

The following table summarizes the membership of the Board’s standing Committees during fiscal 2014:

Directors	Audit	Compensation	Compliance	Nominating and Governance
Richard C. Breeden
Cynthia L. Feldmann
Jacqueline Kosecoff, Ph.D.
David B. Lewis
Kevin M. McMullen
Walter M Rosebrough, Jr.
Mohsen M. Sohi, D.Sc.
John P. Wareham
Loyal W. Wilson
Michael B. Wood, M.D.

  =   Member

  =  Chairperson

The Board and Oversight of Risk

The Board has determined that the existing leadership structure, with Mr. Wareham serving as Chairman of the Board and Mr. Rosebrough serving as President and Chief Executive Officer, as well as a director, is currently the most efficient and effective structure for the Company. The Board believes that separation of the Chairman of the Board and CEO roles provides an effective balance between management and director participation in the Board process.

The Board of Directors and each of its standing Committees has oversight with respect to business risks identified by the Company or risks which the Directors may identify or consider based on their experience. Management of the Company is responsible for the operation of the business and the reasonable management of risks that may arise in the course of our business, and must provide the appropriate control environment, and procedures and programs to identify, detect, and reasonably manage risks encountered by the Company. While they do not conduct risk-related audits or implement risk-related procedures, the Board and its Committees endeavor to understand the Company’s strategies and drivers of success, engage in a constructive dialogue with management about potential risks and risk management, and monitor the Company’s internal control and compliance activities. For example: (1) the Audit Committee monitors internal controls; (2) the Compliance Committee monitors quality, regulatory and litigation risks; (3) the Compensation Committee provides risk oversight regarding the Company’s incentive and other compensation programs and practices; (4) the Nominating and Governance Committee provides oversight regarding potential conflicts, governance and succession risks; and (5) the Audit Committee and the Board provide oversight concerning the Company’s enterprise risk management (ERM) process, which is our integrated, process-orientated, approach to managing key business risks. Each Committee also provides reports on risk oversight matters in their area of responsibility to the Board. In providing this oversight, the Board and Committees rely on information, opinions, reports or statements, including financial statements and other data prepared or presented by officers or employees of the Company, legal counsel, independent accountants, or other professional or expert advisors.

GOVERNANCE GENERALLY

Our business is managed by our employees under the oversight of the Board of Directors. Except for Mr. Rosebrough, none of the Board members was an employee of the Company during fiscal 2014. The Board limits membership of the Audit Committee, Compensation Committee and Nominating and Governance Committee to persons determined to be independent non-management directors.

The Board of Directors has established Governance Guidelines that, along with the charters of the Board committees, the Company’s Code of Business Conduct for employees and the Director Code of Ethics, provide the framework for the governance of the Company. Our Governance Guidelines, Code of Business Conduct for Employees, Director Code of Ethics, Board Committee charters and other corporate governance information are available on the Corporate Governance page under the Investor Relations section of the Company’s website at http://www.steris.com/about/ir/corpgovbridge.cfm. Any shareholder also may request these items in print, without charge, by contacting the Corporate Secretary at STERIS Corporation, 5960 Heisley Road, Mentor, Ohio 44060.

The Board of Directors has charged the Nominating and Governance Committee with helping the Company to remain in the forefront of good corporate governance. The Nominating and Governance Committee is responsible for periodically reviewing and making recommendations to the Board of Directors in connection with the Company’s governance principles and practices.

Independence Standards

The Board believes that independent directors must comprise a substantial majority of the Board. It is expected that at least two-thirds of the Board should be independent. Under our Governance Guidelines, an independent director is one who meets the definition of independence as defined by NYSE listing requirements. A director will not be considered independent if he or she has a material relationship with the Company. Generally, the Board will not consider a director to be independent under the following circumstances:

•

The director is, or has been within the last three years, an employee of the Company, or an immediate family member of the director is, or has been within the last three years, an executive officer, of the Company;

•

The director or an immediate family member has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•

(a) The director or an immediate family member is a current partner of a firm that is our internal or external auditor; (b) the director is a current employee of such firm; (c) the director has an immediate family member who is a current employee of such a firm who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (d) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such firm and personally worked on our audit within that time;

•

The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another entity where any of the present executive officers at the same time serves or served on that entity’s compensation committee;

•

The director is a current employee, or an immediate family member is a current executive officer, of an entity that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent of such entity’s consolidated gross revenues; or

•

The director is an executive officer of a charitable organization and, within the last three years, the Company’s charitable contributions in any year to the organization (exclusive of gift-match payments) exceed the greater of $1 million or two percent of the organization’s consolidated gross revenues.

Based upon the foregoing criteria, the Board of Directors has determined that all of the following directors are independent within the meaning of NYSE listing requirements: Richard C. Breeden, Cynthia L. Feldmann, Jacqueline B. Kosecoff, David B. Lewis, Kevin M. McMullen, Mohsen M. Sohi, John P. Wareham, Loyal W. Wilson, and Michael B. Wood. The Board of Directors also has determined that each of the Compensation Committee members meets the additional requirements for independence required to be a member of the Compensation Committee under NYSE listing requirements and applicable law. The Board of Directors also has determined that each of the members of the Audit Committee meets the requirements for independence and financial literacy and possesses the accounting or related financial management expertise required to be a member of the Audit Committee under NYSE listing requirements and applicable law and is an audit committee financial expert as defined in SEC regulations.

Related Person Transactions

During fiscal 2014, we have not been a participant in, and there are not currently proposed, any related person transactions (within the meaning of, and required to be disclosed under, Item 404(a) of Regulation S-K).

Our Director Code of Ethics provides that STERIS directors may not receive any loans, consulting fees, or other material personal profit or benefit in connection with any transaction involving STERIS, other than compensation, expense payments and committee fees as a director (or in the case of a director employed by the Company, compensation as an employee), as approved by the full Board. Other than such payments, a director must disclose to the Company’s General Counsel any transaction, or proposed transaction, between a STERIS entity and the director, a member of the director’s immediate family, or a business the director or an immediate family member owns, controls, or has a substantial interest in. Directors also may not have a personal or family financial interest in any STERIS supplier, customer, consultant, reseller or competitor that has a reasonable potential for causing a conflict of interest or divided loyalty, or resulting in material personal gain.

Our Code of Business Conduct for employees requires that relationships with third parties, as well as all business decisions, be based on what is required by law and in the best interests of STERIS, and not be motivated or influenced by personal considerations. This Code also requires that employees discuss with their supervisor or the STERIS Legal Department any activity that might create a conflict of interest, including personal financial interests that might reasonably affect their business judgment on behalf of the Company. Our Conflicts of Interest Policy also contains prohibitions with respect to conflicts of interest or transactions involving personal financial gain.

In addition, our Board has adopted a policy with respect to related party transactions. In general, this policy requires that all transactions or proposed transactions between the Company and a related party that exceed $120,000 and in which the related party has a direct or indirect material interest, be disclosed to and ratified or approved by the Nominating and Governance Committee or by disinterested members of our full Board. Under this policy, related parties include all of our Directors and executive officers and their immediate family members, and entities owned (more than 5% ownership) by a Director, executive officer or their immediate family members. In fiscal year 2013, there were no related party transactions between us and related parties that required ratification or approval under this policy.

Governance Guidelines

Our Board adopted its Governance Guidelines to assist primarily with the proper management and governance of the activities of the Board. The following is a summary of those Guidelines. A complete copy of the Governance Guidelines may be found at http://www.steris.com/about/ir/corpgovbridge.cfm.

Term—There is no limitation on the number of terms a director may serve. However, the Nominating and Governance Committee will not ordinarily recommend a nominee for election for a term beginning on or after the nominee’s 75th birthday unless it has determined that under the circumstances such nomination would be in the best interest of the Company and its shareholders.

Annual Meeting of Shareholders—The Board of Directors encourages all of its members to attend the Annual Meeting of Shareholders. All of the current directors were present at the 2013 Annual Meeting of Shareholders.

Executive Sessions—The independent directors of the Board will meet separately as a group at least every other regularly scheduled Board meeting. The Chairman or Lead Director (if the Chairman is not independent) will assume the chair of the meetings of independent directors and assume such further tasks as set forth in the Governance Guidelines and as the independent directors may determine from time to time. As indicated under “Independence Standards” above, the current Chairman has been determined to be independent.

Authority—Each member of the Board has complete and open access to management. Board members are expected to use their judgment so as to not distract management from the day-to-day operation of the Company. The Board and each Committee have the authority to obtain advice, reports or opinions from internal and external counsel and expert advisors and have the power to hire independent legal, finance and other advisors as they may deem necessary, without consulting with, or obtaining approval from, any officer in advance.

Board and Committee Evaluations—The Board has conducted self-evaluations as well as individual director evaluations to assess the effectiveness of the Board and its members. The Chairman (or Lead Director, if the Chairman is not independent) and the Nominating and Governance Committee coordinate these evaluations. The purpose of these self-evaluations is to increase the effectiveness of the Board and each Committee, as well as their individual members. Changes in Board committee structure, if any, are to be evaluated and recommended by the Nominating and Governance Committee, but require the concurrence of the full Board.

Majority Voting—If an incumbent nominee for director in an uncontested election does not receive the vote of at least the majority of the votes cast at any meeting for the election of directors at which a quorum is present, and no successor has been elected at such meeting, the director will promptly offer his or her resignation as a director to the Board of Directors. A majority of votes cast for the purposes of this provision means that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election.

The Nominating and Governance Committee will make a recommendation to the Board regarding whether to accept or reject the offered resignation or whether other action should be taken. The Board will consider the offer of resignation and disclose its decision regarding the offer and the rationale for its decision within 90 days from the date of the certification of the election results. If an incumbent director’s offer of resignation is not accepted by the Board, such fact will be promptly communicated to the director and such director will continue to serve until a successor is duly elected, or such director’s earlier resignation or removal.

If a director’s resignation is accepted by the Board then the resignation will be effective as of the date of acceptance, and the acceptance will be promptly communicated to the director. If a director’s resignation is accepted in the foregoing circumstances, or a director otherwise resigns or is removed or fails to be re-nominated, then the Board, in its sole discretion, may fill any resulting vacancy, or may decrease the size of the Board of Directors, pursuant to the Company’s Code of Regulations. If an election of directors is contested, a plurality voting standard shall apply to all directors.

New Director Orientation—All new directors will be provided an orientation to acquaint them with the Company’s business, strategies, long-range plans, financial statements, the Governance Guidelines, and the Director Code of Ethics. New directors will also be introduced to our senior management, internal auditor, and independent auditor. In addition, from time to time, directors will receive information and updates on legal and regulatory changes that affect the Company, its employees and the operation of the Board. The Nominating and Governance Committee will from time to time make other recommendations regarding further educational opportunities for directors.

Attendance at Meetings—In order to effectively oversee management, all directors are expected to attend Board meetings and meetings of committees of which they are members. In discharging this oversight obligation, directors may reasonably rely on the integrity of management and the independent auditor. Directors who attend less than 75% of Board meetings and meetings of committees of which they are members for two consecutive years will be subject to assessment by the Board to determine continued eligibility for directorship.

Shareholder Communications—Shareholders and other interested parties may communicate with the Board of Directors as a group, with the non-management directors as a group, or with any individual director by sending written communications to STERIS Corporation, 5960 Heisley Road, Mentor, Ohio 44060-1834, Attention: Secretary. Complaints regarding accounting, internal accounting controls, or auditing matters will be forwarded directly to the chairperson of the Audit Committee. All other communications will be provided to the individual directors or group of directors to whom they are addressed. Communications that are considered to be improper for submission to the intended recipients will not be provided to the directors. Examples of communications that would be considered improper for submission include, without limitation, solicitations, routine customer matters, communications that do not relate, directly or indirectly, to our business and communications that relate to improper or irrelevant topics.

Insider Trading Policy – Hedging and Pledging of Company Securities

In fiscal 2014, the Nominating and Governance Committee of the Board approved a number of revisions to the Company’s Insider Trading Policy. Among other changes, “open window” periods were shortened and the groups of persons automatically subject to regular blackout periods and advance clearance requirements were expanded. In addition, hedging and pledging of Company securities (including holding Company securities in margin accounts) by directors, officers and employees, as well as certain other types of practices, are now expressly prohibited under the Insider Trading Policy.

STERIS Ethics Line

Employees have been instructed that if they have any questions or concerns about compliance with the Company’s Policies, applicable laws, or principles as outlined in the STERIS Code of Business Conduct, or are unsure of the “right thing” to do, they should talk with their supervisor, their local or Corporate Human Resources department personnel, STERIS’s Senior Vice President and Chief Compliance Officer, Internal Audit or the STERIS Legal Department, or submit a report to the STERIS Ethics Line.

The STERIS Ethics Line does not replace other communication channels already in place. However, if employees have an issue regarding an ethics or compliance related matter, or believe they cannot communicate effectively using existing internal channels, they are instructed by the Code of Business Conduct to call the STERIS Ethics Line. Reports on the STERIS Ethics Line may be made anonymously and without reprisals for matters reported in good faith.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP was appointed as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014, by the Audit Committee of the Board of Directors. A representative of Ernst & Young LLP is expected to be present at the 2014 Annual Meeting with an opportunity to make a statement if so desired and to answer appropriate questions with respect to that firm’s audit of the Company’s financial statements and records for the fiscal year ended March 31, 2014.

The Audit Committee has adopted policies and procedures which are intended to control the services provided by Ernst & Young LLP and to monitor their continuing independence. Under these policies, the Audit Committee must pre-approve all services performed by Ernst & Young LLP. In addition, the Audit Committee may delegate authority to grant certain pre-approvals to a member of the Committee. Pre-approvals granted by a member of the Committee are reported to the full Audit Committee at its next regularly scheduled meeting.

The aggregate fees billed for professional services by Ernst & Young LLP for the fiscal years ended March 31, 2014 and March 31, 2013 were:

	Years Ended March 31,
Type of Fees	2014	2013
	(in thousands)
Audit Fees	$2,269	$2,028
Audit-Related Fees	58	58
Tax Fees	20	10
All Other Fees	0	0
Total	$2,347	$2,096

All of the services provided by Ernst & Young LLP in fiscal year 2014 were pre-approved in accordance with the Audit Committee’s pre-approval policies and procedures described above. In the above table, “Audit Fees” are fees paid to Ernst & Young LLP for professional services for the audit of the Company’s consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, for the audit of the Company’s internal control over financial reporting and for services that are provided by the accountant in connection with statutory audits; “Audit-Related Fees” include fees billed by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, benefit plan audits and advisory services; and “Tax Fees” include fees for tax compliance, tax advice and tax planning.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors of the Company has adopted a written Audit Committee charter. The Audit Committee has been established in accordance with the Securities Exchange Act of 1934. Based on the review and determination of the Board, members of the Audit Committee meet the financial literacy and independence criteria to serve on the audit committee of a public company.

The Audit Committee has reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the audited financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the year ended March 31, 2014. The Audit Committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed pursuant to the Auditing Standard No. 16.

The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP their independence. The Audit Committee has also concluded that Ernst & Young LLP’s provision of non-audit services to the Company is compatible with their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014 filed with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Cynthia L. Feldmann – Chair

Richard C. Breeden

David B. Lewis

Loyal W. Wilson

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Overview

The Compensation Committee of our Board of Directors, which we refer to throughout this Compensation Discussion and Analysis as the Committee, is responsible for approving the compensation, benefits and perquisites of the President and Chief Executive Officer (to whom we refer as CEO) and senior management, and our general compensation philosophy. The Committee also approves annual equity grants available under our equity incentive compensation plan for eligible employees, as well as cash bonus payments to senior management and the maximum amount payable under our annual management cash bonus plans, based upon performance criteria established by the Committee under those plans. The Committee has regularly retained an independent compensation consultant and other advisors to assist with its responsibilities. Each member of the Committee satisfied the independence standards of the SEC and NYSE.

General Compensation Philosophy

Our management compensation programs are designed to align management’s interests with the long-term interests of shareholders and to support and promote the achievement of our goals and objectives by helping to recruit and retain executive talent required to successfully manage our business. Our management compensation programs seek to align compensation with individual and Company performance to achieve the goals and objectives of the business by providing and balancing incentives for annual financial performance as well as the generation of long-term value, growth and profitability. Therefore, management compensation is generally structured to provide a significant portion of the compensation opportunity on the basis of the long-term performance of STERIS stock, as well as business performance and other factors that influence shareholder value. The Committee believes that the design of our executive compensation program provides appropriate incentives and alignment with shareholders.

Some of the recent executive compensation practices adopted or supported by the Committee include:

•	Recommending that shareholders be provided the opportunity to vote annually regarding the compensation of our named executive officers (“say on pay” vote);

•	Eliminating continued vesting of equity awards subsequent to termination of employment, beginning with fiscal year 2012 awards;

•	Increasing the share ownership requirements under the Non-Employee Director Stock Ownership Guidelines (see “Non-Employee Director Stock Ownership Guidelines” on page 56 for the new guidelines);

•	Eliminating all change in control agreements, including all tax gross-ups in change of control situations (see “Change of Control Agreements” on page 38);

•

Adopting a new Senior Executive Severance Plan with less generous severance provisions, including a double trigger to receive benefits as a result of changes in control, and no tax gross ups (see “Senior Executive Severance Plan” beginning on page 39);

•

Terminating the CEO’s Employment Agreement, including the Company severance obligations contained therein, and covering him under the less generous provisions of the Senior Executive Severance Plan; and

•

Modifying the Company’s 2006 Long-Term Equity Incentive Plan to substitute double trigger vesting for single trigger vesting following changes in control for equity awards made after March 12, 2014 (see Appendix A for a copy of the Plan, as amended and restated);

•	Imposing a blanket prohibition on the hedging and pledging of Company securities by Company employees and directors.

The Committee voluntarily solicited the input of shareholders regarding our executive compensation program at our 2010 Annual Meeting of Shareholders through a non-binding advisory “say on pay” proposal similar to that described previously in this Proxy Statement, and since that time has continued to seek shareholder input on our executive compensation in accordance with the provisions of Dodd-Frank as described in this Proxy Statement. The Committee also has determined that the Company’s employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. The Committee based this determination in part on the following factors: potential awards under all incentive compensation plans for corporate officers are capped, the Committee has the final right to determine all incentive compensation payments to corporate officers, incentive compensation metrics for named executive officers focus on the Company business in its entirety, and all of the Company’s incentive compensation plans and the equity plan contain clawback provisions intended to discourage and penalize improper behaviors.

The Committee believes that it must maintain flexibility in establishing compensation practices to allow it to address compensation trends, competitive issues, business needs, industry and the broader economic environment, and special situations that will be encountered in the recruitment, retention, and promotion of employees. Therefore, the compensation practices approved by the Committee will likely vary from year to year and from person to person, depending on the particular circumstances.

Consideration of 2013 Say-on-Pay Vote Results

The Compensation Committee reviewed the results of our 2013 “say-on-pay” vote, in which our named executive officer compensation was supported by approximately 98.3% of the votes received. After taking into consideration the strong support for our executive compensation program reflected in the say-on-pay vote results, the Compensation Committee decided to continue to apply the same philosophy, compensation objectives and governing principles as it has used in recent years when making subsequent decisions or adopting subsequent policies regarding named executive officer compensation. Also after taking into consideration this strong support, the Committee decided to continue using the same executive pay structure of base salary, cash bonus and mix of restricted stock and options.

Process for Determining Senior Management Compensation

Senior management compensation is generally reviewed and established on an annual basis by the Committee. Our fiscal year ends on March 31. Therefore, Committee members typically begin the assessment of compensation for senior management around the end of the fiscal year. The Committee typically meets again early in the new fiscal year to evaluate the performance of the Company and our named executive officers, and based on that evaluation of Company performance and individual evaluations, to determine bonus amounts, if any, for the recently completed fiscal year, and finalize base salaries, set bonus criteria, and approve equity awards for senior management for the new fiscal year.

During fiscal year 2014, Pay Governance LLC (“Pay Governance” or “consultant”) assisted with the annual compensation reviews, providing historical and prospective views regarding total compensation for our executive officers. Pay Governance reports to the Committee and is charged with providing the Committee with competitive pay data and compensation trends, analysis and recommendations. Base salaries, cash bonus levels, equity compensation, and total compensation of senior management are examined against data from multiple sources and surveys developed and provided by the compensation consultant, as described below. The Committee targets the payment of base salaries, cash bonuses and equity compensation and total direct compensation within a general range of 10% above or below the market median of those components. Similarly, target cash bonus opportunities and target equity incentive opportunities are designed to reflect market median targets. This is a guideline around which there is likely to be variation, depending on individual factors and business results. Factors used in the process of assessing and determining senior management compensation include individual and team performance, scope of responsibilities and accountability, competitive and other industry compensation data, special circumstances and expertise, business performance, and comparison with compensation of our other senior managers. The CEO also provides recommendations to the Committee for compensation adjustments for the other senior managers.

The Committee and its compensation consultant review market data relating to compensation to help assess the compensation of our senior executives, including each of the named executive officers. This review includes the compensation consultant’s analysis of proxy data from certain healthcare equipment and supply companies similar in size to the Company (see listing below), information derived from multiple general compensation surveys, including companies from across industries, and other executive compensation data maintained by the consultant. This data includes peer companies with a focus on healthcare equipment and supplies (see listing below) and public industrial companies primarily from the S & P Composite 1500, adjusted by the consultant to reflect the Company’s revenue. Peer group data is used for executive pay benchmarking purposes for the Company’s CEO and CFO. The public industrial company survey data also is utilized for executive pay benchmarking purposes for the Company’s CEO and CFO, as well as for all of the other named executive officers. The Committee evaluates this data with the assistance of the consultant to develop a target and related range for each of base salary, incentive compensation (cash bonus), and long-term equity compensation for each executive position that reflects market median pay (overall and by each element), consistent with the Company’s pay philosophy.

In the fourth quarter of fiscal 2011, the consultant reviewed the peer group used for executive pay benchmarking purposes for the Company’s CEO and CFO for fiscal 2012, 2013 and 2014. Unless there is a significant organizational change, the consultant reviews the group every two to three years (as opposed to annually) to avoid making pay changes purely based on changes in the peer group and to provide more consistency in assessing and administering the Company’s pay program. (In the fourth quarter of each of fiscal 2012 and 2013, the consultant again reviewed the peer group used for benchmarking purposes for compensation for the succeeding fiscal year.) In determining peers, the consultant focuses on companies that are in the health care equipment and supply industries, markets which reflect the Company’s primary business and where we often compete for senior executive talent. More specifically, the consultant looks primarily for companies manufacturing durable medical goods and medical consumables. In selecting peers, the consultant uses several factors including company size and scale, generally ranging from one-half to two times the corresponding measures for STERIS:

•	Revenue between $750 million and $2.5 billion

•	Total assets between $750 million and $2.5 billion

•	Employees between 2,500 and 10,000

•	Market capitalization between $1.0 billion and $4.0 billion

The consultant looked at these factors again in the succeeding two years to verify that the peer group companies continued to meet these metrics. No relative weighting is given to any one of these factors in determining peers. Rather, potential peer companies were included based on how well they meet all of these factors.

As a result of this analysis and further review for fiscal 2014, the Consultant identified the following companies to generate this peer group comparison compensation data for the Committee for fiscal 2014:

• Bio-Rad Laboratories • Bruker Corp. • CR Bard • CONMED • Dentsply International • Edwards Lifesciences • Haemonetics Corp.	• Hill-Rom Holdings • Hologic • IDEXX Laboratories • Integra Life Sciences • Intuitive Surgical • Invacare • Kinetic Concepts	• Lincare Holdings • ResMed • Sirona Dental Systems • Teleflex • Varian Medical Systems • Waters Corp. • West Pharmaceutical

Beckman Coulter originally had been included in this peer group for fiscal 2012 but was dropped for fiscal 2013 because it was acquired by a third party. All of the above remaining peer group companies operate businesses similar to STERIS and to varying degrees met the Company’s peer group size criteria. On balance, STERIS’s financial and other criteria at the time the peer group was constructed at the end of 2010 generally fell within a reasonable range around the peer group’s medians in terms of annual revenue (STERIS: $1.3 billion vs. peers $1.4 billion), employees (STERIS: 5,000 vs. peers 5,500), assets (STERIS: $1.2 billion vs. peers $1.7 billion), and market cap (STERIS: $2.1 billion vs. peers $3.2 billion). Since the peer group was constructed, the compensation consultant has continued to periodically review with the Committee changes in the revenue, employee, asset and market cap metrics of the peer group members relative to changes in the same metrics for STERIS and concluded that STERIS’s metrics continue to fall within a reasonable range around the peer group’s medians.

Executive Compensation Summary for Fiscal Year 2014

The Committee’s consideration of the primary elements of compensation (base salary, incentive compensation (cash bonus) and equity compensation) for all of the named executive officers is based upon a combination of common criteria and measures applicable to all of the officers, as well as individual goals and objectives applicable specifically to each officer. For fiscal 2014, the Committee considered and applied a number of common criteria and measures to evaluate the named executive officers, including:

•	Company financial performance,

•	prior individual performance and compensation,

•	the complexity and scope of responsibilities of the officer’s position,

•	the officer’s overall experience as well as experience with STERIS,

•	market and survey data developed by the compensation consultant, and

•	the CEO’s assessments and recommendations regarding individual performance.

Individual goals and objectives varied for each named executive officer based on their area of responsibility. In fiscal 2014:

•

Mr. Rosebrough’s individual goals and objectives related to acquisitions, regulatory compliance, Customer relations, product quality, new product introduction, employee relations and retention, organizational development, safety, process improvement, and profit and cash flow performance.

•

Mr. Tokich’s individual goals and objectives related to financial reporting and compliance, working capital initiatives, investor relations, cost management, organizational restructuring, information technology initiatives, business strategy initiatives and safety performance.

•

Mr. Moss’s individual goals and objectives related to regulatory compliance, segment financial performance, segment organizational leadership, Customer relations, new product launches, profit and cash flow and safety performance.

•

Mr. Johnson’s individual goals and objectives related to manufacturing operations, product quality leadership, lean process implementation, inventory, product delivery, operational efficiencies and safety performance.

•

Mr. Pahwa’s individual goals and objectives related to regulatory compliance, business unit financial performance, business unit organizational leadership, Customer relations, new product launches, profit and cash flow and safety performance.

•

Mr. Chapman’s individual goals and objectives related to acquisitions, segment financial performance, segment organizational leadership, Customer relations, new product launches, profit and cash flow and safety performance.

As CEO, Mr. Rosebrough has the broadest complexity and scope of responsibilities, as he has oversight for all aspects of our operations. All of our named executive officers, as well as other senior managers, report directly to Mr. Rosebrough. As a result of these various factors, individual performance against these factors, the individual’s roles and scope of responsibilities, and the Company’s performance, each element of compensation will necessarily vary between the named executive officers.

The Committee believes that our underlying executive compensation program is appropriate to reflect annual financial performance as well as rewarding and motivating behaviors that can create long-term shareholder value. For fiscal year 2014, the Committee evaluated the performance of the named executive officers, applying in each case the common criteria and measures and individual goals and objectives described above, as well as the Company’s actual performance against the targeted financial performance for payment of the incentive compensation. As a result, the Committee approved the fiscal year 2014 compensation described in the following pages for each of the named executive officers.

Principal Components of Compensation for Named Executive Officers

For the named executive officers, our compensation program is designed to recruit and retain management and align compensation with individual and Company performance on both an annual and longer-term basis. In addition, compensation of our named executive officers is generally structured to provide a significant portion of the compensation opportunity on the basis of the long-term performance of STERIS stock, as well as business performance and other factors that influence shareholder value. Based on this general compensation philosophy, the Committee has established compensation for our named executive officers consisting of the following principal components:

•	base salary;

•	annual incentive compensation (cash bonus);

•	long-term equity incentive compensation (generally—stock options and restricted shares); and

•	benefits and perquisites.

The chart below illustrates the relative opportunity between base salary, restricted stock and performance based compensation of the named executive officers for fiscal 2014. Values shown in the chart for restricted stock and stock option awards reflect the fair market value based upon the NYSE composite closing price and the grant date fair value under FASB ASC topic 718, respectively, as of the effective dates of grant. The Company does not have a prescribed pay mix it uses to deliver compensation. Rather, the differences in pay mix between the named executive officers are driven purely by market median pay levels that are used to determine named executive officer target pay opportunities, consistent with the Company’s pay philosophy and objectives.

Base Salary:

Base salary for the CEO and other named executive officers is considered a basic component of executive compensation which is necessary to recruit and retain senior managers. In addition, base salary is intended to support compensation practices that are competitive among medical device, hospital supply, pharmaceutical, and other industrial, manufacturing and service companies which we draw from and compete with for executive talent.

The payment of base salary is not directly tied to achievement of pre-established financial goals. The Committee considers a number of factors in determining base salary, including previous individual performance, the consultant’s data regarding compensation trends and practices, base salaries paid by other medical device, hospital supply, pharmaceutical, and other industrial companies, the complexity and responsibility of the executive’s position, and the executive’s overall experience and achievements against objectives, as well as the general and industry market for executive talent. The Committee believes that the target salary for our executive positions should generally be within 10% above or below the market median for similar positions based on the survey data provided by the compensation consultant. While the market median may serve as a general guideline, other factors such as experience, time in position, complexity of functions, competitive environment, special skills and past performance are also considered. The Committee believes that base salaries for executives with significant experience and strong past performance should generally fall within the range of plus or minus 10% of the market median for similar positions of industrial companies based on survey data. Based on these considerations and the Company’s fiscal year operating plan (including the Company’s planned merit increase budget), information from the compensation consultant, and recommendations of the CEO with respect to compensation adjustments for the other named executive officers, the Committee determines the appropriate salary level for the named executive officers. The Board of Directors also reviews the salary actions of the Committee.

With respect to our CEO, Mr. Rosebrough’s initial annual base salary rate of $750,000 was established as part of his former employment agreement approved by our Board, which became effective October 1, 2007 when Mr. Rosebrough joined the Company. At his request, Mr. Rosebrough’s base salary rate remained unchanged from the time he started employment with the Company through the end of the first quarter of fiscal year 2014 although the Committee’s assessment of the Company’s performance, Mr. Rosebrough’s performance, and the compensation consultant’s survey data all indicated that increases in Mr. Rosebrough’s base salary would have been appropriate. Effective as of the beginning of the second quarter of fiscal 2014, Mr. Rosebrough’s annual base salary rate was increased to $800,000. The survey data from the compensation consultant indicated that Mr. Rosebrough’s new base salary remained below the market median for similar positions according to the survey data for both general industry and industry peers.

With respect to the other named executive officers, the Committee applied the common criteria and results of individual performance objectives described above under Executive Compensation Summary, including the evaluation and recommendation of the CEO regarding individual performance results as well as the survey data from the compensation consultant, to assess base salaries for each officer. Base salaries for all of these officers for fiscal 2014 remained at or below the market median for their respective positions, except for Messrs. Moss and Johnson, who were slightly above the market medians for their positions but still within the acceptable range the Committee targets in the market. In determining Mr. Moss’s base salary, the Committee took into consideration his significant management experience and solid financial performance in the Isomedix and Life Sciences segments. In determining Mr. Johnson’s base salary, the Committee took into consideration his recent promotion to a senior level position, his unique skill sets and his scope of responsibilities and years of industry experience.

Annual Incentive Compensation (cash bonus):

Annual incentive compensation (or cash bonus) is considered necessary to attract and retain key employees, as well as performance based compensation consistent with shareholder value creation. For the named executive officers, this incentive compensation is cash-based and is determined by the Committee with a focus on the annual financial performance of the Company’s business in its entirety, and the officer’s individual performance against goals and objectives. Our annual incentive compensation is intended to reward performance when financial objectives are achieved and motivate and help retain qualified individuals who have the opportunity to influence future results, advance business objectives, and enhance shareholder value. This element of compensation is designed to provide competitive awards when financial performance and personal objectives are achieved or exceeded, or a reduced award or no award when these objectives are not achieved.

Annual incentive compensation is generally based on a weighted formula of selected financial targets. An individual’s annual incentive compensation target under our Management Incentive Compensation Plan or Senior Management Executive Incentive Compensation Plan (which we refer to collectively in this Compensation Discussion and Analysis as the Plans or Bonus Plans), is expressed as a percentage of base salary. The incentive compensation opportunity increases with the level of responsibility. For fiscal 2014, the target bonus for our CEO was 100% of his base salary rate in effect as of the end of the fiscal year, consistent with market median levels for target bonuses for CEOs of other similar companies. The bonus was based on performance against full year fiscal 2014 financial objectives, and could range from 0% to 200% of base salary based on actual performance against the established financial objectives, with the Committee having discretion to reduce (but not increase) Mr. Rosebrough’s bonus based upon performance against individual objectives. For other named executive officers, target bonus percentages ranged from 50% to 65% of base salary. Messrs. Chapman, Johnson, Pahwa and Tokich’s percentages were reflective of or below market median targets for individuals in similar roles, and Mr. Moss’s was in the highest quartile above the market median for his position for the reasons discussed above under “Base Salary”. Annual incentive payments for each could range from 0% to 200% of target, based on actual performance against the established financial objectives and individual performance against personal objectives. The compensation consultant’s survey data also indicated that the Company’s incentive compensation maximum payment opportunities were consistent with market norms. Target bonus percentages and incentive compensation caps are reviewed annually by the Committee with the compensation consultant and compared to the compensation consultant’s survey data.

Financial targets for the incentive compensation plan are established annually based on our operating plan financial metrics for the fiscal year as reviewed with the Committee and approved by the Board. Each year, the Committee and the Board evaluate our annual operating plan and consider financial metrics important to shareholder value and designed to support the overall strength and success of our business. After consideration of the compensation consultant data, the recommendation of management, and approval of the Company’s operating plan, certain Company financial performance metrics are identified and approved by the Committee to establish criteria for calculating bonus compensation targets under the Plans. The Bonus Plans are generally designed to set target bonus opportunities to reflect the market median for comparable positions and are sufficient to produce median cash bonus compensation if target results are achieved. Bonuses are structured to be sufficient to produce top quartile cash compensation when maximum goals are achieved. For fiscal year 2014, the Committee determined the applicable overall financial metrics to be:

•	earnings before interest and taxes (EBIT), and

•

free cash flow (which we define as cash flow from operating activities less purchases of property, plant, equipment and intangibles, net, plus proceeds from the sale of property, plant, equipment and intangibles), excluding in each case the effect of amounts related to the following special items that the Committee considers not representative of ongoing operations: impairment and restructuring charges, gains or losses on sales of assets outside the ordinary course of business, gain or loss on sales or divestiture of a subsidiary, costs associated with divestiture of discontinued operations, acquisition-related costs, and special or one-time regulatory, tax, litigation, settlement, pension, benefit, or governmental charges, costs or expenses, and the effects of other such items. We choose the two metrics, EBIT and free cash flow, because we believe these two operation metrics are the most representative of long-term shareholder value creation. We have used these same metrics in recent fiscal years.

The Committee assigned the following weighting to the Plan financial metrics, reflecting the Committee’s emphasis on the respective components of financial performance for fiscal year 2014:

•	EBIT – 75%; and

•	free cash flow – 25%.

For fiscal year 2014, the metrics and financial targets for calculating the potential payout under the Plans were approved by the Committee and the Board in April 2013. These metrics were applied to the CEO and the other named executive officers. Target performance for EBIT and free cash flow for 100% payout under the approved targets for the Plans were $233.0 million and $140.0 million, respectively. The Plans also generally required a minimum EBIT of $203.0 million before any payment would be made under the Plans. Any benefit from lower than planned capital expenditures was limited to $10.0 million. Free cash flow payout percentage was limited to the EBIT payout percentage until EBIT exceeded $233.0 million and a minimum free cash flow of $120.0 million was required before any payment could be made pursuant to the free cash flow metric. The maximum performance recognized was capped at 200% of target performance. To achieve this performance level, EBIT of $253.0 million and free cash flow of $170.0 million would have been required. Actual financial performance against the Plan criteria for fiscal year 2014, adjusted for the special items discussed above, was EBIT of $231.4 million and free cash flow of $133.2 million. This performance resulted in a weighted aggregate performance achievement of 87.4% against targeted Plan criteria. The Committee reviewed the Plan terms and criteria and approved the bonus calculated using the 87.4% achievement level for the named executive officers. The following table shows the fiscal 2014 metrics and 2014 attainment percentages for named executive officers:

FY 2014
	0% Threshold	100% Target	200% Maximum	Weighting	Full Year Actual	Attainment %	Weighting Attainment
Total Company EBIT	$203.0	$233.0	$253.0	75.00%	$231.4	94.6	71.0%
Free Cash Flow	$120.0	$140.0	$170.0	25.00%	$133.2	65.9	16.4%
Total							87.4%

After also considering individual performance against the objectives for each named executive officer described above in the Executive Compensation Summary section of this Compensation Discussion and Analysis, the following incentive compensation determinations for fiscal 2014 were approved:

•

CEO – payment of $699,200, based on performance against the Senior Management Executive Incentive Compensation Plan criteria and personal goals and objectives for fiscal 2014 (87.4% of his target bonus opportunity);

•

5 other named executive officers – an aggregate payment of $897,948, based on performance against the Management Incentive Compensation Plan criteria and individual goals and objectives (performance percentages ranged from 90% to 115% of target bonus opportunities); and

•

746 other eligible employees – an aggregate payment not to exceed $13,402,097 million to those other eligible employees, based on performance against the Management Incentive Compensation Plan criteria.

Therefore, the maximum total incentive compensation payments approved by the Committee for distribution to eligible employees under the Plans for fiscal year 2014 was $14,999,245 million, including the payments to the named executive officers.

Long-Term Equity Incentive Compensation:

Equity incentives are considered necessary to attract and retain employees critical to our continuing, long-term success, as well as providing employees significant alignment of interest with our shareholders. The Committee views nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units as a direct link between management and shareholders. All value earned through stock options is solely dependent upon an increase of our stock price, which reflects investors’s views on the Company’s financial performance and long-term prospects. The Committee believes that options provide a strong linkage to the Company’s performance because the executive benefits only if and to the extent the Company’s stock price increases and the vesting provisions help prevent executives from capitalizing on near-term increases in stock values. All of our equity compensation plans have included a provision that stock options may not be granted at less than 100% of fair market value on the grant date and that options may not be re-priced.

In July of 2006, STERIS Corporation 2006 Long-Term Equity Incentive Plan (the “2006 Plan”) was initially approved by shareholders. Shareholders also approved amendments to the 2006 Plan at the 2011 Annual meeting of Shareholders, and the 2006 Plan was amended again by the Committee in March 2014 to provide for “double trigger” vesting with respect to changes in control for equity awards made after the amendment date (see Appendix A for a copy of the Plan, as amended and restated). The 2006 Plan is administered by the Committee and provides for a variety of equity-based incentive compensation, including stock options, stock appreciation rights, restricted stock units, restricted stock and other stock awards (stock appreciation rights and restricted stock units are generally used in countries outside the U.S. where stock options or ownership of stock of U.S. publicly traded companies may not be optimal for tax or other legal reasons). The Committee believes the 2006 Plan provides flexibility to design long-term equity compensation consistent with our long-term success and alignment with the interest of shareholders. As to the amount and type of equity incentives, the Committee generally considers the consultant’s data regarding competitive trends and practices, the officer’s salary and level within our organization, the nature and complexity of the position, the recommendation of the CEO, and the Committee’s own evaluation of the performance of named executive officers, since the Committee members generally have an opportunity to observe their performance and have information on the level of past awards. The Committee ultimately decides the amount and mix of long-term compensation (stock options, stock appreciation rights, restricted shares and restricted share units) granted to each Named Executive Officer, other corporate officers and any other executives who report to the CEO, with input from the CEO.

For the past several years, long-term equity awards to each named executive officer have consisted of stock options and restricted stock. The compensation consultant and Committee generally emphasize stock options, which provide performance based value, over restricted stock, with the compensation consultant recommending guidelines of 60% stock options and 40% restricted stock for most executives, with a greater emphasis on stock options for the CEO. The Committee also considers other factors, including the executive’s current equity holdings compared to the Officer Stock Ownership guidelines for stock, since stock option holdings do not count toward executive stock holding guidelines. The Company’s peer group companies also continue to emphasize stock options over other forms of long-term equity awards, as well as to use service-based restricted stock awards.

The approval of long-term equity incentive compensation is typically made early in the fiscal year (April or May). The compensation consultant provides survey data for equity incentives, reflecting market median data and provides the Committee with equity award guidelines based upon this data. For these purposes, for fiscal 2014 the consultant used a $36 per share value based upon average prices for the Company’s stock at various times during fiscal 2013. This value and the other information was then used in determining the number of options and restricted shares to be awarded and was not modified to reflect any subsequent increase or decrease in value of the Company’s stock as of the award approval date or effective date of the grant. This is consistent with the methodology used in previous fiscal years. Long-term equity compensation grants for fiscal year 2014 were approved by the Committee in April 2013 effective as of the day after the date of filing of the Company’s 10-K filing for its 2013 fiscal year. The Company has made regular equity grants effective on this same day since May of 2011.

The value of Mr. Rosebrough’s fiscal year 2014 equity grants was approximately 70% of the average of the market medians for the peer group and industry group survey data provided by compensation consultant. Largely as a result, Mr. Rosebrough’s target total compensation (base salary, target bonus opportunity and target value of fiscal year 2014 equity awards) was well below the average of the market median for the peer group and industry group market survey data for CEOs. Because of market factors and the broader complexity and scope of responsibilities of his position, Mr. Rosebrough’s long-term equity compensation is greater than the other named executive officers.

For fiscal year 2014 equity grants to the other named executive officers, the Committee considered survey data of the compensation consultant and the equity award guidelines prepared by the consultant based upon this data, common criteria and performance measures applicable to all of the officers, including the Company’s performance during fiscal year 2013, and individual goals and objectives applicable specifically to each officer, each as described above in the Executive Compensation Summary. The CEO also provided recommendations to the Committee regarding equity compensation for the other senior managers. The Committee assessed each of the named executive officers and based on the foregoing considerations the Committee approved fiscal year 2014 long-term equity incentive compensation grants to the named executive officers, finding them to be consistent with the market for executive talent, the Committee’s philosophy of aligning management compensation with the interests of shareholders and the performance of individual and business objectives, and reasonable. Approved awards were as follows relative to market medians for the respective positions: Messrs. Tokich and Chapman were at or below the market medians, Mr. Pahwa’s awards were slightly above the market median, Mr. Moss’s awards were in the quartile above the market median, and Mr. Johnson’s awards were in the top quartile. Awards above the market median were due to the scope of the recipients’s responsibilities, their years of industry experience and unique skill sets and performance. The equity compensation grants for the named executive officers were made subject to the terms and conditions of approved forms of equity grant agreements and the 2006 Plan.

Outstanding equity awards of the Company are less than 4% of shares outstanding, below the market medians of the Company’s peers and S&P 500 companies. Moreover, overhang or total dilution overhang associated with the Company’s equity plans, which includes shares available for future grants, is also below the market median of the Company’s peers and approximates the median of S&P 500 companies. The Company’s annual usage of shares for equity awards or its annual “burn rate” has approximated 1% of shares outstanding, well below the market median of the Company’s peers and on par with that of S&P 500 companies. Finally, the annual expense associated with the Company equity awards expressed either as a percent of revenue or market cap has generally been below the market median of the Company’s peers. On balance, the Committee believes it has prudently managed the equity program in support of the shareholders interests.

Benefit Programs:

Our named executive officers are eligible to participate in a number of benefit programs, including health, disability and life insurance programs and a qualified 401(k) plan, all of which also are available to nonunion employees in the United States. Named executive officers have no special retirement benefit arrangements such as supplemental retirement plans or excess or restoration retirement benefit plans. At one time the Company maintained a nonqualified deferred compensation plan permitting named executive officers to defer their compensation, but contributions under that plan have been frozen. The Company maintains no other retirement or deferred compensation arrangements for named executive officers.

Named executive officers and other senior employees may also participate in other benefit programs, including an employee relocation program and a Senior Executive Severance Plan (see page 39 for a description). The Senior Executive Severance Plan covers all of the named executive officers. Four of the named executive officers also were covered previously by management continuity (change in control) agreements. These agreements as well as all similar agreements held by other executive officers, have been terminated and ceased to be of any force or effect as of March 31, 2014.

Perquisites:

The perquisites approved by the Committee for a limited number of senior managers, including our named executive officers, include a tax preparation/financial planning allowance and car allowance. The Committee has also approved club dues and limited personal use of private aircraft by the CEO. The values of these perquisites are included in the Summary Compensation Table under “All Other Compensation” on page 31 in this Proxy Statement.

Agreements Regarding Named Executive Officer Compensation

The Committee reviews and approves, or makes recommendations to the Board to approve, any agreements with the named executive officers relating to compensation or separation payments. There are a limited number of agreements regarding compensation with named executive officers. Mr. Rosebrough was party to an employment agreement with the Company from the time of his hiring through May 2013, at which time the agreement was terminated at the request of Mr. Rosebrough. Other agreements to which named executive officers are or were previously party are further discussed below and in “Potential Payments to Named Executive Officers upon Termination of Employment or Change in Control” beginning on page 38 and continuing through page 53 below. The Committee believes that agreements regarding senior management compensation are generally limited to special circumstances.

Other agreements with certain of the named executive officers (including the CEO) provided for possible payments due to an executive’s separation arising from a change of control event. These agreements were terminated and are no longer of any force or effect.

These agreements did not pay any amount unless a specified “change of control” event occurs and the employee was terminated or left our employment within defined periods of time (double trigger). Further discussion regarding these terminated agreements can be found in “Potential Payments to Named Executive Officers upon Termination of Employment or Change in Control” beginning on page 38.

Clawback and Related Provisions

The Company’s Senior Executive Management Incentive Compensation Plan and Management Incentive Compensation Plan both contain “clawback” provisions. Under these provisions, if the Company’s financial statements for any fiscal year are required to be restated due to material noncompliance with any financial reporting requirement as a result of intentional misconduct of a participant, the participant is required to forfeit or return, as applicable, at the request of the Board or Committee, all or a portion of the participant’s award. The amount to be recovered is the amount of the award in excess of that which would have been payable had the financial statements initially been filed as restated. The Company is entitled to obtain repayment by a variety of different methods. The 2006 Plan also contains forfeiture and recovery provisions for “Detrimental Conduct.” Detrimental Conduct includes acts of dishonesty intended to result in material personal gain or enrichment at the expense of the Company and other acts or conduct detrimental or prejudicial to the business, reputation or other significant interest of the Company.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to any person who on the last day of the fiscal year is the Company’s chief executive officer or among the three highest compensated named executive officers (other than the chief executive officer and chief financial officer). Certain compensation is specifically exempt from the deduction limit to the extent that it does not exceed $1 million during any fiscal year or is “performance based” as defined in Section 162(m). Incentive compensation payable under the Senior Executive Management Incentive Compensation Plan is intended to be performance based for these purposes. Stock options and stock appreciation rights as well as certain other types of equity incentive compensation available under the 2006 Plan (but not restricted stock awards, which vest solely based upon continued service) also are intended to be performance based and exempt from the deduction limit. The Committee believes that it is generally in the Company’s interest to structure compensation to come within the deductibility limits set in Section 162(m) of the Internal Revenue Code. The Committee also believes, however, that it must maintain the flexibility to take actions which it deems to be in the best interests of STERIS but which may not qualify for tax deductibility under Section 162(m).

Officer Stock Ownership Guidelines

In April 2010, the Committee revised the stock ownership guidelines originally approved in July 2006. The revised guidelines increase the ownership guideline level for most senior managers and re-set the time period to achieve the ownership amount. The Committee believes these revised guidelines further align the interests of senior management with those of the shareholders. Senior managers (including the named executive officers) are encouraged to maintain a significant equity interest in the Company through ownership of stock that they acquire either with their own funds or through certain long-term incentive awards. The Committee believes that stock ownership helps create economic alignment with shareholders and is a factor in motivating our senior management to enhance shareholder value. The following table outlines the number of Common Shares expected to be owned beneficially, directly or indirectly, at various positions within STERIS:

Position:	Share Level:
CEO	120,000
Senior Vice Presidents	30,000
Corporate Vice Presidents	15,000

The following share types are included under these guidelines (stock options do not count toward share ownership):

•	Shares purchased outright;

•	Shares acquired from exercised stock options (but not unexercised options);

•	Shares purchased through the STERIS 401(k) plan; and/or

•	Unvested restricted shares and restricted shares that have vested.

From April 2010 (or from the time a senior manager thereafter achieves a position subject to these guidelines), each senior manager has a five-year period to attain the applicable share ownership level. A steady increase in share ownership over the five-year period is encouraged, and subject to hardship exceptions. If the share ownership guideline is not achieved within the five-year period, the CEO or the Committee is authorized to take into consideration the facts and circumstances with respect to that failure and take whatever action he or they consider appropriate, including restricting or eliminating future equity awards to the particular officer. As of March 31, 2014 the President and CEO and Messrs. Tokich, Moss and Chapman satisfied these guidelines. Of the two remaining named executive officers, Messrs. Johnson and Pahwa still have over three years and four years, respectively, to satisfy these guidelines and are on track to satisfy them within the requisite time frames.

As noted, the Committee established a CEO stock ownership guideline of 120,000 shares. This level was originally established for the CEO to achieve share ownership with a value approximately five times the CEO’s then current base salary. However, using a base salary amount of $800,000 – the CEO’s base salary rate at March 31, 2014 and the share price of $48.05 per share as of the close of business on April 30, 2014 – this guideline represents a value of more than seven times the CEO’s base salary. The CEO’s stock ownership exceeds the stock ownership guideline (see page 57).

Pay Governance

Pay Governance, LLC was the Compensation Committee’s compensation consultant for fiscal 2014. During each of the last two years, and as required by the NYSE listing standards, the Compensation Committee has considered various independence factors and potential conflicts of interest of Pay Governance, LLC and found Pay Governance to be independent and that no conflicts of interest existed.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the STERIS Annual Report on Form 10-K for the year ended March 31, 2014.

Compensation Committee of the Board of Directors.

Kevin M. McMullen – Chairman

John P. Wareham

Loyal W. Wilson

Michael B. Wood

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER

PARTICIPATION

None of the members of the Board who served on the Compensation Committee during fiscal 2014 was ever an officer or employee of the Company or of any of its subsidiaries, other than John P. Wareham, who is Chairman of the Board of the Company and a Vice President of one of the Company’s subsidiaries. Mr. Wareham is not an employee of the Company or the subsidiary. None of the members of the Board who served on the Compensation Committee during fiscal 2014 had any relationship requiring disclosure under any paragraph of Item  404 of Regulation S-K.

TABULAR AND OTHER EXECUTIVE COMPENSATION DISCLOSURE

The persons named in the below table are sometimes referred to in this Proxy Statement as the “named executive officers”.

FISCAL 2014 SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Walter M Rosebrough, Jr. President and Chief Executive Officer	2014	788,462	-	1,133,500	1,053,290	699,200	126,122	3,800,574
	2013	750,000	-	598,800	517,090	906,750	130,092	2,902,732
	2012	750,000	-	541,350	798,363	0	97,764	2,187,477
Michael J. Tokich Senior Vice President, Chief Financial Officer and Treasurer	2014	351,772	-	317,380	231,724	225,611	45,083	1,171,570
	2013	314,183	-	209,580	143,636	279,350	38,436	985,185
	2012	289,464	-	133,533	136,191	0	33,477	592,665
David A. Johnson Senior Vice President, Surgical Solutions	2014	285,431	-	317,380	31,599	127,406	40,792	802,608
	2013	261,202	-	104,790	71,818	173,036	35,634	646,480
	-	-	-	-	-	-	-	-
Robert E. Moss Senior Vice President and Group President, STERIS Isomedix Services and Life Sciences	2014	321,264	-	181,360	105,329	154,100	39,161	801,214
	2013	313,429	-	71,856	86,182	244,232	38,180	753,879
	2012	305,784	-	115,488	136,191	0	36,408	593,871

Sudhir K. Pahwa Senior Vice President, Infection Prevention Technologies	2014	312,614	-	194,962	100,610	158,933	30,965	798,084
	-	-	-	-	-	-	-	-
	-	-	-	-	-	-	-	-
Timothy L. Chapman Senior Vice President and Group President, Healthcare(6)	2014	401,628	-	272,040	263,323	231,898	40,675	1,209,564
	2013	370,333		149,700	107,727	316,767	40,898	985,425
	2012	336,758	-	133,533	136,191	0	34,313	640,795

(1)	Regular base salary for fiscal 2014, 2013 and 2012.

(2)

The dollar amounts reflect the closing sales price per share of the Company’s common stock on the New York Stock Exchange Composite Tape on the effective date of the grant. For a discussion of specific stock option awards granted in fiscal 2014, see “Grants of Plan-Based Awards in Fiscal 2014” below and the narrative discussion that follows.

(3)

The dollar amounts reflect the grant date fair value under FASB ASC topic 718 for awards of restricted stock. The aggregate grant date fair value of stock awards is computed in accordance with FASB ASC Topic 718, utilizing assumptions discussed in the Notes to our financial statements in our Form 10-K for the fiscal years ended March 31, 2014, March 31, 2013 and March 31, 2012. From the date of award of all shares of restricted stock described, the recipient can vote the restricted shares and will receive cash dividends at the same times and amounts per share as all other holders of common stock. For a discussion of specific awards of restricted stock granted in fiscal 2014, see “Grants of Plan-Based Awards in Fiscal 2014” below and the narrative discussion that follows.

(4)

The dollar amounts represent incentive compensation paid for fiscal year 2014 and 2013 under the Company’s Senior Executive Management Incentive Compensation Plan for Mr. Rosebrough and under the Company’s Management Incentive Compensation Plan for the other named executive officers, as discussed in the Compensation Discussion and Analysis – “Principal Components of Compensation for Named Executive Officers – Annual Incentive Compensation (bonus)” section. No incentive compensation was paid under these plans for fiscal 2012.

(5)

Includes for all fiscal years shown for all named executive officers the following: auto allowance, tax preparation/financial planning fees, other personal expense, and Company matching contribution to 401(k) plan. In addition, in the case of Mr. Rosebrough, this also includes club dues and personal use of private aircraft utilized by the Company (the value of personal use of private aircraft was calculated based on the aggregate incremental cost of operating the aircraft). Also includes for all named executive officers dividends on shares of STERIS restricted stock, which dividends are not factored into grant date fair value under FASB ASC topic 718. Dividends payable during fiscal 2012 were $0.66 per Common Share. For fiscal 2012, restricted stock dividends paid to Mr. Rosebrough were $48,840. Dividends payable during fiscal 2013 were $.74 per Common Share. For fiscal 2013, restricted stock dividends paid to Mr. Rosebrough were $64,380. Dividends payable during fiscal 2014 were $0.82 per Common Share. For fiscal 2014, restricted stock dividends paid to Mr. Rosebrough were $67,650. Except for the dividends for Mr. Rosebrough that are disclosed in the preceding sentences, no individual item of “All Other Compensation” for any of the named executive officers exceeded $25,000.

(6)	Mr. Chapman’s employment with the Company and officership terminated June 1, 2014.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2014

Name	Grant Date		Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
				Threshold ($)	Target ($)	Maximum ($)
Walter M Rosebrough, Jr.	5/31/2013	(1)	4/25/2013				25,000			1,133,500
	5/31/2013	(1)	4/25/2013					100,000	45.34	1,053,290
				0	800,000	1,600,000
Michael J. Tokich	5/31/2013	(1)	4/25/2013				7,000			317,380
	5/31/2013	(1)	4/25/2013					22,000	45.34	231,724
				0	234,669	469,338
David A. Johnson	5/31/2013	(1)	4/25/2013				7,000			317,380
	5/31/2013	(1)	4/25/2013					3,000	45.34	31,599
				0	145,774	291,547
Robert E. Moss	5/31/2013	(1)	4/25/2013				4,000			181,360
	5/31/2013	(1)	4/25/2013					10,000	45.34	105,329
				0	193,850	387,700
Sudhir K. Pahwa	5/31/2013	(1)	4/25/2013				4,300			194,962
	5/31/2013	(1)	4/25/2013					9,552	45.34	100,610
				0	158,127	316,254
Timothy L. Chapman	5/31/2013	(1)	4/25/2013				6,000			272,040
	5/31/2013	(1)	4/25/2013					25,000	45.34	263,323
				0	265,330	530,660

(1)

Restricted stock and stock option grants made as part of the annual long-term equity grant. All restricted stock and stock option awards were granted under the Company’s 2006 Long-Term Equity Incentive Plan.

NARRATIVE SUPPLEMENT TO THE FISCAL 2014 SUMMARY COMPENSATION TABLE AND THE GRANTS OF PLAN-BASED AWARDS IN FISCAL 2014 TABLE

Vesting Schedule

Stock option awards to employees generally vest and become nonforfeitable in increments of 25% per year over a four year period, with full vesting four years after the date of grant. Restricted stock awards to employee recipients generally cliff vest on the fourth anniversary of the grant date if the recipient remains in continuous employment through that date. In general, beginning with fiscal 2012 restricted stock grants, employees who have attained age 55 and been employed for at least 5 years at the time of the grant or meet these criteria during the term of the grant will be subject to installment vesting rules over the four year period. Stock options and restricted stock awards granted prior to March 12, 2014 become fully vested upon a “change in control.” Equity awards made on or after March 12, 2014 are subject to “double trigger” vesting and will not vest immediately upon a change of control unless the recipient does not receive a qualified replacement award. Stock options, and as a result of modifications approved during fiscal 2013, restricted stock, become immediately vested if the grantee dies while employed by the Company.

Forfeiture and Post-Employment Treatment

The unvested portion of a stock option award (and the right to acquire the underlying shares) is generally forfeited at termination of employment (unless employment terminates on account of death). The vested portion of a stock option award (and the right to acquire the underlying shares) is forfeited following termination of employment and expiration of the applicable post-employment exercise period and also may be forfeited in the case of a termination of employment for “Cause.” Unvested restricted stock is forfeited at termination of employment, unless employment terminates on account of death. There also are exceptions to the general forfeiture rules for awards granted prior to fiscal year 2012 to employees who at the time of grant had at least five consecutive years of service and had reached age 55, subject to the terms of the applicable evidence of award. Accelerated vesting may apply to awards upon a change in control. See “Equity Incentive Plan” beginning on page 39 for additional information.

Dividends

Dividends are payable on restricted stock at the same times and in the same amounts as payable generally from time to time on our outstanding Common Shares.

Option Exercise Price

Options granted under our various stock option plans have an exercise price equal to the NYSE Composite Transaction Reporting System closing price of our Common Shares on the date the grant is approved or such later date as may be specified in the approval.

Agreements with Named Executive Officers

We entered into an employment agreement with Mr. Rosebrough on September 7, 2007. Under the terms of that agreement, Mr. Rosebrough was paid an annual base salary at a rate of $750,000, subject to annual or other periodic review. At Mr. Rosebrough’s request, his base salary remained unchanged during the term of the agreement. The employment agreement also provided the terms upon which Mr. Rosebrough participated in the Company’s Senior Executive Management Incentive Compensation Plan, benefit plans and stock option and other equity incentive compensation programs and provided for severance benefits. Subsequent to the end of the 2013 fiscal year and at Mr. Rosebrough’s request, his employment agreement was terminated. Mr. Rosebrough requested termination of the agreement because he wanted his employment status to be similar to that of the Company’s other senior executives, none of whom have employment agreements, and because he wanted to receive the same Senior Executive Severance Plan benefits as the other senior executives. Mr. Rosebrough remains an employee of the Company on an at-will basis. For more information regarding Mr. Rosebrough’s former employment agreement see “Agreement with Mr. Rosebrough” beginning on page 42.

OUTSTANDING EQUITY AWARDS AT MARCH 31, 2014

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Walter M Rosebrough, Jr.	10/15/2007	100,000	0	28.32	10/1/2017
	10/15/2007	35,000	0	28.32	10/1/2017
	5/21/2008	98,200	0	30.84	5/21/2018
	5/21/2009	75,000	0	22.83	5/21/2019
	5/20/2010	45,450	15,150	31.87	5/20/2020
	5/31/2011	42,500	42,500	36.09	5/31/2021
	5/30/2012	18,000	54,000	29.94	5/30/2022
	5/31/2013	0	100,000	45.34	5/31/2023
						5/20/2010	35,000	1,671,250
						5/31/2011	7,500	358,125
						5/30/2012	15,000	716,250
						5/31/2013	25,000	1,193,750
Michael J. Tokich	7/27/2007	4,525	0	27.68	7/27/2017
	11/1/2007	2,000	0	27.45	11/1/2017
	3/14/2008	13,600	0	26.41	3/14/2018
	5/21/2009	12,000	0	22.83	5/21/2019
	5/20/2010	8,250	2,750	31.87	5/20/2020
	5/31/2011	7,250	7,250	36.09	5/31/2021
	5/30/2012	5,000	15,000	29.94	5/30/2022
	5/31/2013	0	22,000	45.34	5/31/2023
						5/20/2010	4,500	214,875
						5/31/2011	3,700	176,675
						5/30/2012	7,000	334,250
						5/31/2013	7,000	334,250
David A. Johnson	5/20/2010	5,625	1,875	31.87	5/20/2020
	5/31/2011	5,500	5,500	36.09	5/31/2021
	5/30/2012	2,500	7,500	29.94	5/30/2022
	5/31/2013	0	3,000	45.34	5/31/2023
						5/20/2010	2,700	128,925
						5/31/2011	3,700	176,675
						5/30/2012	3,500	167,125
						5/31/2013	7,000	334,250
Robert E. Moss	5/21/2008	9,130	0	30.84	5/21/2018
	5/21/2009	9,000	0	22.83	5/21/2019
	10/06/2009	3,000	0	30.51	10/06/2019
	5/20/2010	8,250	2,750	31.87	5/20/2020
	5/31/2011	7,250	7,250	36.09	5/31/2021
	5/30/2012	4,000	8,000	29.94	5/30/2022
	5/31/2013	0	10,000	45.34	5/31/2023
						5/20/2010	4,500	214,875
						5/31/2011	1,600	76,400
						5/30/2012	1,600	76,400
						5/31/2013	4,000	191,000
Sudhir K. Pahwa	5/21/2009	3,000	0	22.83	5/21/2019
	5/20/2010	5,119	1,706	31.87	5/20/2020
	5/31/2011	3,000	3,000	36.09	5/31/2021
	5/30/2012	1,750	5,250	29.94	5/30/2022
	5/31/2013	0	9,552	45.34	5/31/2023
						5/31/2011	3,000	143,250
						5/30/2012	5,000	238,750
						5/31/2013	4,300	205,325
Timothy L. Chapman	7/27/2007	9,100	0	27.68	7/27/2017
	2/5/2008	10,000	0	24.14	2/5/2018
	5/21/2008	11,550	0	30.84	5/21/2018
	5/21/2009	15,000	0	22.83	5/21/2019
	5/20/2010	9,000	3,000	31.87	5/20/2020
	5/31/2011	7,250	7,250	36.09	5/31/2021
	5/30/2012	3,750	11,250	29.94	5/30/2022
	5/31/2013	0	25,000	45.34	5/31/2023
						5/20/2010	4,500	214,875
						5/31/2011	3,700	176,675
						5/30/2012	5,000	238,750
						5/31/2013	6,000	286,500

(1)	Market Value is computed by multiplying the number of shares or units of stock by the NYSE Composite Transaction Reporting System closing price of STERIS’s common shares on March 31, 2014.

The vesting schedule for each grant in the above table is shown below, based on the option or stock award grant date, as applicable.

OPTION AWARDS VESTING SCHEDULE

Grant Date	Vesting Schedule
7/27/2007 10/15/2007 11/1/2007 2/5/2008 3/14/2008 5/21/2008 5/21/2009 10/06/2009 5/20/2010 5/31/2011 5/30/2012 5/30/2012 5/31/2013

25% exercisable on 7/27/2008, 7/27/2009, 7/27/2010 and 7/27/2011

25% exercisable on 10/1/2008, 10/1/2009, 10/1/2010 and 10/1/2011 (Rosebrough)

25% exercisable on 11/1/2008, 11/1/2009, 11/1/2010 and 11/1/2011 (Tokich)

25% exercisable on 2/5/2009, 2/5/2010, 2/5/2011 and 2/5/2012 (Chapman)

25% exercisable on 3/14/2009, 3/14/2010, 3/14/2011 and 3/14/2012 (Tokich)

25% exercisable on 5/21/2009, 5/21/2010, 5/21/2011 and 5/21/2012

25% exercisable on 5/21/2010, 5/21/2011, 5/21/2012 and 5/21/2013

25% exercisable on 10/06/2010, 10/06/2011, 10/06/2012 and 10/06/2013 (Moss)

25% exercisable on 5/20/2011, 5/20/2012, 5/20/2013 and 5/20/2014

25% exercisable on 5/31/2012, 5/31/2013, 5/31/2014 and 5/31/2015

25% exercisable on 5/30/2013, 5/30/2014, 5/30/2015 and 5/30/2016

33 1/3% exercisable on 5/30/2013, 5/30/2014, and 5/30/2015 (Moss)

25% exercisable on 5/31/2014, 5/31/2015, 5/31/2016 and 5/31/2017

STOCK AWARDS VESTING SCHEDULE

Grant Date	Vesting Schedule*
5/20/2010 5/31/2011 5/31/2011	100% on 5/20/2014 (All named executive officers) 100% on 6/1/2015 (Tokich, Chapman and Johnson) 25% vested on 5/31/2012 and on 5/31/2013, 25% on 6/2/2014 and 6/1/2015 under 55/5 Rule (Moss)
5/31/2011	50% vested on 5/31/2013, 25% on 6/2/2014 and 6/1/2015 under 55/5 Rule (Rosebrough)
5/31/2011	75% on 6/2/2014 and 25% 6/1/2015 under 55/5 Rule (Pahwa)
5/30/2012 5/30/2012	100% on 5/30/2016 (Tokich, Chapman and Johnson) 50% on 5/30/2014, 25% on 6/1/2015 and 5/30/2016 under 55/5 Rule (Pahwa)
5/30/2012	25% vested on 5/30/2013, 25% on 5/30/2014, 6/1/2015 and 5/30/2016 under 55/5 Rule (Rosebrough)
5/30/2012 5/31/2013 5/31/2013

33 1/3 % vested on 5/30/2013, 33 1/3% on 5/30/2014 and 6/1/2015 (Moss)

100% on 5/31/2017 (Tokich, Chapman and Johnson)

25% on 6/2/2014, 6/1/2015, 5/31/2016 and 5/31/2017 under 55/5 Rule (Rosebrough, Moss and Pahwa)

*	All awards are restricted stock

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2014

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Walter M Rosebrough, Jr.(3) (4)	0	0	5,000	229,350
			7,500	340,050
Michael J. Tokich	7,500	126,000
	4,200	100,800
			0	0
David A. Johnson(5)	0	0	4,000	161,320
Robert E. Moss(6) (7)	0	0	800	36,696
			800	36,272
Sudhir K. Pahwa	0	0	0	0
Timothy L. Chapman	10,000	184,200
	8,000	152,240
			0	0

(1)

Value realized based on the gain, equal to the difference between the closing price of the Common Shares on the option exercise date and the option exercise price, times the number of option shares being exercised.

(2)	Value realized based on the closing price of the Common shares on the date of vesting.

(3)	1,643 common shares were withheld to cover the required tax withholding due on the vesting of the 5,000 restricted shares. These common shares vested on May 30, 2013.

(4)	2,464 common shares were withheld to cover the required tax withholding due on the vesting of the 7,500 restricted shares. These common shares vested on May 31, 2013.

(5)	1,320 common shares were withheld to cover the required tax withholding due on the vesting of the 4,000 restricted shares. These common shares vested on April 26, 2013.

(6)	263 common shares were withheld to cover the required tax withholding due on the vesting of the 800 restricted shares. These common shares vested on May 30, 2013.

(7)	263 common shares were withheld to cover the required tax withholding due on the vesting of the 800 restricted shares. These common shares vested on May 31, 2013.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2014

Name	Executive Contributions in Fiscal 2014 ($)	Company Contributions in Fiscal 2014 ($)	Aggregate Earnings in Fiscal 2014 ($)	Aggregate Withdrawals/ Distributions in Fiscal 2014 ($)	Aggregate Balance at 3/31/14 ($)
Walter M Rosebrough, Jr.	-	-	-	-	-
Michael J. Tokich	-	-	16,779	-	117,513
David A. Johnson	-	-	-	-	-
Robert E. Moss	-	-	-	-	-
Sudhir K. Pahwa	-	-	34,254	-	264,975
Timothy L. Chapman	-	-	-	-	-

DEFERRED COMPENSATION PLAN

The Company maintains a nonqualified deferred compensation plan (the “Deferred Compensation Plan”). Pursuant to the Deferred Compensation Plan each eligible employee was entitled to elect to defer receipt of up to 25% of base salary and up to 100% of incentive compensation (bonus) and/or commissions. To be eligible to participate, an employee was required to be in a salary grade and earn a salary above specified levels and to meet certain residence and other tests. The Deferred Compensation Plan was amended during the 2012 fiscal year to eliminate all rights to defer base salary in respect of the 2012 calendar year and all succeeding calendar years and to eliminate all rights to defer incentive compensation and commissions in respect of the 2013 fiscal year and all succeeding fiscal years. Thus no contributions are shown in the table for fiscal 2014. Messrs. Tokich and Pahwa are the only named executive officers who participate in the Deferred Compensation Plan.

Amounts deferred by each participant were credited to an account established in the name of the participant. Deferrals may be allocated among various available hypothetical investment options, as selected by the participant. There are currently several available hypothetical investment options. No Company “match” was made on amounts deferred. Hypothetical investment earnings (losses) on account balances are credited to the account.

Under the Deferred Compensation Plan, a participant is entitled to receive distribution of the participant’s account balance (amounts deferred, together with earnings (losses)) after the earliest to occur of the following: death, disability, retirement (termination of employment at or after age 65), other termination of employment, change of control (if the participant elected to have a distribution upon a change of control) or a specified date selected by the participant (which date must be at least two years after the making of the election) as an “in service” distribution date. At the time of his or her deferral election, a participant may designate how the participant will receive distribution if the distribution is triggered by retirement, disability or a change of control. Distribution options are a single lump sum or annual installments over a period of years (not to exceed ten). If a distribution election is not made or a distribution is made for another reason, the distribution will be in a lump sum. Also, if a participant’s account balance is less than $50,000 at the time of a triggering event, the distribution will be made in a lump sum. Distributions to persons who are “specified employees” under Section 409A of the Internal Revenue Code may be delayed. A “change of control” for distribution purposes is a change of control of the Company within the meaning of Section 409A of the Internal Revenue Code.

The Deferred Compensation Plan is not funded, within the meaning of the Employee Retirement Income Security Act of 1974, and participants have only an unsecured contractual commitment by the Company to pay amounts owed under the Deferred Compensation Plan. Amounts owed may be subject to the claims of the Company’s creditors in the event of the Company’s insolvency.

POTENTIAL PAYMENTS TO NAMED EXECUTIVE OFFICERS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL

We maintain various contracts, agreements, plans, policies, and arrangements (collectively, agreements) that may provide for payments or the provision of other benefits following or in connection with any termination or constructive termination of employment or a change in control of the Company or change in a named executive officer’s responsibilities. Some of these agreements are available generally to all of our salaried employees on the same basis as, and do not discriminate in scope, terms or operation in favor of, our executive officers. None of the named executive officers are covered by a Company maintained defined benefit pension plan or other tax-qualified plan, other than our 401(k) plan. The only agreements concerning compensation to which any of the named executive officers are party or in which any of the named executive officers participate, other than the Deferred Compensation Plan, that are not available generally to all our salaried employees, are described below.

Change of Control Agreements

The Company previously was a party to change of control agreements with four of the named executive officers, as well as certain other executive officers. The last of these agreements were terminated and ceased to be of any force or effect as of March 31, 2014. This description is being provided because the referenced agreements were in effect during fiscal 2014.

These agreements generally provided that if, at any time within two years after the occurrence of a change of control (as defined), the officer’s employment was terminated by STERIS (except for cause, disability, or death) or the officer terminated employment because the officer’s base salary or the officer’s bonus opportunity or the amount of bonus paid was reduced or relocation was made a condition of the officer’s employment, STERIS would pay to the officer a lump sum severance benefit equal to three years’ compensation (base salary and average annual incentive compensation (as defined)) or two years’ compensation in the case of Mr. Tokich. Any termination of employment of an officer occurring within one year prior to a change of control and in contemplation of the change of control was deemed to be a termination of employment immediately after the change of control became irrevocable. Each such change of control agreement also provided a three-month period, commencing on the first anniversary of the change of control, during which the officer could voluntarily resign and receive a lump sum severance benefit equal to two years’ compensation (base salary and average annual incentive compensation) or one year’s compensation in the case of Mr. Tokich if, at any time before the officer’s resignation, the officer determined in good faith that (a) the officer’s position, responsibilities, duties, or status with STERIS were materially changed from those in effect before the change of control, (b) the officer’s reporting relationships with superior executive officers had been materially changed from those in effect before the change of control, or (c) the officer’s career prospects had been in any way diminished as a result of the change of control.

An officer who was entitled to a lump sum severance benefit under a change of control agreement also would be entitled to receive (a) (i) accrued base salary and vacation pay through the date of termination, and (ii) payments under the Senior Executive Management Incentive Compensation Plan or Management Incentive Compensation Plan (or other applicable incentive compensation plan) for the last completed fiscal year, if not already paid, and for the pro rata portion of the current fiscal year, and (b) health, dental and life insurance coverage through the (i) third anniversary (or the second anniversary, depending upon whether the lump sum payment was equal to three or two years’ of compensation) of the termination date, in the case of three of the named executive officers with these agreements other than Mr. Tokich, or the second anniversary (or the first anniversary, depending upon whether the lump sum payment was equal to two or one year of compensation) of the termination date, in the case of Mr. Tokich, or if earlier (ii) the date the officer secured other employment.

In addition, if after a change of control and prior to an officer’s termination of employment the officer was unable to perform services for STERIS for any period by reason of disability, STERIS would pay and provide to the officer all compensation and health and dental coverage and life insurance coverage to which the officer would have been entitled had the officer continued to be actively employed by us, through the earliest of the following dates: (a) the first date on which he was no longer so disabled to such an extent that he was unable to perform services for us, (b) the date on which he became eligible for payment of long-term disability benefits under a long-term disability plan generally applicable to our executives, (c) the date on which we had paid and provided 24 months of compensation and benefits during his disability, or (d) the date of his death. In addition, each change of control agreement provided that from and after a change in control STERIS would reimburse the officer for expenses of defending any action to have his agreement declared invalid or unenforceable and in certain other specified circumstances.

Each change of control agreement also provided that if any payment or distribution (a parachute payment) made to an officer pursuant to the agreement or under any other plan, agreement, arrangement, including without limitation any income recognized upon a stock option exercise, exceeded the limit specified in Section 280G of the Internal Revenue Code and gave rise to excise tax liability (and/or related penalties and interest) on the part of the officer, a tax gross-up would be provided to the officer so that the officer would receive the same after-tax payment as would have been the case in respect of the parachute payment if Section 280G did not apply. The agreements contained several alternate definitions of what constituted a “change of control.” These included any person or group becoming the beneficial owner of 15% or more (but less than 50%) of the then outstanding Common Shares after the date of the applicable agreement, or 50% or more of the then outstanding Common Shares after the date of the applicable agreement, the commencement or public announcement of a tender offer for 15% or more of the Common Shares, or certain changes in a majority of the Board membership within a 24-month period.

Senior Executive Severance Plan

STERIS maintains a Senior Executive Severance Plan (“Senior Severance Plan”). The Senior Severance Plan covers all of the named executive officers (including the CEO) and certain other executives. Under the Plan, a participant who terminates employment with the Company for Good Reason (as defined), or whose employment is terminated by the Company other than for Cause (as defined) will be entitled to severance benefits. Generally, severance benefits will consist of severance pay equal to the participant’s annual base salary, payable over twelve months, incentive compensation (bonus) for the fiscal year in which the termination occurs based upon financial targets achieved (and prorated to reflect the participant’s actual period of participation), and reimbursement for continuing medical and dental coverage for up to twelve months under the Company’s plans. Payment of severance benefits is contingent on the participant’s execution of a release of claims against the Company. The Senior Severance Plan does not provide for any tax gross-ups with respect to severance benefits under any circumstances. If the termination is in conjunction with a Change in Control (as defined) and within specified time frames, the severance pay amount will equal two times the participant’s annual base salary, also payable over a twelve month period. The Senior Severance Plan or a participant’s participation in the Senior Severance Plan may be terminated by the Company upon twelve months notice, with some limitations. An executive who was covered by both an agreement or other arrangement providing benefits in the nature of severance and by the Senior Severance Plan, will be entitled to receive benefits under whichever provides for greater benefits, but not both.

Equity Incentive Plan

STERIS’s 2006 Long-Term Equity Incentive Plan (“2006 Plan”) authorizes the issuance or grant of various stock and stock related incentives, including stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and other stock awards to employees and non-employee directors. All grants of stock options, restricted stock, restricted stock units and SARs made by STERIS subsequent to original approval of the 2006 Plan have been made pursuant to the 2006 Plan. Most stock option grants made prior to the approval of the 2006 Plan were pursuant to various other previously established plans. In connection with the adoption of the 2006 Plan, we discontinued the grant of options or other equity incentives under the previously established plans. However, some options granted under the previously established plans remain outstanding. As of March 31,

2014, there were three million three hundred eighty six thousand three hundred and forty seven (3,386,347) shares remaining available for grant from the 2006 Plan.

In general, upon termination of an award recipient’s employment, the nonvested portions of his or her stock option grants and other equity incentive awards are immediately forfeited. However, unvested option grants and restricted stock awards will become vested and nonforfeitable upon an optionee’s death while employed and unvested restricted stock units and other equity incentive awards may be modified by the Company to give the award recipient the benefit of the award or unit through the date of death. Also, stock option and stock appreciation rights held by persons who are age 55 and have at least 5 years of service at termination may be exercisable for an extended period equal, in some cases, to the remaining term of the award. These extended exercise provisions are contingent upon the grantee remaining in Good Standing (as defined in the 2006 Plan) and not dying prior to expiration of the term, and are subject to the other 2006 Plan terms. If a recipient fails to remain in Good Standing, any outstanding stock options and other equity incentive compensation awards may be forfeited.

Under the provisions of the 2006 Plan in effect prior to March 13, 2014, as well as the previously established plans, upon the occurrence of a change in control (as defined in the 2006 Plan), all options and other awards then outstanding, to the extent unvested, generally vest and become immediately exercisable, without further action. The 2006 Plan was amended effective March 13, 2014 to provide new rules for changes of control for equity awards made on or after March 13, 2014. Under the new rules, awards do not automatically vest upon a change in control, provided the participant receives a qualifying replacement award. To qualify as a replacement award, the award must satisfy a number of criteria, including a requirement that the value of the replacement award be at least equal to the value of the award being replaced. The Board or Compensation Committee, as constituted immediately prior to the change in control, determines in its sole discretion whether the criteria have been satisfied. If a participant receives a qualifying replacement award, early vesting will occur only to the extent the participant’s employment is terminated by the participant for Good Reason (as defined in the 2006 Plan) or by his or her employer other than for Cause (as defined in the 2006 Plan), within two years after the change in control.

While the definition of change in control varies somewhat from plan to plan, in general a change in control under each includes any of the following: the acquisition by any person or group of 25% or more of the combined voting power of the Company’s outstanding voting stock; certain changes in the composition of a majority of the Board membership; the consummation of certain reorganizations, mergers or consolidations or disposition of all or substantially all of the assets of the Company or certain other business transactions involving the Company; or approval by the shareholders of a complete liquidation or dissolution of the Company.

In connection with the grant of stock options, restricted stock, restricted stock units and stock appreciation rights under the 2006 Plan and previously established plans, optionees and other award recipients agree to restrictive covenants concerning non-competition, non-interference and non-disclosure. If the recipient breaches any of these covenants, in addition to any other remedies we may have, awards then held by the recipient and stock then held that was received pursuant to awards may be forfeited.

Management Incentive Compensation Plan

We have established and maintain a Management Incentive Compensation Plan (sometimes referred to as the “Bonus Plan”), for key employees. The Bonus Plan is intended to support our compensation philosophy and encourage achievement of objectives by key employees whose responsibilities affect the performance of the business. Participants are selected annually. During fiscal 2014, all named executive officers, other than Mr. Rosebrough, were participants in the Bonus Plan. Mr. Rosebrough was a participant in the Senior Executive Management Incentive Compensation Plan during fiscal 2014.

Also each Bonus Plan participant is assigned annually a “target” bonus based upon his or her position and level of responsibility within the Company. The target bonus is an amount equal to the percentage of the participant’s base salary that he or she would receive as a bonus if all of the objectives established for, or otherwise applicable to, the participant are achieved. If the objectives are exceeded, a larger bonus may be payable. If the objectives are not attained, a smaller bonus or no bonus may be payable. In no case may the bonus payable to a participant exceed a cap of 200% of his or her target bonus. Generally, a participant is not entitled to a bonus in respect of a particular fiscal year unless he or she remains in the employ of the Company through the end of that fiscal year, except to the extent otherwise contractually required.

The Bonus Plan also provides that within twenty (20) days after the occurrence of the first Change of Control (as defined in the Bonus Plan) in any fiscal year, each participant may be paid an interim lump-sum cash payment with respect to his or her participation in the Bonus Plan, with the amount of the interim payment to be equal to the dollar amount of the participant’s target bonus for the entire fiscal year multiplied by a fraction, the numerator of which is the number of months between the beginning of the fiscal year and the end of the month in which the Change of Control occurs and the denominator of which is 12. The making of the interim payment will not reduce the obligation to make a final payment under the terms of the Bonus Plan, but the amount of any interim payment will be an offset against any later payment due under the Bonus Plan in respect of the fiscal year. A participant is not required to refund any portion of the interim payment.

For purposes of the Bonus Plan, a Change of Control includes the following: the acquisition by any person or group of 50% or more (or in some cases as little as 15%) of the Company’s outstanding Common Shares; a person’s commencement or public announcement of an intention to commence a tender offer that would result in such person becoming beneficial owner of 15% or more of the Company’s outstanding Common Shares; certain changes in the composition of a majority of the Board membership within a 24 month period; the consummation of certain mergers or consolidations, or dispositions of all or substantially all of the assets of the Company; or a person’s proposal of a “Control Share Acquisition” of the Company within the meaning of the Ohio General Corporation Law.

Senior Executive Management Incentive Compensation Plan

We have established and maintain a Senior Executive Management Incentive Compensation Plan (sometimes referred to as the “SEMICP”) for the CEO and any other executive officer or employee designated by the Compensation Committee. The SEMICP is intended to support our compensation philosophy and encourage achievement of objectives by key employees by providing incentives for superior performance. Participants are selected by the Compensation Committee in its sole discretion. During fiscal 2014, Mr. Rosebrough was the only participant in the SEMICP. The SEMICP was amended and restated in its entirety during fiscal 2011, effective April 1, 2010. This amendment and restatement was approved by our shareholders at the 2010 Annual Meeting of Shareholders.

Annually, the Compensation Committee establishes the performance objectives for each SEMICP participant and the amount of incentive compensation payable (or formula for determining such amount) if the specified performance objectives for such fiscal year are achieved or exceeded. Performance objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or of the subsidiary, division, department or function within the Company or one or more subsidiaries in which the participant is employed or for which the participant has responsibilities. The performance objectives are required to be limited to specified levels of Company (or subsidiary, division, department or function) performance, or such performance relative to peer company performance, in one or more, or a combination, of the following: earnings per share, return on invested capital, return on total capital, return on assets, return on equity, total shareholder return, stock value, net income, revenue, free cash flow, cash flow, operating profit, gross margin and/or contribution margin, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, productivity improvement, and expense or liability reduction. The Compensation Committee may further specify in respect of the specific performance objectives a minimum acceptable level of achievement below which no incentive compensation payment will be made and set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specific performance objectives or exceeds full achievement of the specified performance objectives. The Committee retains the discretion to reduce the amount of any incentive compensation that would be otherwise payable to a participant (including a reduction in such amount to zero). The Compensation Committee is required to determine, as soon as reasonably practicable after the end of each fiscal year, whether the performance objectives have been achieved and the amount of incentive compensation payable, and to document such determinations.

The maximum incentive compensation that may be paid to a participant under the SEMICP in respect of any fiscal year may not exceed the lesser of two and one-half (2 1/2) times the participant’s annual base salary or $2,500,000. Any incentive compensation payable under the SEMICP in respect of any fiscal year must be paid within two and one-half months after the end of the fiscal year.

Agreement with Mr. Rosebrough

In connection with Mr. Rosebrough’s employment as President and CEO, we entered into an employment agreement with Mr. Rosebrough dated September 7, 2007. The agreement was effective October 1, 2007 and for an initial term of three years. The agreement was renewed annually thereafter. Subsequent to the end of fiscal 2013 Mr. Rosebrough’s employment agreement was terminated by agreement of the Company and Mr. Rosebrough at the request of Mr. Rosebrough. Mr. Rosebrough had requested the termination because he wanted his employment status to be similar to that of the Company’s other named executives, none of whom have individual employment agreements, and because he wanted to receive the same Senior Executive Severance Plan benefits as the other senior executives. Mr. Rosebrough remains employed as an at-will employee subsequent to the termination of his employment agreement. The following discussion of Mr. Rosebrough’s employment agreement is included because that agreement was in effect for the first two months of fiscal 2014.

Mr. Rosebrough’s agreement provided for an initial base salary at a rate of $750,000 per year for the fiscal year ending March 31, 2008, with such base salary thereafter to be subject to annual or other periodic review. At Mr. Rosebrough’s request, his base salary rate remained unchanged for the duration of his agreement. Mr. Rosebrough also was entitled to participate in the SEMICP at a target rate of 100% of base salary and with a maximum award limit of 200% of base salary. Incentive awards were based on achievement of specified performance goals as determined by criteria and other performance measures and target attainment established by the Compensation Committee. Mr. Rosebrough also was entitled to participate in restricted stock, stock option and other equity incentive compensation awards under the 2006 Long-Term Equity Incentive Compensation Plan or other approved plans as determined by the Board or the Compensation Committee. Mr. Rosebrough was entitled to participate in the standard benefit programs under which STERIS’s salaried nonunion employees located at its headquarters are from time to time generally eligible (exclusive of any such severance, separation or termination programs or benefits) as well as additional fringe benefits and perquisites. As a result of the termination of Mr. Rosebrough’s employment agreement, these contractual obligations of the Company are no longer applicable.

Upon termination of Mr. Rosebrough’s employment during the term of his employment agreement by reason of death or “Disability,” a termination by the Company without “Cause” or a termination by Mr. Rosebrough for “Good Reason” (as such terms were defined in the agreement), Mr. Rosebrough’s agreement provided for the following (payable in accordance with the requirements of Internal Revenue Code Section 409A): (i) an amount equal to twenty-four (24) months of salary continuation, car allowance and financial planning/tax preparation allowance, paid in twenty-four (24) monthly installments, to commence on the first day of the first month following the 60th day after termination, or if on the date of termination he was a “specified employee” (within the meaning of Code Section 409A) and the payments were considered to be the deferral of compensation, the Company would have paid all amounts of such deferred compensation that would have been due during the six-month period following his termination of employment on the first day of the seventh month following the termination date (or, if earlier, as soon as practicable after the date of his death); (ii) the annual one-time incentive payment he would have been paid, if any, under the SEMICP, relating to the fiscal year of termination if his employment had not been terminated, prorated to the date of termination, such payment to be based on applicable targets, threshold and other SEMICP criteria and terms and actual performance relative thereto for such fiscal year, and to be made at the same time that annual incentive payments for such fiscal year are made to other senior executives of the Company; and (iii) eighteen (18) months of continuation of coverage under STERIS medical and dental plans pursuant to COBRA (with Mr. Rosebrough being required to pay the normal cost of such COBRA coverage). And regardless of the reason for termination, upon termination of Mr. Rosebrough’s employment during the term of his agreement he also was entitled to receive the following: (i) any accrued but unpaid base salary and paid time off, (ii) any plan benefits that by their terms extend beyond termination of employment but only to the extent provided in any such benefit plan in which he has participated as an employee of STERIS; and (iii) any COBRA benefits to which he was entitled by law and not otherwise entitled to receive under his employment agreement. As a result of the termination of Mr. Rosebrough’s employment agreement, these contractual obligations of the Company are no longer applicable.

TABLES OF PAYMENT ESTIMATES

Introduction

The tables that follow estimate and summarize the potential payments and benefits under compensation and benefit plans and contractual agreements to which the named executive officers are a party or a participant that may be realizable by each of the named executive officers in the event of a termination of employment and/or change in control under the circumstances described in the footnotes and column headings to the tables, as supplemented by the narrative descriptions of agreements and/or plans addressing or containing provisions relating to change in control and/or termination payments and benefits. These narrative descriptions are found under “Potential Payments to Named Executive Officers Upon Termination of Employment or Change in Control” above beginning on page 38.

Excluded Amounts

The amounts shown in the tables that follow do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include accrued salary and vacation pay, regular severance benefits, and distributions of plan balances under our 401(k) plan. The tables also do not include amounts receivable under the Deferred Compensation Plan. See “Deferred Compensation Plan” on page 37 for information about the Deferred Compensation Plan.

Walter M Rosebrough, Jr.(1)

The table below describes those benefits to which Mr. Rosebrough would have been entitled under his Change of Control Agreement, the Company’s Senior Executive Severance Plan (“Senior Executive Severance Plan”), and his equity awards under various scenarios, including change in control scenarios, as of March 31, 2014. Mr. Rosebrough’s Change in Control Agreement was previously terminated and does not apply to a change in control occurring after March 31, 2014. The table on the opposite page shows the benefits Mr. Rosebrough would have been entitled to receive in various scenarios, including change in control scenarios, had Mr. Rosebrough’s Change in Control Agreement NOT been in force and effect as of March 31, 2014.

	Termination by the Company without Cause or termination by the employee for Good Reason(2)	Change in Control without termination	Change in Control with termination for Good Faith determination(4)	Change in Control with termination by the Company or by Executive for reduction of compensation or mandatory relocation(5)
Severance Payment	$800,000	$0	$3,205,950	$4,808,925
Stock Options(3)	$0	$1,938,872	$1,938,872	$1,938,872
Restricted Stock(3)	$0	$3,939,375	$3,939,375	$3,939,375
Special Bonus Payment(6)	$699,200	$0	$699,200	$699,200
Medical and Dental Benefits(7)	$12,251	$0	$25,222	$37,832
Excise Tax Gross Up	$0	$0	$0	$0
Totals	$1,511,451	$5,878,247	$9,808,619	$11,424,204

(1)

For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2014. The stock price used is the closing price of $47.75 on March 31, 2014, the assumed termination and Change in Control date. Mr. Rosebrough is also entitled to severance and certain other benefits under the Company’s Senior Executive Severance Plan upon termination, but those are less than he would receive under his change of control agreement in Change of Control situations, so the Senior Executive Severance Plan benefits payable in Change of Control situations are not described. Mr. Rosebrough’s change in control agreement will no longer apply for a change in control occurring after March 31, 2014.

(2)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Rosebrough will be entitled to a lump sum severance payment based on a multiple of one (1) times his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Rosebrough’s actual bonus for fiscal 2014 is $699,200. The proration is 100% because the assumed termination date is the fiscal year end.

(3)

In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Rosebrough will be entitled to accelerated vesting of stock options and restricted stock. Values attributable to accelerated vesting for stock options and restricted stock are shown in the “Change in Control” columns. Awards granted after fiscal 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)

Pursuant to Mr. Rosebrough’s change in control agreement, in the event of a Change in Control with termination for Good Faith determination (as defined) during a specified period more than one year after the Change in Control, he will be entitled to a lump sum severance payment based on a multiple of two (2) times his then current base salary and his “average annual incentive compensation” (as defined). For purposes of the incentive compensation portion of this calculation, an average of his most recent bonus (fiscal 2014 bonus) and prior year bonus (fiscal 2013 bonus) has been used. Mr. Rosebrough’s change in control agreement will not apply for a change in control occurring after March 31, 2014.

(5)

Pursuant to Mr. Rosebrough’s change in control agreement, in the event of a Change in Control with termination by the Company, other than for Cause, death or Disability, or by executive for reduction of compensation or mandatory relocation (as defined in his agreement) within two years after the Change in Control, he will be entitled to a lump sum severance payment based on a multiple of three (3) times his then current base salary and his “average annual incentive compensation” (as defined). For purposes of the incentive compensation portion of this calculation, an average of his most recent bonus (fiscal 2014 bonus) and prior year bonus (fiscal 2013 bonus) has been used.

(6)

Mr. Rosebrough is entitled to a special pro-rata STERIS Corporation Senior Executive Management Incentive Compensation Plan payment under his change in control agreement and under the Senior Executive Severance Plan in those circumstances where he is entitled to severance benefits under these arrangements. The bonus shown is based on Mr. Rosebrough’s actual bonus for fiscal year 2014, which is $699,200, and the proration is 100% because the assumed termination date is the fiscal year end. Mr. Rosebrough would also be entitled to this payment absent a change in control upon his death or other qualifying termination at the end of the fiscal year.

(7)

Pursuant to Mr. Rosebrough’s change in control agreement, in the event of a Change in Control with termination for Good Faith determination (as defined) during a specified period more than one year after the Change in Control, he will be entitled to continuation of medical, dental and life insurance benefits for a period of two (2) years. In the event of a Change in Control with termination by the Company, other than for Cause, Disability or death, or by executive for reduction of compensation or mandatory relocation within two years after the Change in Control, he will be entitled to continuation of medical, dental and life insurance benefits for a period of three (3) years.

Walter M Rosebrough, Jr.(1)

The table below describes those benefits to which Mr. Rosebrough would have been entitled under the Company’s Senior Executive Severance Plan (“Senior Executive Severance Plan”) and his equity awards under various scenarios, including change in control scenarios, as of March 31, 2014, had Mr. Rosebrough’s Change in Control Agreement NOT been in effect on March 31, 2014. Mr. Rosebrough’s Change in Control Agreement was previously terminated and does not apply to a Change in Control occurring after March 31, 2014 but remained in effect with respect to any Changes in Control that would have occurred on or prior to March 31, 2014. The table on the opposite page shows the benefits Mr. Rosebrough would have been entitled to receive in various scenarios, including Change in Control scenarios, giving effect to Mr. Rosebrough’s Change in Control Agreement as of March 31, 2014.

	Termination by the Company without Cause or termination by the employee for Good Reason(2)	Change in Control without termination	Change in Control Termination by the Company without Cause or termination by the employee for Good Reason(4)
Severance Payment	$800,000	$0	$1,600,000
Stock Options(3)	$0	$1,938,872	$1,938,872
Restricted Stock(3)	$0	$3,939,375	$3,939,375
Pro-Rata Bonus Payment	$699,200	$0	$699,200
Medical and Dental Benefits	$12,251	$0	$12,251
Totals	$1,511,451	$5,878,247	$8,189,698

(1)

For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2014. The stock price used is the closing price of $47.75 on March 31, 2014, the assumed termination and Change in Control date.

(2)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Rosebrough will be entitled to 12 months of severance payments based on his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Rosebrough’s actual bonus for fiscal 2014 is $699,200. The proration is 100% because the assumed termination date is the fiscal year end.

(3)

In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Rosebrough will be entitled to accelerated vesting of stock options and restricted stock. Values attributable to accelerated vesting for stock options and restricted stock are shown in the “Change in Control” columns. Awards granted after fiscal 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” within one (1) year following a change in control, Mr. Rosebrough will be entitled to 12 months of severance payments based on a multiple of two (2) times his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Rosebrough’s actual bonus for 2014 is $699,200. The proration is 100% because the assumed termination date is the fiscal year end.

Michael J. Tokich(1)

The table below describes those benefits to which Mr. Tokich would have been entitled under his Change of Control Agreement, the Company’s Senior Executive Severance Plan (“Senior Executive Severance Plan”), and his equity awards under various scenarios, including change in control scenarios, as of March 31, 2014. Mr. Tokich’s Change in Control Agreement was previously terminated and does not apply to a change in control occurring after March 31, 2014. The table on the opposite page shows the benefits Mr. Tokich would have been entitled to receive in various scenarios, including change in control scenarios, had Mr. Tokich’s Change in Control Agreement NOT been in force and effect as of March 31, 2014.

	Termination by the Company without Cause or termination by the employee for Good Reason(2)	Change in Control without termination	Change in Control with termination for Good Faith determination(4)	Change in Control with termination by the Company or by Executive for reduction of compensation or mandatory relocation (5)
Severance Payment	$361,029	$0	$613,510	$1,227,019
Stock Options(3)	$0	$448,375	$448,375	$448,375
Restricted Stock(3)	$0	$1,060,050	$1,060,050	$1,060,050
Special Bonus Payment(6)	$225,611	$0	$225,611	$225,611
Medical and Dental Benefits(7)	$16,929	$0	$17,289	$34,578
Excise Tax Gross Up	$0	$0	$0	$0
Totals	$603,569	$1,508,425	$2,364,835	$2,995,633

(1)

For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2014. The stock price used is the closing price of $47.75 on March 31, 2014, the assumed termination and Change in Control date. Mr. Tokich is also entitled to severance and certain other benefits under the Company’s Senior Executive Severance Plan upon termination, but those are less than he would receive under his change of control agreement in change of control situations, so the Senior Executive Severance Plan benefits payable in change of control situations are not described. Mr. Tokich’s change in control agreement will no longer apply for a change in control occurring after March 31, 2014.

(2)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Tokich will be entitled to a lump sum severance payment based on a multiple of one (1) times his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Tokich’s actual bonus for fiscal 2014 is $225,611. The proration is 100% because the assumed termination date is the fiscal year end.

(3)

In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Tokich will be entitled to accelerated vesting of stock options and restricted stock. Values attributable to accelerated vesting for stock options and restricted stock are shown in the “Change in Control” columns. Awards granted after fiscal 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)

Pursuant to Mr. Tokich’s change in control agreement, in the event of a Change in Control with termination for Good Faith determination (as defined) during a specified period more than one year after the Change in Control, he will be entitled to a lump sum severance payment based on a multiple of one (1) times his then current base salary and his “average annual incentive compensation” (as defined). For purposes of the incentive compensation portion of this calculation, an average of his most recent bonus (fiscal 2014 bonus) and prior year bonus (fiscal 2013 bonus) has been used. Mr. Tokich’s change in control agreement will not apply for a change in control occurring after March 31, 2014.

(5)

Pursuant to Mr. Tokich’s change in control agreement, in the event of a Change in Control with termination by the Company, other than for Cause, death or Disability, or by executive for reduction of compensation or mandatory relocation (as defined in his agreement) within two years after the Change in Control, he will be entitled to a lump sum severance payment based on a multiple of two (2) times his then current base salary and his “average annual incentive compensation” (as defined). For purposes of the incentive compensation portion of this calculation, an average of his most recent bonus (fiscal 2014 bonus) and prior year bonus (fiscal 2013 bonus) has been used.

(6)

Mr. Tokich is entitled to a special pro-rata STERIS Corporation Senior Executive Management Incentive Compensation Plan payment under his change in control agreement and under the Senior Executive Severance Plan in those circumstances where he is entitled to severance benefits under these arrangements. The bonus shown is based on Mr. Tokich’s actual bonus for fiscal year 2014, which was $255,611, and the proration is 100% because the assumed termination date is the fiscal year end. Mr. Tokich would also be entitled to this payment absent a change in control upon his death or other qualifying termination at the end of the fiscal year.

(7)

Pursuant to Mr. Tokich’s change in control agreement, in the event of a Change in Control with termination for Good Faith determination (as defined) during a specified period more than one year after the Change in Control, he will be entitled to continuation of medical, dental and life insurance benefits for a period of one (1) year. In the event of a Change in Control with termination by the Company, other than for Cause, Disability or death, or by executive for reduction of compensation or mandatory relocation within two years after the Change in Control, he will be entitled to continuation of medical, dental and life insurance benefits for a period of two (2) years.

Michael J. Tokich(1)

The table below describes those benefits to which Mr. Tokich would have been entitled under the Company’s Senior Executive Severance Plan (“Senior Executive Severance Plan”) and his equity awards under various scenarios, including change in control scenarios, as of March 31, 2014, had Mr. Tokich’s Change in Control Agreement NOT been in effect on March 31, 2014. Mr. Tokich’s Change in Control Agreement was previously terminated and does not apply to a Change in Control occurring after March 31, 2014 but remained in effect with respect to any Changes in Control that would have occurred on or prior to March 31, 2014. The table on the opposite page shows the benefits Mr. Tokich would have been entitled to receive in various scenarios, including Change in Control scenarios, giving effect to Mr. Tokich’s Change in Control Agreement as of March 31, 2014.

	Termination by the Company without Cause or termination by the employee for Good Reason(2)	Change in Control without termination	Change in Control Termination by the Company without Cause or termination by the employee for Good Reason(4)
Severance Payment	$361,029	$0	$722,058
Stock Options(3)	$0	$448,375	$448,375
Restricted Stock(3)	$0	$1,060,050	$1,060,050
Pro-Rata Bonus Payment	$225,611	$0	$225,611
Medical and Dental Benefits	$16,929	$0	$16,929
Totals	$603,569	$1,508,425	$2,473,023

(1)

For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2014. The stock price used is the closing price of $47.75 on March 31, 2014, the assumed termination and Change in Control date.

(2)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Tokich will be entitled to 12 months of severance payments based on his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Tokich’s actual bonus for fiscal 2014 is $255,611. The proration is 100% because the assumed termination date is the fiscal year end.

(3)

In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Tokich will be entitled to accelerated vesting of stock options and restricted stock. Values attributable to accelerated vesting for stock options and restricted stock are shown in the “Change in Control” columns. Awards granted after fiscal 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” within one (1) year following a change in control, Mr. Tokich will be entitled to 12 months of severance payments based on a multiple of two (2) times his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Tokich’s actual bonus for 2014 is $255,611. The proration is 100% because the assumed termination date is the fiscal year end.

Robert E. Moss(1)

The table below describes those benefits to which Mr. Moss would have been entitled under his Change of Control Agreement, the Company’s Senior Executive Severance Plan (“Senior Executive Severance Plan”), and his equity awards under various scenarios, including change in control scenarios, as of March 31, 2014. Mr. Moss’s Change in Control Agreement was previously terminated and does not apply to a change in control occurring after March 31, 2014. The table on the opposite page shows the benefits Mr. Moss would have been entitled to receive in various scenarios, including change in control scenarios, had Mr. Moss’s Change in Control Agreement NOT been in force and effect as of March 31, 2014.

	Termination by the Company without Cause or termination by the employee for Good Reason(2)	Change in Control without termination	Change in Control with termination for Good Faith determination(4)	Change in Control with termination by the Company or by Executive for reduction of compensation or mandatory relocation(5)
Severance Payment	$323,083	$0	$1,044,498	$1,566,747
Stock Options(3)	$0	$294,785	$294,785	$294,785
Restricted Stock(3)	$0	$558,675	$558,675	$558,675
Special Bonus Payment(6)	$154,100	$0	$154,100	$154,100
Medical and Dental Benefits(7)	$13,806	$0	$28,331	$42,497
Excise Tax Gross Up	$0	$0	$0	$0
Totals	$490,989	$853,460	$2,080,389	$2,616,804

(1)

For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2014. The stock price used is the closing price of $47.75 on March 31, 2014, the assumed termination and Change in Control date. Mr. Moss is also entitled to severance and certain other benefits under the Company’s Senior Executive Severance Plan upon termination, but those are less than he would receive under his change of control agreement in Change of Control situations, so the Senior Executive Severance Plan benefits payable in Change of Control situations are not described. Mr. Moss’s change in control agreement will no longer apply for a change in control occurring after March 31, 2014.

(2)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Moss will be entitled to a lump sum severance payment based on a multiple of one (1) times his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Moss’s actual bonus for fiscal 2014 is $154,100. The proration is 100% because the assumed termination date is the fiscal year end.

(3)

In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Moss will be entitled to accelerated vesting of stock options and restricted stock. Values attributable to accelerated vesting for stock options and restricted stock are shown in the “Change in Control” columns. Awards granted after fiscal 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)

Pursuant to Mr. Moss’s change in control agreement, in the event of a Change in Control with termination for Good Faith determination (as defined) during a specified period more than one year after the Change in Control, he will be entitled to a lump sum severance payment based on a multiple of two (2) times his then current base salary and his “average annual incentive compensation” (as defined). For purposes of the incentive compensation portion of this calculation, an average of his most recent bonus (fiscal 2014 bonus) and prior year bonus (fiscal 2013 bonus) has been used. Mr. Moss’s change in control agreement will not apply for a change in control occurring after March 31, 2014.

(5)

Pursuant to Mr. Moss’s change in control agreement, in the event of a Change in Control with termination by the Company, other than for Cause, death or Disability, or by executive for reduction of compensation or mandatory relocation (as defined in his agreement) within two years after the Change in Control, he will be entitled to a lump sum severance payment based on a multiple of three (3) times his then current base salary and his “average annual incentive compensation” (as defined). For purposes of the incentive compensation portion of this calculation, an average of his most recent bonus (fiscal 2014 bonus) and prior year bonus (fiscal 2013 bonus) has been used.

(6)

Mr. Moss is entitled to a special pro-rata STERIS Corporation Senior Executive Management Incentive Compensation Plan payment under his change in control agreement and under the Senior Executive Severance Plan in those circumstances where he is entitled to severance benefits under these arrangements. The bonus shown is based on Mr. Moss’s actual bonus for fiscal year 2014, which is $154,100, and the proration is 100% because the assumed termination date is the fiscal year end. Mr. Moss would also be entitled to this payment absent a change in control upon his death or other qualifying termination at the end of the fiscal year.

(7)

Pursuant to Mr. Moss’s change in control agreement, in the event of a Change in Control with termination for Good Faith determination (as defined) during a specified period more than one year after the Change in Control, he will be entitled to continuation of medical, dental and life insurance benefits for a period of two (2) years. In the event of a Change in Control with termination by the Company, other than for Cause, Disability or death, or by executive for reduction of compensation or mandatory relocation within two years after the Change in Control, he will be entitled to continuation of medical, dental and life insurance benefits for a period of three (3) years.

Robert E. Moss(1)

The table below describes those benefits to which Mr. Moss would have been entitled under the Company’s Senior Executive Severance Plan (“Senior Executive Severance Plan”) and his equity awards under various scenarios, including change in control scenarios, as of March 31, 2014, had Mr. Moss’s Change in Control Agreement NOT been in effect on March 31, 2014. Mr. Moss’s Change in Control Agreement was previously terminated and does not apply to a Change in Control occurring after March 31, 2014 but remained in effect with respect to any Changes in Control that would have occurred on or prior to March 31, 2014. The table on the opposite page shows the benefits Mr. Moss would have been entitled to receive in various scenarios, including Change in Control scenarios, giving effect to Mr. Moss’s Change in Control Agreement as of March 31, 2014.

	Termination by the Company without Cause or termination by the employee for Good Reason(2)	Change in Control without termination	Change in Control Termination by the Company without Cause or termination by the employee for Good Reason(4)
Severance Payment	$323,083	$0	$646,166
Stock Options(3)	$0	$294,785	$294,785
Restricted Stock(3)	$0	$558,675	$558,675
Pro-Rata Bonus Payment	$154,100	$0	$154,100
Medical and Dental Benefits	$13,806	$0	$13,806
Totals	$490,989	$853,460	$1,667,532

(1)

For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2014. The stock price used is the closing price of $47.75 on March 31, 2014, the assumed termination and Change in Control date.

(2)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Moss will be entitled to 12 months of severance payments based on his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Moss’s actual bonus for fiscal 2014 is $154,100. The proration is 100% because the assumed termination date is the fiscal year end.

(3)

In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Moss will be entitled to accelerated vesting of stock options and restricted stock. Values attributable to accelerated vesting for stock options and restricted stock are shown in the “Change in Control” columns. Awards granted after fiscal 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” within one (1) year following a change in control, Mr. Moss will be entitled to 12 months of severance payments based on a multiple of two (2) times his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Moss’s actual bonus for 2014 is $154,100. The proration is 100% because the assumed termination date is the fiscal year end.

Timothy L. Chapman(1)

The table below describes those benefits to which Mr. Chapman would have been entitled under his Change of Control Agreement, the Company’s Senior Executive Severance Plan (“Senior Executive Severance Plan”), and his equity awards under various scenarios, including change in control scenarios, as of March 31, 2014. Mr. Chapman’s Change in Control Agreement was previously terminated and does not apply to a change in control occurring after March 31, 2014. The table on the opposite page shows the benefits Mr. Chapman would have been entitled to receive in various scenarios, including change in control scenarios, had Mr. Chapman’s Change in Control Agreement NOT been in force and effect as of March 31, 2014.

	Termination by the Company without Cause or termination by the employee for Good Reason(2)	Change in Control without termination	Change in Control with termination for Good Faith determination(4)	Change in Control with termination by the Company or by Executive for reduction of compensation or mandatory relocation(5)
Severance Payment	$408,200	$0	$1,365,065	$2,047,598
Stock Options(3)	$0	$392,788	$392,788	$392,788
Restricted Stock(3)	$0	$916,800	$916,800	$916,800
Special Bonus Payment(6)	$231,898	$0	$231,898	$231,898
Medical and Dental Benefits(7)	$16,929	$0	$34,578	$51,868
Excise Tax Gross Up(8)	$0	$0	$0	$1,063,434
Totals	$657,027	$1,309,588	$2,941,129	$4,704,386

(1)

For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2014. The stock price used is the closing price of $47.75 on March 31, 2014, the assumed Change in Control date. Mr. Chapman is also entitled to severance and certain other benefits under the Company’s Senior Executive Severance Plan upon termination, but those are less than he would receive under his change of control agreement in Change of Control situations, so the Senior Executive Severance Plan benefits payable in Change of Control situations are not described. Mr. Chapman’s change in control agreement will no longer apply for a change in control occurring after March 31, 2014.

(2)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” in circumstances not involving a Change of Control, Mr. Chapman will be entitled to a lump sum severance payment based on a multiple of one (1) times his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Chapman’s actual bonus for fiscal 2014 is $231,898. The proration is 100% because the assumed termination date is the fiscal year end.

(3)

In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Chapman will be entitled to accelerated vesting of stock options and restricted stock. Values attributable to accelerated vesting for stock options and restricted stock are shown in the “Change in Control” columns. Awards granted after fiscal 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)

Pursuant to Mr. Chapman’s change in control agreement, in the event of a Change in Control with termination for Good Faith determination (as defined) during a specified period more than one year after the Change in Control, he will be entitled to a lump sum severance payment based on a multiple of two (2) times his then current base salary and his “average annual incentive compensation” (as defined). For purposes of the incentive compensation portion of this calculation, an average of his most recent bonus (fiscal 2014 bonus) and prior year bonus (fiscal 2013 bonus) has been used. Mr. Chapman’s change in control agreement will not apply for a change in control occurring after March 31, 2014.

(5)

Pursuant to Mr. Chapman’s change in control agreement, in the event of a Change in Control with termination by the Company, other than for Cause, death or Disability, or by executive for reduction of compensation or mandatory relocation (as defined in his agreement) within two years after the Change in Control, he will be entitled to a lump sum severance payment based on a multiple of three (3) times his then current base salary and his “average annual incentive compensation” (as defined). For purposes of the incentive compensation portion of this calculation, an average of his most recent bonus (fiscal 2014 bonus) and prior year bonus (fiscal 2013 bonus) has been used.

(6)

Mr. Chapman is entitled to a special pro-rata STERIS Corporation Senior Executive Management Incentive Compensation Plan payment under his change in control agreement and under the Senior Executive Severance Plan in those circumstances where he is entitled to severance benefits under these arrangements. The bonus shown is based on Mr. Chapman’s actual bonus for fiscal year 2014, which is $231,898, and the proration is 100% because the assumed termination date is the fiscal year end. Mr. Chapman would also be entitled to this payment absent a change in control upon his death or other qualifying termination at the end of the fiscal year.

(7)

Pursuant to Mr. Chapman’s change in control agreement, in the event of a Change in Control with termination for Good Faith determination (as defined) during a specified period more than one year after the Change in Control, he will be entitled to continuation of medical, dental and life insurance benefits for a period of two (2) years. In the event of a Change in Control with termination by the Company, other than for Cause, Disability or death, or by executive for reduction of compensation or mandatory relocation within two years after the Change in Control, he will be entitled to continuation of medical, dental and life insurance benefits for a period of three (3) years.

(8)

Pursuant to his change in control agreement, Mr. Chapman is entitled to a payment gross-up to the extent he has any excess parachute payments. Mr. Chapman’s change in control agreement will no longer apply for a change in control occurring after March 31, 2014. The Senior Executive Severance Plan does not provide for any gross-up payments.

Timothy L. Chapman(1)

The table below describes those benefits to which Mr. Chapman would have been entitled under the Company’s Senior Executive Severance Plan (“Senior Executive Severance Plan”) and his equity awards under various scenarios, including change in control scenarios, as of March 31, 2014, had Mr. Chapman’s Change in Control Agreement NOT been in effect on March 31, 2014. Mr. Chapman’s Change in Control Agreement was previously terminated and does not apply to a Change in Control occurring after March 31, 2014 but remained in effect with respect to any Changes in Control that would have occurred on or prior to March 31, 2014. The table on the opposite page shows the benefits Mr. Chapman would have been entitled to receive in various scenarios, including Change in Control scenarios, giving effect to Mr. Chapman’s Change in Control Agreement as of March 31, 2014.

	Termination by the Company without Cause or termination by the employee for Good Reason(2)	Change in Control without termination	Change in Control Termination by the Company without Cause or termination by the employee for Good Reason(4)
Severance Payment	$408,200	$0	$816,400
Stock Options(3)	$0	$392,788	$392,788
Restricted Stock(3)	$0	$916,800	$916,800
Pro-Rata Bonus Payment	$231,898	$0	$231,898
Medical and Dental Benefits	$16,929	$0	$16,929
Totals	$657,027	$1,309,588	$2,374,815

(1)

For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2014. The stock price used is the closing price of $47.75 on March 31, 2014, the assumed termination and Change in Control date.

(2)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Chapman will be entitled to 12 months of severance payments based on his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Chapman’s actual bonus for fiscal 2014 is $231,898. The proration is 100% because the assumed termination date is the fiscal year end.

(3)

In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Chapman will be entitled to accelerated vesting of stock options and restricted stock. Values attributable to accelerated vesting for stock options and restricted stock are shown in the “Change in Control” columns. Awards granted after fiscal 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” within one (1) year following a change in control, Mr. Chapman will be entitled to 12 months of severance payments based on a multiple of two (2) times his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Chapman’s actual bonus for 2014 is $231,898. The proration is 100% because the assumed termination date is the fiscal year end.

David A. Johnson(1)

	Termination by the Company without Cause or termination by the employee for Good Reason(2)	Change in Control without termination	Change in Control with Termination by the Company without Cause or termination by the employee for Good Reason(4)
Severance Payment	$291,547	$0	$583,094
Stock Options(3)	$0	$234,710	$234,710
Restricted Stock(3)	$0	$806,975	$806,975
Pro-Rata Bonus Payment	$127,406	$0	$127,406
Medical and Dental Benefits	$19,063	$0	$19,063
Totals	$438,016	$1,041,685	$1,771,248

(1)

For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2014. The stock price used is the closing price of $47.75 on March 31, 2014, the assumed termination and Change in Control date.

(2)

Pursuant to the STERIS Corporation Senior Executive Severance Plan (“Senior Executive Severance Plan”), in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Johnson will be entitled to 12 months of severance payments based on his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Johnson’s actual bonus for fiscal 2014 is $127,406. The proration is 100% because the assumed termination date is the fiscal year end.

(3)

In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Johnson will be entitled to accelerated vesting of stock options and restricted stock. Values attributable to accelerated vesting for stock options and restricted stock are shown in the “Change in Control” columns. Awards granted after fiscal 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” within one (1) year following a change in control, Mr. Johnson will be entitled to 12 months of severance payments based on a multiple of two (2) times his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Johnson’s actual bonus for 2014 is $127,406. The proration is 100% because the assumed termination date is the fiscal year end.

Sudhir K. Pahwa(1)

	Termination by the Company without Cause or termination by the employee for Good Reason(2)	Change in Control without termination	Change in Control with Termination by the Company without Cause or termination by the employee for Good Reason(4)
Severance Payment	$316,254	$0	$632,508
Stock Options(3)	$0	$178,598	$178,598
Restricted Stock(3)	$0	$587,325	$587,325
Pro-Rata Bonus Payment	$158,933	$0	$158,933
Medical and Dental Benefits	$16,929	$0	$16,929
Totals	$492,116	$765,923	$1,574,293

(1)

For purposes of this disclosure, the Change in Control date and all termination events are assumed to occur on March 31, 2014. The stock price used is the closing price of $47.75 on March 31, 2014, the assumed termination and Change in Control date.

(2)

Pursuant to the STERIS Corporation Senior Executive Severance Plan (“Senior Executive Severance Plan”), in the event of a “qualifying termination” in circumstances not involving a Change in Control, Mr. Pahwa will be entitled to 12 months of severance payments based on his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Pahwa’s actual bonus for fiscal 2014 is $158,933. The proration is 100% because the assumed termination date is the fiscal year end.

(3)

In the event of a Change in Control with or without termination, or a termination on account of death, Mr. Pahwa will be entitled to accelerated vesting of stock options and restricted stock. Values attributable to accelerated vesting for stock options and restricted stock are shown in the “Change in Control” columns. Awards granted after fiscal 2014 provide for double trigger vesting in Change in Control situations, that is, both a change in control and termination of employment under specified circumstances are required, provided the grantee receives a qualifying replacement award.

(4)

Pursuant to the Senior Executive Severance Plan, in the event of a “qualifying termination” within one (1) year following a change in control, Mr. Pahwa will be entitled to 12 months of severance payments based on a multiple of two (2) times his then current base salary, a pro-rata portion of his actual bonus, and 12 months of medical and dental benefits. A “qualifying termination” is any separation of service other than by the Company for Cause (as defined) or by executive without Good Reason (as defined). Good Reason includes death or Disability (as defined). Mr. Pahwa’s actual bonus for 2014 is $158,933. The proration is 100% because the assumed termination date is the fiscal year end.

NON-EMPLOYEE DIRECTOR COMPENSATION

DESCRIPTION OF DIRECTOR COMPENSATION FOR FISCAL 2014

The amounts and other terms of the retainer fees payable to non-employee Directors were changed beginning with Directors’ 2013-2014 terms of office. The prior arrangement had been in effect since July, 2007. Company employees serving as Directors are not compensated for their service as such.

Under the new arrangement, a retainer of $290,000 is payable to the Chairman of the Board and a retainer of $200,000 is payable to each other non-employee Director. The retainer fees are payable in full at the beginning of each Director’s term. Retainer fees are fully vested immediately, regardless of the form in which paid.

For current Directors, absent an election to the contrary, the retainer fee is payable as follows: $65,000 in cash ($95,000 for the Chairman), $67,500 in stock options ($97,500 for the Chairman) and $67,500 in career restricted stock units (“CRSUs”) ($97,500 for the Chairman). However, a Director may elect to receive all or a part of the cash or option portions of the fee in STERIS shares or CRSUs and may elect to receive the CRSU portion of the fee in STERIS shares.

A non-employee Director first elected after the 2013 Annual Meeting of Shareholders will receive the same amount of retainer fees, but the available forms of payment will be limited until such time as the Director has satisfied the Company’s Non-Employee Director Stock Ownership Guidelines (see “Non-Employee Director Stock Ownership Guidelines” at page 56). A new Director will receive a retainer fee of $65,000 in cash, but may elect to receive CRUSs in lieu of all or a portion of the cash. The remaining $135,000 of the Director’s retainer fee will be payable in CRSUs.

The number of CRSUs a Director is entitled to receive for each annual term will be determined based upon the dollar amount of the retainer fees elected to be received in CRSUs and the STERIS per share closing price on the NYSE on a specified date at the beginning of the annual term. A Director’s CRSUs will be settled in STERIS common shares six months after the cessation of the Director’s Board service. Directors will be paid cash dividend equivalents on their CRSUs as dividends are paid on STERIS common shares.

Committee Chair fees remained unchanged for the 2013-2014 terms of office; the Audit Committee Chair received an annual Chair fee of $10,000 and the other Committee Chairs received annual fees of $5,000 each. Meeting attendance fees also remained unchanged for the 2013-2014 terms of office; these were $1,000 per meeting for Board meetings and the assigned Committee meetings attended in excess of 20 during the annual term. No meeting attendance fees were paid for the 2013-2014 term.

DIRECTOR COMPENSATION TABLE FOR FISCAL 2014

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Career Restricted Stock Units $(4)	All Other Compensation ($)(5)	Total ($)
Richard C. Breeden(6)	5,000	—	53,643	132,463	1,900	193,006
Cynthia L. Feldmann	75,000	—	—	134,966	1,936	211,902
Jacqueline B. Kosecoff	5,000	64,958	53,643	67,461	968	192,030
David B. Lewis	65,000	—	—	134,966	1,936	201,902
Kevin M. McMullen	70,000	134,966	—	—		204,966
Mohsen M. Sohi	65,000	104,969	23,832	—		193,801
John P. Wareham	95,000	—	77,488	97,458	1,398	271,344
Loyal W. Wilson	—	—	—	199,968	2,868	202,836
Michael B. Wood	35,000	164,964	—	—		199,964

(1)	The dollar amount represents the portion of the annual retainer fee paid in cash for the 2013-2014 annual term plus chair fees, where applicable, for the fiscal year ended March 31, 2014.

(2)	The dollar amounts reflect the closing sales price per share of the Company’s common stock on the New York Stock Exchange Composite Tape on the effective date of the grant.

(3)

The dollar amounts reflect the grant date fair value of stock options granted in fiscal 2013 FASB ASC Topic 718. The grant date fair value of an award is determined utilizing assumptions discussed in Notes to our financial statements for the fiscal year ended March 31, 2014. The grant date fair value estimate for these stock option awards in accordance FASB ASC Topic 718 equaled the compensation cost recognized by the Company during fiscal 2014. For information regarding the aggregate number of options of each non-employee director outstanding as of March 31, 2014, see “Aggregate Option Holdings by Non-Employee Directors at March 31, 2014” below.

(4)	The dollar amounts reflect the closing sales price per share of the Company’s common stock on the New York Stock Exchange Composite Tape on the effective date of the grant.

(5)	Consists of dividend equivalents paid on CRSUs for fiscal 2014.

(6)

Based on disclosures in Mr. Breeden’s prior SEC filings, the governing documents of Breeden Capital Management LLC and related investment funds provide that compensation received by Mr. Breeden for services as a director of the Company is apportioned among the investment funds, and Mr. Breeden has no interest in such compensation other than to the extent of his pro-rata ownership interest in the investment funds.

AGGREGATE OPTION HOLDINGS BY NON-EMPLOYEE DIRECTORS AT MARCH 31, 2014

Name	Options (#)
Richard C. Breeden	20,482
Cynthia L. Feldmann	5,962
Jacqueline B. Kosecoff	53,869
David B. Lewis	9,472
Kevin M. McMullen	39,212
Mohsen M. Sohi	31,281
John P. Wareham	67,708
Loyal W. Wilson	39,212
Michael B. Wood	49,212
Total	316,410

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

During fiscal 2013, the Board revised its non-employee director stock ownership guidelines (the “guidelines”). Under the revised guidelines, each non-employee Director is required to own Company Common Stock with a value of at least six (6) times the cash portion of the annual Director fees payable to the Director (determined before giving effect to any election by the Director to receive fees in a different form). As noted previously, the cash portion of the annual Director fees is $95,000 for the Chairman and $65,000 for each of the other non-employee Directors (determined before giving effect to any election by the Director to receive fees in other forms). A new Director has a period of five years from the date of initial appointment or election to satisfy the guidelines. For purposes of the guidelines, all shares held beneficially directly or indirectly by a Director and all career restricted stock units (“CRSUs”), if any, held by a Director will be counted; however, stock options will not be counted for guideline purposes. Based upon the number of shares and CRSUs held by each of our Directors as of April 30, 2014 and our share price of $48.05 per share as of the close of business on such date, each of our Directors satisfied the guidelines as of such date.

OWNERSHIP OF VOTING SECURITIES

5% OWNERS

The following table shows certain information with respect to all persons known by STERIS to beneficially own more than five percent of the Company’s outstanding Common Shares, based on 58,993,949 Common Shares outstanding as of April 30, 2014.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
BlackRock Inc. 40 East 52nd Street, New York, NY 10022	4,876,590	(1)	8.27%
RidgeWorth Capital Management, Inc., as Parent Company of Ceredex Value Advisors LLC 3333 Piedmont Road NE, Suite 1500, Atlanta, GA 30305	3,582,604	(2)	6.07%
The Vanguard Group, Inc. 100 Vanguard Blvd., Malvern, PA 19355	3,279,491	(3)	5.56%

(1)

Based solely upon information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on January 30, 2014, which Schedule specifies that BlackRock Inc. has sole voting with respect to 4,703,586 of these shares, shared voting power with respect to none of these shares and sole dispositive power with respect to all of these shares.

(2)

Based solely upon information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2014, which Schedule specifies that RidgeWorth Capital Management, Inc., as Parent Company of Ceredex Value Advisors LLC, has sole voting power with respect 3,581,244 of these shares, shared voting power with respect to none of these shares and sole dispositive power with respect to all of these shares.

(3)

Based solely upon information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2014, which Schedule specifies that The Vanguard Group, Inc. has sole voting power with respect 83,718 of these shares, shared voting power with respect to none of these shares, sole dispositive power with respect to 3,199,873 of these shares and shared dispositive power with respect to 79,618 of these shares.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the beneficial ownership of our Common Shares by each director of the Company, each nominee for election as director, each of the named executive officers and all directors, nominees, and executive officers of the Company as a group, as of April 30, 2014, unless otherwise indicated below.

	Number of Shares Beneficially Owned as of April 30, 2014(1)
Name of Beneficial Owner	Shares Owned Directly and Indirectly(2)	Stock Options Exercisable Within 60 Days of April 30, 2014	Total Stock-Based Ownership
Walter M Rosebrough, Jr.(3)	140,300	493,550	633,850
Michael J. Tokich	33,178	64,975	98,153
Robert E. Moss(3)	41,648	53,505	95,153
David A. Johnson	16,900	21,500	38,400
Sudhir Pahwa	19,445	20,213	39,658
Timothy L. Chapman(3)	35,050	82,275	117,325
Richard C. Breeden	97,537	20,482	118,019	(4)
Cynthia L. Feldmann	10,000	5,962	15,962
Jacqueline B. Kosecoff(3)	19,101	53,869	72,970
David B. Lewis	6,684	9,472	16,156
Kevin M. McMullen	17,372	39,212	56,584
Mohsen M. Sohi	14,788	31,281	46,069
John P. Wareham	23,256	67,708	90,964
Loyal W. Wilson	27,745	39,212	66,957
Michael B. Wood	18,155	49,212	67,367
All Directors, Nominees, and Executive Officers as a group (18 persons)	556,340	1,093,140	1,649,480

(1)

As of April 30, 2014, (a) of the directors and executive officers, only Mr. Rosebrough beneficially owned 1% or more of our outstanding Common Shares and (b) the directors, nominees and executive officers of the Company as a group beneficially owned approximately 2.75% of the outstanding Common Shares (including shares subject to stock options exercisable by them within 60 days).

(2)

Included are (a) Common Shares beneficially owned outright; (b) restricted Common Shares; (c) Common Shares held in the Company’s 401(k) plan; and Common Shares held through a trust. Except as otherwise provided in the following footnotes, all listed Beneficial Owners have sole voting power and sole investment power as to the Common Shares listed in this column.

(3)

With respect to the Common Shares listed in the first column, the following Beneficial Owners have shared voting power and shared investment power: Mr. Rosebrough as to 7,460 Common Shares; Mr. Moss as to 13,822 Common Shares; Mr. Chapman as to 13,469 Common Shares; and Dr. Kosecoff as to 9,063 Common Shares.

(4)

Based on disclosures in Mr. Breeden’s prior SEC filings, Mr. Breeden has disclaimed beneficial ownership of these shares which shares are held by investment funds managed by Breeden Capital Management LLC, a registered investment adviser of which Mr. Breeden is the managing member.

	Total Number of Shares Beneficially Owned by and CRSUs of Non-Employee Directors as of April 30, 2014
Name of Beneficial Owner	Total Stock-Based Ownership (1)	CRSUs	Total Stock Based Ownership Including CRSUs
Richard C. Breeden	118,019	3,016	121,035
Cynthia L. Feldmann	15,962	3,073	19,035
Jacqueline B. Kosecoff	72,970	1,536	74,506
David B. Lewis	16,156	3,073	19,229
Kevin M. McMullen	56,584	—	56,584
Mohsen M. Sohi	46,069	—	46,069
John P. Wareham	90,964	2,219	93,183
Loyal W. Wilson	66,957	4,553	71,510
Michael B. Wood	67,367	—	67,367

(1)	All numbers are from column (3) of the first table above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on Company records and information, including a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, the Company believes that all filing requirements applicable to directors, executive officers, and greater than 10% shareholders under Section 16(a) of the Securities Exchange Act of 1934 for the fiscal year ended March 31, 2014 were complied with on a timely basis.

SHAREHOLDER NOMINATIONS OF DIRECTORS AND NOMINEE CRITERIA

The Nominating and Governance Committee will consider shareholder recommendations for candidates to be nominees for election to the Board of Directors if such recommendations are in writing and set forth the information listed below. Such recommendations must be submitted to STERIS Corporation, 5960 Heisley Road, Mentor, Ohio 44060-1834, Attention: Secretary, and must be received at our executive offices not less than 60 and not more than 90 days prior to the Annual Meeting of Shareholders. All shareholder recommendations for director nominee candidates must set forth the following information:

1.

The name and address of the shareholder recommending the proposed director nominee for consideration as that information appears on our records, the telephone number where the shareholder can be reached during normal business hours, the number of shares owned by the shareholder, and the length of time the shares have been owned by the shareholder. If the person recommending the proposed director nominee is not a shareholder of record or if the shares are owned by an entity, reasonable evidence of the person’s beneficial ownership of the shares or the person’s authority to act on behalf of the entity;

2.

Complete information as to the identity and qualifications of the proposed director nominee, including the full legal name, age, business and residence addresses and telephone numbers, and other contact information, the number of shares owned by the proposed director nominee, and the principal occupation and employment of the proposed director nominee, including his or her occupation for at least the past five years, with a reasonably detailed description of the background, education, professional affiliations, and business and other relevant experience (including directorships, employments, and civic activities) and qualifications of the proposed director nominee;

3.	The reasons why, in the opinion of the recommending shareholder, the proposed director nominee is qualified and suited to be a director of STERIS;

4.	The disclosure of any relationship of the proposed director nominee with STERIS or any of our subsidiaries or affiliates, whether direct or indirect;

5.

A description of all relationships, arrangements, and understandings between the proposing shareholder and the proposed director nominee and any other person(s) (naming such person(s)) pursuant to which the proposed director nominee is being proposed or would serve as a director, if elected; and

6.

A written acknowledgement by the proposed director nominee that he or she has consented to being considered as a nominee, has consented to an investigation into his or her background, education, experience, and other qualifications if the Nominating and Governance Committee desires to do so, has consented to be named in our proxy statement, if so determined, and has consented to serve as a director of STERIS, if elected.

There are no specific, defined, qualifications or specific qualities or skills that are necessary for director candidates to possess. In evaluating proposed director nominees, the Nominating and Governance Committee will consider such factors as it deems appropriate, consistent with the Board’s Governance Guidelines, and other factors identified from time to time by the Board of Directors. The Nominating and Governance Committee will consider the entirety of each proposed director nominee’s credentials. As a general matter, the Committee will consider factors such as personal and professional ethics, integrity, commitment, judgment, independence, possible conflicts of interest, experience, diversity of background, availability, comparison of the approach of incumbent members of the Board of Directors, and ability to represent the interests of all shareholders, not just those of a particular philosophy or constituency.

The Nominating and Governance Committee will consider all information provided that it deems is relevant to a proposed director nominee’s nomination as a director of the Company. Following such consideration, the

Committee may seek additional information regarding, and may request an interview with, any proposed director nominee whom it wishes to continue considering. Based upon all information available to it and any interviews it may have conducted, the Committee will meet to determine whether to recommend the proposed director nominee to the Board of Directors. The Committee will consider proposed director nominees recommended by shareholders on the same basis as proposed director nominees from other sources, subject to the procedures described herein and in the Company’s Amended and Restated Code of Regulations, as amended from time to time.

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating director nominees. Candidates may be recommended by current members of the Board of Directors, third-party search firms or shareholders. The Nominating and Governance Committee generally does not consider recommendations for director nominees submitted by other constituencies. In order to preserve its impartiality, the Nominating and Governance Committee will not consider any recommendations from shareholders that are not submitted in accordance with the procedures set forth above.

SHAREHOLDER PROPOSALS

In response to matters submitted by shareholders for consideration at special or annual meetings of shareholders, the Nominating and Governance Committee shall designate one or more members of management to review properly submitted proposals and to obtain all necessary information to allow management designees to present the shareholder proposal to the Nominating and Governance Committee for further consideration. Upon submission of a shareholder proposal to the Nominating and Governance Committee, the Committee will evaluate and make recommendations, as appropriate, to the Board of Directors, with respect to the proposal. This evaluation by the Nominating and Governance Committee may include, without limitation, consideration of (a) the appropriateness of the proposal, (b) applicable requirements of our Articles of Incorporation and Amended and Restated Code of Regulations, as amended from time to time, (c) legal requirements, including requirements under applicable federal and state law, (d) whether the shareholder proposal previously has been submitted to shareholders for a vote, and if so, the vote received for and against the proposal, (e) the best interests of all shareholders, (f) the impact that implementation of the proposal would have on the overall operations of the business, (g) whether the proposal would result in appropriately accomplishing the goals and objectives described in the proposal, and (h) any other considerations that the Nominating and Governance Committee may deem appropriate. The process of evaluation may include communication directly with the shareholder proponent by the Nominating and Governance Committee or the management designees, as the Nominating and Governance Committee may deem appropriate.

The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for the 2015 Annual Meeting of Shareholders is expected to be February 12, 2015. However, if the date of the 2015 Annual Meeting is changed by more than 30 calendar days from the date on which this year’s meeting is held, a proposal must be received by the Company a reasonable time before the proxy solicitation in connection with the meeting is made.

Additionally, a shareholder may submit a proposal for consideration at the 2015 Annual Meeting of Shareholders, but not for inclusion in the proxy statement, if that proposal is submitted not less than 120 calendar days in advance of the anniversary of the previous year’s annual meeting, which deadline will be April 1, 2015. The Company’s proxy statement for the 2015 Annual Meeting of Shareholders will give discretionary authority to proxy holders to vote with respect to properly submitted proposals not included in such Proxy Statement. For a proposal to be properly requested by a shareholder to be brought before the 2015 Annual Meeting of Shareholders, the shareholder must comply with all of the requirements in STERIS’s Amended and Restated Code of Regulations and as further amended from time to time, as well as the timeliness requirements described above.

MISCELLANEOUS MATTERS

There are no miscellaneous matters.

For information on how to obtain directions to be able to attend the 2014 Annual Meeting and vote in person, please contact our Investor Relations department at http://www.steris.com/about/ir/index.cfm.

ANNUAL REPORT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held on July 30, 2014

This Proxy Statement and our Annual Report to Shareholders of the Company for the fiscal year ended March 31, 2014, which includes financial statements of the Company for the fiscal year then ended, are available free of charge at www.proxyvote.com.

By Order of the Board of Directors,

J. ADAM ZANGERLE

Secretary

June 9, 2014

APPENDIX A

STERIS CORPORATION

2006 LONG-TERM EQUITY INCENTIVE PLAN

(As Amended and Restated Effective March 13, 2014)

1. Purpose. The purpose of this 2006 Long-Term Incentive Plan is to attract and retain directors, officers and other employees of STERIS Corporation, an Ohio corporation, and its Subsidiaries and to provide to such persons incentives and rewards for performance. This Plan, as amended and restated effective March 13, 2014, shall apply to all awards heretofore or hereafter granted hereunder or pursuant hereto, except as otherwise expressly provided herein.

2. Definitions. As used in this Plan,

(a)

“Acquisition Price” means such amount, if any, as may be specified by the Board in the Evidence of Award with respect to Restricted Stock as the consideration to be paid by the Participant for such Restricted Stock, subject to adjustment pursuant to the provisions hereof.

(b)	“Appreciation Right” means a right granted pursuant to Section 5 or Section 9 of this Plan, and will include both Free-Standing Appreciation Rights and Tandem Appreciation Rights.

(c)

“Appreciation Right Expiration Date” means the date selected by the Board after which, except as provided in Section 11(d) in the case of the death of the Participant to whom the Appreciation Right was granted, the Appreciation Right may not be exercised.

(d)	“Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right or a Tandem Appreciation Right.

(e)

“Board” means the Board of Directors of the Company and, to the extent of any delegation by the Board of Directors to the Compensation and Corporate Governance Committee of the Board of Directors or any other Committee of the Board of Directors (or subcommittee thereof) pursuant to Section 12 of this Plan or pursuant to the charter of any such Committee or otherwise, such Committee (or subcommittee).

(f)	“Cause” has the meaning specified in Section 2(n)(iv) hereof.

(g)	“Chief Executive Officer” means the Chief Executive Officer of the Company.

(h)	“Change in Control” has the meaning set forth in Section 14 of this Plan.

(i)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(j)

“Common Shares” means the shares of common stock, without par value, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 13 of this Plan.

(k)	“Company” means STERIS Corporation, an Ohio corporation and its successors.

(l)	“Covered Employee” means a Participant who is, or is determined by the Board to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision).

(m)

“Date of Grant” means the date specified by the Board or, in the case of awards permitted to be granted hereunder by the Chief Executive Officer or his delegatee or delegatees, by the Chief Executive Officer or such delegatee or delegatees, on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units or other awards contemplated by Section 10 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 10 of this Plan will become effective (which date will not be earlier than the date on which the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, takes action with respect thereto).

(n)

“Detrimental Activity” means, in the case of any Participant who is a Non-Employee Director or former Non-Employee Director, such activity, if any, as may be specified as a “Detrimental Activity” in any applicable Evidence of Award of such Participant and, in the case of any Participant who is an Employee or former Employee, any of the following activities:

(i)

Without the prior written consent of the Company, performing, either directly or indirectly, any advisory or consulting services for, operating or investing in (other than not more than one percent of the stock in a publicly-held corporation that is traded on a recognized securities exchange or over-the-counter), being employed by or an independent contractor of, or being a director, partner, or officer of, or otherwise becoming associated with in any capacity, any person, firm, corporation, partnership, proprietorship, or other entity that develops, manufactures, assembles, sells, distributes, or performs products, systems, or services in competition with any products, systems, or services developed, manufactured, assembled, sold, distributed, or performed by the Company or a Subsidiary.

(ii)

Without the prior written consent of the Company, directly or indirectly, inducing or attempting to induce any employee, agent or other representative or associate of the Company or a Subsidiary to terminate his, her or its relationship with the Company or a Subsidiary or interfering with the relationship between the Company or a Subsidiary and any of its employees, agents, representatives, suppliers, customers, or distributors.

(iii)

Disclosing to anyone outside the Company or a Subsidiary, or using in other than the Company’s or a Subsidiary’s business, without prior written authorization from the Company, any confidential data, marketing strategies (including customer lists), invention records, trade secrets, and other confidential information of the Company or a Subsidiary, including, without limitation, information regarding customers, finances, or personnel, or concerning the products, systems, and services researched, developed, manufactured, assembled, sold, distributed, or performed by the Company or otherwise concerning the business or affairs of the Company or a Subsidiary, acquired by the Participant during his or her employment with the Company or its Subsidiaries or while acting as a consultant for the Company or its Subsidiaries.

(iv)	An activity that results in a termination for Cause. Termination for “Cause” means a termination:

(A)	due to the Participant’s willful and continuous gross neglect of his or her duties for which he or she is employed,

(B)

due to an act of dishonesty on the part of the Participant resulting or intended to result, directly or indirectly, in his or her material personal gain or enrichment at the expense of the Company or a Subsidiary,

(C)	due to an act of theft in connection with the Participant’s employment with the Company or a Subsidiary,

(D)	due to any unauthorized disclosure of confidential information belonging to the Company or a Subsidiary, including but not limited to any disclosure in violation of Section 2(l)(iii) hereof, or

(E)	due to any material violation of any provisions of any Company policy or of any agreement with Company or any Subsidiary.

(v)	Such other activity as may be specified as constituting, or defined to be, “Detrimental Activity” in the applicable Evidence of Award.

(vi)

Any other conduct or act determined to be injurious, detrimental or prejudicial to any business, strategy, personnel, reputation or other significant interest of the Company or any Subsidiary unless the Participant acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company.

(o)	“Director” means a member of the Board of Directors of the Company.

(p)	“Effective Date” means July 26, 2006, the date this Plan initially became effective.

(q)	“Employee” means any individual employed by the Company or any Subsidiary.

(r)

“Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence that sets forth the terms and conditions of the award granted and that is approved by the Board or, in the case of awards permitted to be granted hereunder by the Chief Executive Officer or his delegatee or delegatees, if applicable, approved by such person. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant.

(s)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(t)	“Extended Exercise Period” has the meaning specified in Section 11(b)(i)(A).

(u)	“Free-Standing Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is not granted in tandem with an Option Right.

(v)	“Good Standing” has the meaning specified in Section 11(b)(ii).

(w)	“Incentive Stock Options” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

(x)

“Incumbent Directors” means the individuals who, as of the date hereof, are Directors of the Company and any individual becoming a Director subsequent to the date hereof whose election, nomination for election by the Company’s shareholders, or appointment, was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

(y)

“Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board or, in the case of awards permitted to be granted hereunder by the Chief Executive Officer or his delegatee or delegatees, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend equivalents and other awards pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, segment, business unit, team, division, department, region or function within the Company or Subsidiary for which the Participant provides service. The Management Objectives may be made relative to the performance of other companies, businesses or industries in respect of which the Participant provides service. The Management Objectives applicable to any award to a Covered Employee that is designated by the Board as intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code will be based on specified levels of or growth in one or more of the following criteria:

(i)	Cash flow (including free cash flow)

(ii)	Cost of capital

(iii)	Cost reduction

(iv)	Customer service

(v)	Debt reduction or leverage ratio

(vi)	Earnings and earnings growth (including earnings per share and earnings before interest and taxes (“EBIT”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”))

(vii)	Economic value added

(viii)	Total shareholder return and improvement of shareholder return

(ix)	Inventory management

(x)	Margins, including, but not limited to, gross margin, EBIT, EBITDA and net income

(xi)	Market share

(xii)	Market value added

(xiii)	Net income

(xiv)	Productivity improvement

(xv)	Profit after taxes

(xvi)	Project execution

(xvii)	Quality

(xviii)	Recruitment and development of associates

(xix)	Reduction of fixed costs

(xx)	Return on assets

(xxi)	Return on equity

(xxii)	Return on invested capital

(xxiii)	Return on total capital

(xxiv)	Revenue and revenue growth

(xxv)	Sales and sales growth

(xxvi)	Successful start-up of new facility

(xxvii)	Successful acquisition, divestiture or other special project

(xxviii)	Unit volume

(xxix)	Working capital, including, but not limited to, inventory turns and days sales outstanding

If the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may in its, his, her or their discretion modify such Management Objectives or the related levels of achievement, in whole or in part, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, deems appropriate and equitable, except in the case of an award to a Covered Employee that is designated by the Board as intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, neither the Management Objectives nor the level or levels of achievement with respect to such award shall be modified.

(z)

“Market Value per Share” means, as of any particular date, the closing sales price per share of the Common Shares as reported on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Shares are listed. If there is no regular trading market for such Common Shares, the Market Value per Share shall be determined by the Board or, in the case of awards permitted to be made by the Chief Executive Officer or his delegatee or delegatees, by the Chief Executive Officer or such delegatee or delegatees.

(aa)	“Non-Employee Director” means a person who is a “non-employee director” of the Company within the meaning of Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act.

(bb)	“Nonqualified Stock Options” means Option Rights intended by the Board not to qualify as “incentive stock options” under Section 422 of the Code.

(cc)	“Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(dd)

“Option Expiration Date” means the date selected by the Board or, in the case of awards permitted to be made by the Chief Executive Officer or his delegatee or delegatees, by the Chief Executive Officer or his delegatee or delegatees, after which, except as provided in Section 11(d) in the case of the death of the Participant to whom the Option Right was granted, the Option Right may not be exercised.

(ee)

“Option Price” means the purchase price payable on exercise of an Option Right, which Option Price shall be specified in the Evidence of Award in respect of the relevant Option Right, subject to adjustment pursuant to the provisions hereof.

(ff)	“Option Right” means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

(gg)

“Participant” means a person who is selected or designated to receive benefits under this Plan pursuant to the provisions hereof and who is at the time an officer or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and also includes each Non- Employee Director who receives Common Shares or an award of Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units or other awards under this Plan.

(hh)

“Participant’s Representative” means (i) in the case of a deceased Participant, the Participant’s executor or administrator or, if the deceased Participant’s estate is exempt from or not otherwise subject to administration, the person or persons to whom the Participant’s rights under any Option Rights have been transferred by will or the laws of descent and distribution, and (ii) in the case of a disabled or incapacitated Participant, the Participant’s attorney-in-fact or legal guardian.

(ii)

“Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

(jj)	“Performance Share” means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

(kk)

“Performance Unit” means a bookkeeping entry that records a unit equivalent to $1.00 or such other value as is determined by the Board or the Chief Executive Officer or his delegate or delegatees awarded pursuant to Section 8 of this Plan.

(ll)	“Plan” means this STERIS Corporation Long-Term Incentive Plan, as may be amended from time to time.

(mm)	“Qualifying Retirement” has the meaning specified in Section 11(b)(iii) of this Plan.

(nn)	“Qualifying Retirement Eligible” means that a Participant has attained age 55 and has been in the service of the Company and/or a Subsidiary for at least five consecutive years.

(oo)

“Restricted Stock” means Common Shares granted or sold pursuant to Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(pp)	“Restricted Stock Unit” means an award of the right to receive Common Shares or cash at the end of a specified period made pursuant to Section 7 or Section 9 of this Plan.

(qq)	“Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 or Section 9 of this Plan.

(rr)

“Service Termination Date” means (i) with respect to an Employee, the first date on which, as of the end of the day, the Employee is no longer employed by the Company or any Subsidiary and (ii) with respect to a Director who is a Non-Employee Director, the first date on which, as of the end of the day, the Non-Employee Director ceases to serve as a Director. References in the Plan to a Participant’s “service” shall be deemed to be, with respect to an Employee, to the Employee’s employment with the Company or a Subsidiary, and with respect to a Director who is a Non-Employee Director, to the Director’s service on the Board.

(ss)

“Spread” means the excess of the Market Value per Share on the date when an Option Right or Appreciation Right is exercised over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

(tt)

“Subsidiary” means a corporation, company or other entity (i) at least 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but at least 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, at least 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

(uu)	“Tandem Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is granted in tandem with an Option Right.

(vv)	“Voting Stock” means securities entitled to vote generally in the election of directors.

3. Shares Available Under the Plan.

(a)	Maximum Shares Available Under Plan.

(i)

Subject to adjustment as provided in Section 13 of this Plan, the number of Common Shares that may be issued or transferred on or after the Effective Date (A) upon the exercise of Option Rights or Appreciation Rights, (B) in payment of Restricted Stock and released from substantial risks of forfeiture thereof, (C) as Restricted Stock Units, (D) in payment of Performance Shares or Performance Units that have been earned, (E) as awards contemplated by Section 10 of this Plan, or (F) in payment of dividend equivalents paid with respect to awards made under the Plan will not exceed in the aggregate Eight Million Two Hundred Thousand (8,200,000) Common Shares. In addition to the Common Shares authorized by the preceding sentence, to the extent any award under the Plan otherwise terminates without the issuance of some or all of the Common Shares underlying the award to a participant or if any option under the Plan terminates without having been exercised in full, the Common Shares underlying such award, to the extent of any such forfeiture or termination, shall be available for future grant under the Plan and credited toward the Plan limit. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii)

The total number of shares available under the Plan as of a given date shall not be reduced by any shares relating to prior awards that have expired or have been forfeited or cancelled. Notwithstanding anything to the contrary contained herein: (A) the number of Common Shares tendered or otherwise used in payment of the Option Price of a Option Right shall nonetheless reduce the aggregate plan limit described above; (B) the number of Common Shares withheld by the Company to satisfy the tax withholding obligation shall reduce the aggregate plan limit described above; and (C) the number of Common Shares covered by an Appreciation Right, to the extent that it is exercised and settled in Common Shares, and whether or not shares are actually issued to the participant upon exercise of the right, shall be considered issued or transferred pursuant to the Plan. In the event that the Company repurchases shares with Option Right proceeds, those shares will not be added to the aggregate plan limit described above.

(b)

Limits. Notwithstanding anything elsewhere in this Plan to the contrary, but subject as well to the other limitations contained in this Section 3 and subject to adjustment as provided in Section 13 of this Plan:

(i)

The aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options (after taking into account forfeitures and cancellations) shall not exceed Two Million (2,000,000) Common Shares.

(ii)	No Participant will be granted Option Rights or Appreciation Rights, in the aggregate, for more than One Million (1,000,000) Common Shares during any calendar year.

(iii)

No Participant will be granted Restricted Stock or Restricted Stock Units that specify Management Objectives, Performance Shares, Performance Units or other awards under Section 10 of this Plan that specify Management Objectives, in the aggregate, for more than Five Hundred Thousand (500,000) Common Shares (or, in the case of Performance Units, the cash equivalent thereof based on the Market Value per Share as of the Date of Grant) during any calendar year.

4. Option Rights. The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant will be subject to all of the requirements contained in, and may contain such provisions as are authorized by, the following provisions:

(a)	Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b)	Each grant will specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

(c)

Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee having a value at the time of exercise equal to the total Option Price, (iii) by a combination of such methods of payment, or (iv) by such other methods as may be approved by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable.

(d)

To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(e)	Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f)

Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable. A grant of Option Rights may provide for the earlier exercise of such Option Rights in the event of the retirement, death or disability of a Participant. Unless otherwise provided in the relevant Evidence of Award, each grant of Option Rights (i) with a Date of Grant prior to March 13, 2014 shall become immediately exercisable upon a Change in Control, and (ii) with a Date of Grant on or after March 13, 2014 shall be subject to Section 24 hereof.

(g)	Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h)

Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(i)	The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan that was granted therewith.

(j)	Except as otherwise provided herein or in an Evidence of Award, no Option Right will be exercisable more than 10 years from the Date of Grant.

(k)

Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award shall be subject to this Plan and shall contain such terms and provisions, consistent with this Plan, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may approve.

5. Appreciation Rights.

(a)

The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may also authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

(b)	Each grant of Appreciation Rights will be subject to all of the requirements contained in, and may contain such provisions as are authorized by, the following provisions:

(i)

Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, the right to elect among those alternatives.

(ii)	Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

(iii)	Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv)

Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, the retirement, death or disability of a Participant. Unless otherwise provided in the relevant Evidence of Award, each grant of Appreciation Rights (i) with a Date of Grant prior to March 13, 2014 shall become immediately exercisable upon a Change in Control, and (ii) with a Date of Grant on or after March 13, 2014 shall be subject to Section 24 hereof.

(v)	Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(vi)

Each grant of Appreciation Rights will be evidenced by an Evidence of Award, which Evidence of Award will describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may approve.

(c)

Any grant of Tandem Appreciation Rights will provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation. Successive grants of Tandem Appreciation Rights may be made to the same Participant regardless of whether any Tandem Appreciation Rights previously granted to the Participant remain unexercised.

(d)	Regarding Free-Standing Appreciation Rights only:

(i)	Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which may not be less than the Market Value per Share on the Date of Grant;

(ii)	Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

(iii)	Except as otherwise provided herein or in an Evidence of Award, no Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6. Restricted Stock. The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may also authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale will be subject to all of the requirements contained in, and may contain such provisions as are authorized by, the following provisions and the other provisions of the Plan:

(a)

Each such grant or sale will constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b)	Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c)

Each such grant or sale will provide that the Restricted Stock covered by such grant or sale that vests upon the passage of time will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, at the Date of Grant and may provide for the earlier lapse of such substantial risk of forfeiture as provided in Section 6(e) below or in the event of the retirement, death or disability of a Participant or as otherwise provided herein. Unless otherwise provided in the relevant Evidence of Award, all substantial risks of forfeiture or restrictions on transfer applicable to any grant or sale of Restricted Stock (i) with a Date of Grant prior to March 13, 2014 shall lapse and terminate upon a Change in Control, and (ii) with a Date of Grant on or after March 13, 2014 shall be subject to Section 24 hereof.

(d)

Each such grant or sale will provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(e)

Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock on which restrictions will terminate if performance is below, at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(f)

Any such grant or sale of Restricted Stock may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional shares of Restricted Stock, which may be subject to the same restrictions as the underlying award.

(g)

Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may approve. Unless otherwise directed by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, all certificates representing shares of Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

7. Restricted Stock Units. The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may also authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale will be subject to all of the requirements contained in, and may contain such provisions as are authorized by, the following provisions and the other provisions of the Plan:

(a)

Each such grant or sale will constitute the agreement by the Company to deliver Common Shares or cash to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may specify. Each grant that specifies Management Objectives may further specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock Units on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. In addition, any grant of such Restricted Stock Units will further specify that, before the termination or early termination of restrictions applicable to such Restricted Stock Units, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, must determine that the Management Objectives have been satisfied.

(b)	Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c)

If the Restriction Period lapses only by the passage of time, each such grant or sale will be subject to a Restriction Period, as determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, at the Date of Grant, and may provide for the earlier lapse or other modification of such Restriction Period in the event of the retirement, death or disability of a Participant or as otherwise provided herein. Unless otherwise provided on the relevant Evidence of Award, the Restriction Period applicable to any grant of Restricted Stock Units (i) with a Date of Grant prior to March 13, 2014 shall lapse and terminate upon a Change in Control, and (ii) with a Date of Grant on or after March 13, 2014 shall be subject to Section 24 hereof.

(d)

During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Restricted Stock Units and will have no right to vote them, but the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may at the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

(e)

Each grant or sale will specify the time and manner of payment of the Restricted Stock Units that have been earned. Any grant or sale may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, the right to elect among those alternatives.

(f)

Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may approve.

8. Performance Shares and Performance Units. The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives during the Performance Period. Each such grant will be subject to all of the requirements contained in, and may contain such provisions as are authorized by, the following provisions:

(a)

Each grant will specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of an award to a Covered Employee that is designated by the Board as intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(b)

The Performance Period with respect to each Performance Share or Performance Unit will be such period of time as will be determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, at the time of grant, which may be subject to earlier lapse or other modification in the event of the retirement, death or disability of a Participant. Unless otherwise provided in the relevant Evidence of Award, the Performance Period applicable to any grant of Performance Shares or Performance Units shall lapse and terminate, and the Management Objectives applicable thereto shall be treated as having been achieved, upon a Change in Control.

(c)

Any grant of Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a level or levels of achievement and will set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level or levels, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units will specify that, before the Performance Shares or Performance Units will be earned and paid, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, must determine that the Management Objectives have been satisfied.

(d)

Each grant will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, the right to elect among those alternatives.

(e)

Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, at the Date of Grant.

(f)

The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may at the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on a deferred or contingent basis, either in cash or in additional Common Shares; provided, however, no dividend equivalents will be payable in respect of Performance Shares prior to such time, if any, as the Performance Shares are earned or become payable.

(g)

Each grant of Performance Shares or Performance Units will be evidenced by an Evidence of Award and will contain such other terms and provisions, consistent with this Plan, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may approve.

9. Awards to Non-Employee Directors. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Option Rights, Appreciation Rights or other awards contemplated by Section 10 of this Plan and may also authorize the grant or sale of Common Shares, Restricted Stock or Restricted Stock Units to Non-Employee Directors. Each grant of an award to a Non-Employee Director will be upon such terms and conditions as approved by the Board and will be evidenced by an Evidence of Award in such form as will be approved by the Board. Each grant will specify in the case of an Option Right an Option Price per share, and in the case of a Free-Standing Appreciation Right, a Base Price per share, which will not be less than the Market Value per Share on the Date of Grant. Except as otherwise provided herein or in the applicable Evidence of Award, each Option Right and Free-Standing Appreciation Right granted under the Plan to a Non-Employee Director will expire not more than 10 years from the Date of Grant and will be subject to earlier termination as hereinafter provided. If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any award held under this Plan by such individual at the time of such commencement of employment will not be affected thereby. Non-Employee Directors, pursuant to this Section 9, may be awarded, or may be permitted to elect to receive, pursuant to procedures established by the Board, all or any portion of their annual retainer, meeting fees, chairman and committee chair fees or other fees in grants of awards pursuant to the preceding provisions or in Common Shares in lieu of cash.

10. Other Awards.

(a)

The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may, subject to limitations under applicable law, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Shares, purchase rights for Common Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, and awards valued by reference to the book value of Common Shares or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, shall determine the terms and conditions of such awards. Common Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, Common Shares, other awards, notes or other property, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, shall determine.

(b)	Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 10 of this Plan.

(c)

The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may grant Common Shares as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable.

11. Termination of Service. After a Participant’s Service Termination Date, unless otherwise provided in the relevant Evidence of Award, the rules set forth in this Section 11 shall apply. All factual determinations with respect to the termination of a Participant’s service that may be relevant under this Section 11 shall be made by the Board in its sole discretion or by such other person as may be authorized to make such determination pursuant to the provisions hereof, or by the person or persons to whom such authority has been delegated pursuant to the provisions hereof, in his, her or their sole discretion.

(a)

Termination Other Than Upon Qualifying Retirement, Death or Disability or for Cause. Upon any termination of a Participant’s service for any reason other than the Participant’s Qualifying Retirement, Disability, or death or, in the case of Participants who are Employees, other than for Cause:

(i)

Unless otherwise provided in the relevant Evidence of Award, the Participant shall have the right during the period ending three months after the Service Termination Date, but not later than the Option Expiration Date or Appreciation Right Expiration Date, as applicable, to exercise any Option Rights and Appreciation Rights that were outstanding on the Service Termination Date, if and to the same extent as those Option Rights and Appreciation Rights were exercisable by the Participant on the Service Termination Date;

(ii)

Unless otherwise provided in the relevant Evidence of Award, in the case of any Restricted Stock for which the Participant paid an Acquisition Price, the Participant shall offer for resale at the Acquisition Price to the Company each Common Share of Restricted Stock held by the Participant at the Service Termination Date with respect to which, as of that date, any restrictions, conditions, or contingencies have not lapsed; and

(iii)	Unless otherwise provided in the relevant Evidence of Award, the Participant shall forfeit each (A) Common Share of Restricted Stock for which the Participant did not pay an Acquisition Price,

(B) Restricted Stock Unit, (C) Performance Share, (D) Performance Unit, and/or (E) other award granted pursuant to Section 10 hereof, in each case with respect to which, as of the Participant’s Service Termination Date, any restrictions, conditions, or contingencies have not lapsed.

(b)	Qualifying Retirement. Upon a Participant’s Qualifying Retirement (as defined below):

(i)	Unless otherwise provided in the relevant Evidence of Award and so long as the Participant remains in “Good Standing” (as defined below):

(A)

The Participant will be entitled to exercise vested Option Rights and Appreciation Rights granted under the relevant Evidence of Award from time to time on any date during the period (the “Extended Exercise Period”) that begins on the date of retirement and ends on the first to occur of (x) the expiration date of the relevant award, and (y) the fifth anniversary of the date of retirement;

(B)

If, at any time during the Extended Exercise Period, the Participant fails to remain in Good Standing, any Option Rights and Appreciation Rights granted under the relevant Evidence of Award that are then outstanding and held by the Participant shall be forfeited and of no force or effect; and

(C)

If the Participant dies during the Extended Exercise Period and while in Good Standing, vested Option Rights and Appreciation Rights granted under the Evidence of Award will thereafter be exercisable, to the extent exercisable by the Participant on the date of his death, at the same times (for so long and only so long after the Participant’s death) as if the Participant had continued in the service of the Company through the date of the Participant’s death.

(ii)

For the purposes of this Plan, a Participant will cease to remain in “Good Standing” during his or her Extended Exercise Period if he or she engages or has engaged in any Detrimental Activity or commits or has committed a material violation of any applicable provision of any Company policy or of any Evidence of Award or other agreement with the Company or a Subsidiary or if, at any time during the Extended Exercise Period, he or she otherwise acts in a manner detrimental to the interests of the Company or any of its Subsidiaries, including but not limited to, in the case of a Participant who is a Non-Employee Director, directly or indirectly materially competing with the Company or any of its Subsidiaries.

(iii)

For the purposes of this Plan, “Qualifying Retirement” means that a Participant terminates service with the Company and/or a Subsidiary (A) with the consent of or under guidelines approved by the Board, or the Chief Executive Officer or his delegatee or delegatees, if applicable pursuant to Section 12(d) of this Plan, without having engaged in any Detrimental Activity, (B) before the expiration date of the relevant award, (C) after having attained age 55, and (D) after having been in the service of the Company for at least five consecutive years. Unless otherwise determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, the Participant will be deemed to have “been in the service of the Company for at least five consecutive years” only if the Participant was in the active service of the Company and/or one or more Subsidiaries, on a full-time basis in the case of a Participant who is an Employee, throughout the five year period ending on the Service Termination Date.

(iv)

The provisions of this Section 11(b) shall apply only to Plan awards with a Date of Grant on or after July 28, 2011. Plan awards with a Date of Grant prior to such date shall be governed by the provisions of Section 11(b) of the Plan as in effect prior to such date, as modified by an applicable Evidence of Award.

(c)	Termination Due to Disability. Upon any termination of a Participant’s service due to Disability:

(i)

Unless otherwise provided in the relevant Evidence of Award, the Participant, or the Participant’s Representative, shall have the right (1) to exercise, from time to time during the period ending one year after the Service Termination Date, but not later than the Option Expiration Date or Appreciation Right Expiration Date, as applicable, any Nonqualified Stock Options and Appreciation Rights that were outstanding on the Service Termination Date, if and to the same extent those Option Rights and Appreciation Rights were exercisable by the Participant on the Service Termination Date, and (2) to exercise, from time to time during the period ending one year after the Service Termination Date, but not later than the Option Expiration Date, any Incentive Stock Options that were outstanding on the Service Termination Date, if and to the same extent as those Option Rights were exercisable by the Participant on the Service Termination Date (even though exercise of the Incentive Stock Option more than three months after the Service Termination Date may cause the Option Right to fail to qualify for Incentive Stock Option treatment under the Code);

(ii)

Unless otherwise provided in the relevant Evidence of Award, in the case of any Restricted Stock for which the Participant paid an Acquisition Price, the Participant, or the Participant’s Representative, shall offer for resale at the Acquisition Price to the Company each Common Share of Restricted Stock held by the Participant at the Service Termination Date with respect to which, as of that date, any restrictions, conditions, or contingencies have not lapsed; and

(iii)

Unless otherwise provided in the relevant Evidence of Award, the Participant shall forfeit each (A) Common Share of Restricted Stock for which the participant did not pay an Acquisition Price, (B) Restricted Stock Unit, (C) Performance Share, (D) Performance Unit, and/or (E) other award granted pursuant to Section 10 hereof, in each case with respect to which, as of the Participant’s Service Termination Date, any restrictions, conditions, or contingencies have not lapsed.

(d)	Death of an Employee. Upon the death of a Participant while in the service of the Company or any Subsidiary or within any of the periods referred to in any of Sections 11(a), 11(b), or 11(c):

(i)

Unless otherwise provided in the relevant Evidence of Award (in which a different period of extension of the Option Expiration Date or Appreciation Right Expiration Date, as applicable, in the event of the death of the Participant may be specified), if the Option Expiration Date or Appreciation Right Expiration Date, as applicable, of any Nonqualified Stock Option or Appreciation Right that had not expired before the Participant’s death would otherwise expire before the first anniversary of the Participant’s death, that Option Expiration Date or Appreciation Right Expiration Date, as applicable, shall automatically be extended to the first anniversary of the Participant’s death;

(ii)

Unless otherwise provided in the relevant Evidence of Award, any Option Rights and Appreciation Rights that are outstanding on the date of the Participant’s death shall become immediately exercisable in full and the Participant’s Representative shall have the right to exercise any or all of those Option Rights and Appreciation Rights in accordance with Section 4(f) (as to any Option Rights) or Section 5(b) (as to any Appreciation Rights), from time to time during the period ending on the first anniversary of the Participant’s death.

(iii)

Unless otherwise provided in the relevant Evidence of Award, the restrictions, conditions, or contingencies on any (A) Restricted Stock, (B) Restricted Stock Units, (C) Performance Shares, (D) Performance Units, and/or (E) any other award granted pursuant to Section 10 hereof held by the Participant at the date of death shall be modified in such manner as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may specify to give the Participant’s Representative the benefit of those awards through that date.

(e)	Termination for Cause. Upon any termination of service for Cause of a Participant who is an Employee, and unless otherwise provided in the relevant Evidence of Award:

(i)	All of the Participant’s rights with respect to unexercised Option Rights and Appreciation Rights shall expire immediately before the Service Termination Date;

(ii)

In the case of any Restricted Stock for which the Participant paid an Acquisition Price, the Participant shall offer for resale at the Acquisition Price to the Company all Restricted Stock held by the Participant at the Service Termination Date with respect to which, as of that date, any restrictions, conditions, or contingencies have not lapsed; and

(iii)

The Participant shall forfeit all (A) Common Shares of Restricted Stock for which the Participant did not pay an Acquisition Price, (B) Restricted Stock Units, (C) Performance Shares, (D) Performance Units and (E) any other awards granted pursuant to Section 10 hereof, in each case with respect to which, as of the Participant’s Service Termination Date, any restrictions, conditions, or contingencies have not lapsed.

For the avoidance of doubt, the provisions of this Section 11(e) do not apply to any Participant who was a Non-Employee Director immediately prior to his or her Service Termination Date.

12. Administration of the Plan.

(a)

Except as set forth in Section 12(d) of this Plan, this Plan will be administered by the Board of Directors of the Company, which may from time to time delegate all or any part of its authority under this Plan to the Compensation and Corporate Governance Committee of the Board of Directors of the Company or any other Committee of the Board of Directors of the Company (or a subcommittee thereof), as constituted from time to time.

(b)

The interpretation and construction by the Board, or the Chief Executive Officer or his delegatee or delegatees, if applicable, of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or other awards pursuant to Section 10 of this Plan and any determination by the Board, or the Chief Executive Officer or his delegatee or delegatees, if applicable, pursuant to any provision of this Plan or of any such agreement, notification or document, will be final and conclusive.

(c)

The Board may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Board or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board or such person may have under the Plan. The Board may, by resolution, authorize the Chief Executive Officer (or his delegatee or delegatees) to do one or both of the following on the same basis as the Board: (i) designate employees to be recipients of awards under this Plan; (ii) determine the size of any such awards; provided, however, that (A) the Board shall not so delegate such responsibilities for awards granted to an individual who is a Director or an “officer” (as defined in Rule 16a-1(f) promulgated under the Exchange Act, or in any successor to such rule) of the Company or any person subject to Section 162(m) of the Code; and (B) the resolution providing for such authorization sets forth the total number of Common Shares the Chief Executive Officer (or his delegatee or delegatees) may grant; and (iii) the Chief Executive Officer (or his delegatee or delegatees) shall report periodically to the Board regarding the nature and scope of the awards granted pursuant to the authority delegated.

(d)

Notwithstanding anything to the contrary, other than Section 12(c) hereof to which this Section 12(d) is subject, all interpretations, conclusions or determinations with respect to any provisions of this Plan or of any related agreement, notification or document, and all factual determinations, including but not limited to determinations made pursuant to Sections 11 and 15 of this Plan and determinations regarding “Cause” and “Detrimental Activity” and “Good Standing” and “Qualifying Retirement” (i) shall be made by the Board, with respect to the Chief Executive Officer, all other “officers” (as defined in Rule 16a-1(f) promulgated under the Exchange Act, or in any successor to such rule), all persons subject to Section 162(m) of the Code and all Directors; provided, however, that any Director whose specific rights under the Plan are the subject of any interpretation, conclusion or determination by the Board shall not take part in or contribute to such interpretation, conclusion or determination, and (ii) with respect to all Participants other than the individuals described in clause (i) of this sentence, shall be made by the Board or by the Chief Executive Officer or his delegatee or delegatees; provided, however, that in the event of any conflict between a determination made by the Board and a determination made by the Chief Executive Officer or his delegatee or delegatees, the determination of the Board shall control.

13. Adjustments. The Board shall make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of Common Shares covered by other awards granted pursuant to Section 10 hereof, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, and in the kind of shares covered thereby, as is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split- off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. The Board shall also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as is appropriate to reflect any transaction or event described in the preceding sentence. Any such adjustment to the number specified in Section 3(b)(i) shall be made in such manner as to not cause any option intended to qualify as an Incentive Stock Option to fail so to qualify. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Board may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right.

14. Change in Control. For purposes of this Plan, except as may be otherwise prescribed by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, in an Evidence of Award made under this Plan, a “Change in Control” shall be deemed to have occurred upon the occurrence of any of the following events:

(a)

any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the combined voting power of the then-outstanding Voting Stock of the Company; provided, however, that:

(i)

for purposes of this Section 13(a), the following acquisitions shall not constitute a Change in Control: (A) any acquisition of Voting Stock of the Company directly from the Company that is approved by a majority of the Incumbent Directors, (B) any acquisition of Voting Stock of the Company by the Company or any Subsidiary, (C) any acquisition of Voting Stock of the Company by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, and (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Transaction that complies with clauses (i), (ii) and (iii) of Section 14(c) below;

(ii)

if any Person is or becomes the beneficial owner of 25% or more of combined voting power of the then-outstanding Voting Stock of the Company as a result of a transaction described in clause (A) of Section 14(a)(i) above and such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Company representing 1% or more of the then-outstanding Voting Stock of the Company, other than in an acquisition directly from the Company that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally, such subsequent acquisition shall be treated as a Change in Control;

(iii)

a Change in Control will not be deemed to have occurred if a Person is or becomes the beneficial owner of 25% or more of the Voting Stock of the Company as a result of a reduction in the number of shares of Voting Stock of the Company outstanding pursuant to a transaction or series of transactions that is approved by a majority of the Incumbent Directors unless and until such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Company representing 1% or more of the then-outstanding Voting Stock of the Company, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally; and

(iv)

if at least a majority of the Incumbent Directors determine in good faith that a Person has acquired beneficial ownership of 25% or more of the Voting Stock of the Company inadvertently, and such Person divests as promptly as practicable but no later than the date, if any, set by the Incumbent Board a sufficient number of shares so that such Person beneficially owns less than 25% of the Voting Stock of the Company, then no Change in Control shall have occurred as a result of such Person’s acquisition; or

(b)	a majority of the Board ceases to be comprised of Incumbent Directors; or

(c)

the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the stock or assets of another corporation, or other transaction (each, a “Business Transaction”), unless, in each case, immediately following such Business Transaction (i) the Voting Stock of the Company outstanding immediately prior to such Business Transaction continues to represent (either by remaining outstanding or by being converted into Voting Stock of the surviving entity or any parent thereof), more than 50% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (ii) no Person (other than the Company, such entity resulting from such Business Transaction, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Transaction) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction, and (iii) at least a majority of the members of the Board of Directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Transaction; or

(d)

approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Transaction that complies with clauses (i), (ii) and (iii) of Section 14(c).

15. Detrimental Activity. Any Evidence of Award may provide that if a Participant, either during service with the Company or a Subsidiary or within a period of two years (or such other period as may be specified in the Evidence of Award) after termination of such service, shall engage in any Detrimental Activity, and the Board, or the Chief Executive Officer or his delegatee or delegatees, if applicable, shall so find, forthwith upon notice of such finding, the Participant shall:

(a)	Forfeit any award granted under the Plan then held by the Participant;

(b)

In the sole and complete discretion of the Company, return to the Company, in exchange for payment by the Company of any amount actually paid therefor by the Participant, all Common Shares that the Participant has not disposed of that were offered, acquired or paid out pursuant to or in connection with this Plan within a period of two years (or such longer period as may be specified in an Evidence of Award) prior to the date of the commencement of such Detrimental Activity or during or after the Detrimental Activity; and

(c)

In the sole and complete discretion of the Company, with respect to any Common Shares so acquired or paid out that the Participant has disposed of within a period of two years (or such longer period as may be specified in an Evidence of Award) prior to the date of the commencement of such Detrimental Activity or during or after such Detrimental Activity, pay to the Company in cash the difference between:

(i)	Any amount actually paid therefor by the Participant pursuant to this Plan, and

(ii)	The Market Value per Share of the Common Shares on the date the Common Shares were acquired or paid out.

(d)

To the extent that such amounts are not paid to the Company, the Company may set off the amounts so payable to it against any amounts that may be owing from time to time by the Company or a Subsidiary to the Participant, whether as wages, retainer fees, deferred compensation or vacation pay or in the form of any other benefit or for any other reason.

The remedies set forth in this Section 15 in the event that a Participant engages in a Detrimental Activity shall be in addition to any and all other remedies that the Company may have against the Participant in that event and shall not be deemed exclusive remedies. The remedies set forth in this Section 15 also do not limit the remedies that the Company may be required or permitted to exercise in respect of Participants pursuant to the provisions of Section 954 of the Wall Street Reform and Consumer Protection Act and the regulations thereunder.

16. Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

17. Transferability.

(a)

Except as otherwise determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, no Option Right, Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, award contemplated by Section 9 or 10 of this Plan, or dividend equivalents paid with respect to awards made under the Plan shall be transferable by the Participant except by will or the laws of descent and distribution and, in no event shall any such award granted under the Plan be transferred for value. Except as otherwise determined by the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

(b)

The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

18. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Common Shares, and such Participant fails to make arrangements for the payment of tax, the Company shall withhold such Common Shares having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect, with the Company’s approval, to satisfy the obligation, in whole or in part, by electing to have withheld, from the shares required to be delivered to the Participant, Common Shares having a value equal to the amount required to be withheld (except in the case of Restricted Stock where an election under Section 83(b) of the Code has been made), or by delivering to the Company other Common Shares held by such Participant. The shares used for tax withholding will be valued at an amount equal to the Market Value per Share of such Common Shares on the date the benefit is to be included in the Participant’s income. In no event shall the Market Value per Share of the Common Shares to be withheld and/or delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Common Shares acquired upon the exercise of Option Rights.

19. Compliance with Section 409A of the Code.

(a)

To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code. This Plan and any grants made hereunder shall be administrated in a manner consistent with this intent, and any provision that would cause this Plan or any grant made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect unless and until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participants). Any reference in this Plan to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)

In order to determine for purposes of Section 409A of the Code whether a Participant is in the service of a member of the Company’s controlled group of corporations under Section 414(b) of the Code (or by a member of a group of trades or businesses under common control with the Company under Section 414(c) of the Code) and, therefore, whether the Common Shares that are or have been purchased by or awarded under this Plan to the Participant are shares of “service recipient” stock within the meaning of Section 409A of the Code:

(i)

In applying Code Section 1563(a)(1), (2) and (3) for purposes of determining the Company’s controlled group under Section 414(b) of the Code, the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2) and (3), and

(ii)

In applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses under common control with the Company for purposes of Section 414(c) of the Code, the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2.

20. Amendments.

(a)

The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan (i) would materially increase the benefits accruing to participants under this Plan, (ii) would materially increase the number of securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan or (iv) must otherwise be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, then, such amendment will be subject to shareholder approval and will not be effective unless and until such approval has been obtained.

(b)

Neither the Board nor the Chief Executive Officer or his delegatee or delegatees, as applicable, will, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right or Appreciation Right to reduce the Option Price or Base Price, as applicable. Furthermore, no Option Right or Appreciation Right will be cancelled and replaced with awards having a lower Option Price or Base Price without further approval of the shareholders of the Company. This Section 20(b) is intended to prohibit the repricing of “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 13 of this Plan.

(c)

If permitted by Section 409A of the Code, in case of termination of service by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any shares of Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 10 subject to any vesting schedule or transfer restriction, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 17(b) of this Plan, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award, except in the case of an award to a Covered Employee that is designated by the Board as intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(d)

Subject to Section 20(b) hereof, the Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may amend the terms of any award theretofore granted under this Plan prospectively or retroactively, except in the case of an award to a Covered Employee that is designated by the Board as intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, no modification of the Management Objectives or the level or levels of achievement with respect to such award shall be made. Subject to Section 13 above, no such amendment shall impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

21. Governing Law. The Plan and all grants and awards and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Ohio.

22. Effect on Prior Plans. No grants will be made on or after the Effective Date under any of the following plans: (i) STERIS Corporation 2002 Stock Option Plan; (ii) STERIS Corporation 1998 Long-Term Incentive Stock Plan; (iii) STERIS Corporation 1997 Stock Option Plan; (iv) STERIS Corporation 1994 Equity Compensation Plan; and (v) STERIS Corporation 1994 Nonemployee Directors Equity Compensation Plan. Notwithstanding the foregoing, outstanding options and other awards granted under the plans described in the preceding sentence will continue unaffected following the Effective Date.

23. Certain Additional Special Rules Concerning Vesting of Awards Granted on or after July 28, 2011. Unless otherwise provided in the relevant Evidence of Award, each grant of Restricted Stock and Restricted Stock Units made on or after July 28, 2011 to any Participate who is not a Non-Employee Director shall be subject to the following provisions, subject to the provisions of Section 11 hereof:

(a)

If at the Date of Grant the Participant is Qualifying Retirement Eligible, the award shall vest and become nonforfeitable in four (4) equal annual installments, on each of the first through fourth anniversaries of the Date of Grant.

(b)

If at the Date of Grant the Participant is not Qualifying Retirement Eligible, the award shall vest and become nonforfeitable on the fourth anniversary of the Date of Grant; provided, however, that if before the award has otherwise become vested and nonforfeitable pursuant to the foregoing provision the Participant becomes Qualifying Retirement Eligible, then on the anniversary of the Date of Grant that coincides with or immediately succeeds the date the Participant becomes Qualifying Retirement Eligible and provided the Participant has remained in the service of the Company or a Subsidiary through such anniversary, the award will become vested and nonforfeitable to the same extent as it would have been on such date under paragraph (a) had the Participant been Qualifying Retirement Eligible at the Date of Grant, and if such anniversary is not the fourth anniversary of the Date of Grant, the award will thereafter continue to vest in the same manner and to the same extent as would have been the case under paragraph (a) had the Participant been Qualifying Retirement Eligible at the Date of Grant.

(c)

Notwithstanding the foregoing, if any such anniversary on which an award or portion thereof would otherwise vest is not a trading day on the New York Stock Exchange, such vesting shall be deferred until the first trading day thereafter.

(d)

Not in limitation of the other forfeiture provisions contained in the Plan or the relevant Evidence of Award, if the Participant terminates service with the Company and all Subsidiaries prior to the date on which the Participant’s award has become fully vested and nonforfeitable, and subject to the provisions of Section 11 of the Plan, those portions of the award not vested at the time of such termination shall be forfeited.

(e)

Also notwithstanding the foregoing, if on any anniversary of a Date of Grant any portion of an award that would otherwise vest on that anniversary represents a fractional share, that portion shall be aggregated with any portions of the award that represent fractional shares and would otherwise vest on succeeding anniversary dates and all portions so aggregated shall vest on the first of the aforesaid anniversary dates.

(f)

For the avoidance of doubt, the provisions of this Section 23 do not apply to any Option Rights, Appreciation Rights, Performance Shares, Performance Units or other awards granted pursuant to Section 10 hereof, do not apply to any other awards with a Date of Grant prior to July 28, 2011 and do not apply to awards to Non-Employee Directors.

24. Certain Additional Provisions Concerning Change in Control and Option Rights, Appreciation Rights, Restricted Stock and Restricted Stock Units with Dates of Grant on or after March 13, 2014. Unless otherwise provided in the applicable Evidence of Award, the following provisions shall apply to Option Rights, Appreciation Rights, Restricted Stock and Restricted Stock Units with Dates of Grant on or after March 13, 2014:

(a)

Upon a Change of Control occurring prior to such time as a Participant’s Option Right has become fully exercisable and while the Participant is an employee of the Company or a Subsidiary, to the extent the Option has not then or theretofore been forfeited, the Option Right shall become immediately exercisable in full, except to the extent that a Replacement Option Award is provided to the Participant for such Option Right effective concurrently with or prior to the Change in Control. For purposes of this Plan, a “Replacement Option Award” means an award (i) of stock options, (ii) that has a value at least equal to the value of the Option Right being replaced, (iii) that relates to publicly traded equity securities of the Employer, (iv) the tax consequences of which are not less favorable to the Participant than the tax consequences of the Option Right being replaced, (v) that becomes exercisable in full upon a termination of the Participant’s employment with the Employer (A) by the Participant for Good Reason, or (B) by the

Employer other than for Cause or any other Detrimental Activity, with the termination occurring in either case within a period of two years after the Change in Control, and (vi) the other terms and conditions of which are not less favorable to the Participant than the terms and conditions of the Option Right being replaced (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Option Award may take the form of a continuation of the Option Right being replaced if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 24(a) are satisfied will be made by the Board, as constituted immediately before the Change in Control, in its sole discretion.

(b)

Upon a Change of Control occurring prior to such time as a Participant’s Appreciation Right has become fully exercisable and while the Participant is an employee of the Company or a Subsidiary, to the extent the Appreciation Right has not then or theretofore been forfeited, the Appreciation Right shall become immediately exercisable in full, except to the extent that a Replacement Appreciation Right Award is provided to the Participant for such Appreciation Right effective concurrently with or prior to the Change in Control. For purposes of this Plan, a “Replacement Appreciation Right Award” means an award (i) of stock appreciation rights, (ii) that has a value at least equal to the value of the Appreciation Right being replaced, (iii) that relates to publicly traded equity securities of the Employer, (iv) the tax consequences of which are not less favorable to the Participant than the tax consequences of the Appreciation Right being replaced, (v) that becomes exercisable in full upon a termination of the Participant’s employment with the Employer (A) by the Participant for Good Reason, or (B) by the Employer other than for Cause or any other Detrimental Activity, with the termination occurring in either case within a period of two years after the Change in Control, and (vi) the other terms and conditions of which are not less favorable to the Participant than the terms and conditions of the Appreciation Right being replaced (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Appreciation Right Award may take the form of a continuation of the Appreciation Right being replaced if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 24(b) are satisfied will be made by the Board, as constituted immediately before the Change in Control, in its sole discretion.

(c)

Upon a Change of Control occurring prior to such time as all substantial risks of forfeiture and restrictions on transfer applicable to a Participant’s Restricted Stock have lapsed or terminated, and while the Participant is an employee of the Company or a Subsidiary, to the extent the Restricted Stock has not then or theretofore been forfeited, all of such substantial risks of forfeiture and restrictions on transfer applicable to the Restricted Stock shall lapse and terminate, except to the extent that a Replacement Restricted Stock Award is provided to the Participant for such Restricted Stock effective concurrently with or prior to the Change in Control. For purposes of this Plan, a “Replacement Restricted Stock Award” means an award (i) of restricted stock, (ii) that has a value at least equal to the value of the Restricted Stock being replaced, (iii) that relates to publicly traded equity securities of the Employer, (iv) the tax consequences of which are not less favorable to the Participant than the tax consequences of the Restricted Stock being replaced, (v) that provides that all substantial risks of forfeiture and restrictions on transfer applicable thereto shall lapse and terminate in full upon a termination of the Participant’s employment with the Employer (A) by the Participant for Good Reason, or (B) by the Employer other than for Cause or any other Detrimental Activity, with the termination occurring in either case within a period of two years after the Change in Control, and (vi) the other terms and conditions of which are not less favorable to the Participant than the terms and conditions of the Restricted Stock being replaced (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Restricted Stock Award may take the form of a continuation of the Restricted Stock being replaced if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 24(c) are satisfied will be made by the Board, as constituted immediately before the Change in Control, in its sole discretion.

(d)

Upon a Change of Control occurring prior to such time as the Restriction Period applicable to any grant of a Restricted Stock Unit to a Participant has lapsed or terminated, and while the Participant is an employee of the Company or a Subsidiary, to the extent the Restriction Period has not then or theretofore lapsed or terminated, the Restriction Period shall lapse and terminate, except to the extent that a Replacement Restricted Stock Unit Award is provided to the Participant for such Restricted Stock Unit effective concurrently with or prior to the Change in Control. For purposes of this Plan, a “Replacement Restricted Stock Unit Award” means an award (i) of restricted stock units, (ii) that has a value at least equal to the value of the Restricted Stock Unit being replaced, (iii) that relates to publicly traded equity securities of the Employer, (iv) the tax consequences of which are not less favorable to the Participant than the tax consequences of the Restricted Stock Unit being replaced, (v) that provides that the Restriction Period shall lapse and terminate in full upon a termination of the Participant’s employment with the Employer (A) by the Participant for Good Reason, or (B) by the Employer other than for Cause or any other Detrimental Activity, with the termination occurring in either case within a period of two years after the Change in Control, and (vi) the other terms and conditions of which are not less favorable to the Participant than the terms and conditions of the Restricted Stock Unit being replaced (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Restricted Stock Unit Award may take the form of a continuation of the Restricted Stock Unit being replaced if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 24(d) are satisfied will be made by the Board, as constituted immediately before the Change in Control, in its sole discretion.

(e)

For purposes of the Plan, except as may be otherwise prescribed by the Board or Chief Executive Officer or his delegatee or delegatees, as applicable, in an Evidence of Award made under the Plan, the term “Good Reason” means with respect to a Participant:

(i)	the Employer fails to make any payment when due of the Participant’s Base Salary or any incentive compensation to which the Participant is entitled;

(ii)	any material decrease in the Participant’s rate of Base Salary or a material reduction of the Participant’s maximum incentive compensation opportunity;

(iii)

the Employer requires the Participant to work out of an office that is more than 50 miles away from the Participant’s office location at the time of the Change in Control for more than 30 consecutive days; or

(iv)	the Disability or death of the Participant;

and in each case the Participant has provided the Employer with written notice within thirty (30) days after the initial event which the Participant believes constitutes “Good Reason,” describing such event, and, in the case of events other than those described in clause (iv), the Employer has failed to remedy the situation within thirty (30) days after receipt of notice.

(f)

For purposes of the Plan, the term “Base Salary” means, at any time, the then regular gross annual rate of salary payable to a Participant as annual salary, including amounts withheld or deferred for any reason, including any amounts not includible in income for U.S. federal income tax purposes as a result of elections by the Participant or the Employer that would have been includible in income absent such elections.

(g)

For purposes of the Plan, the term “Employer” means the Company or its successor in the Change in Control (or another entity that is affiliated with the Company or its successor following the Change in Control). In addition, following a Change in Control, to the extent that a provision of the Plan references the Company, such reference shall be deemed to be a reference to the Employer where appropriate in the context.

(h)

For purposes of the Plan, except as may be otherwise prescribed by the Board or Chief Executive Officer or his delegate or delegates, as applicable, in an Evidence of Award made under the Plan, the term “Disability” shall have the meaning used for purposes of the Employer’s long-term disability plan as in effect at the time the Disability is claimed to have occurred.

25. Miscellaneous Provisions.

(a)

The Company will not be required to issue any fractional Common Shares pursuant to this Plan. The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may provide for the elimination of fractions or for the settlement of fractions in cash.

(b)

This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c)

To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d)

No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e)

Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder, except that no awards may be granted to an employee while he or she is absent on leave.

(f)

No Participant shall have any rights as a stockholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

(g)

The Board or the Chief Executive Officer or his delegatee or delegatees, as applicable, may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h)

If any provision of this Plan is or becomes invalid or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of this Plan shall remain in full force and effect.

STERIS CORPORATION 5960 HEISLEY ROAD MENTOR, OH 44060-1834

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy card and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M76335-P53844-Z63313 KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

STERIS CORPORATION		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	The Board of Directors recommends a vote FOR all the below nominees.	All	All	Except

	Vote on Directors	☐	☐	☐
1. Election of Directors
Nominees:
01) Richard C. Breeden 02) Cynthia L. Feldmann 03) Jacqueline B. Kosecoff 04) David B. Lewis 05) Kevin M. McMullen	06) Walter M Rosebrough, Jr. 07) Mohsen M. Sohi 08) John P. Wareham 09) Loyal W. Wilson 10) Michael B. Wood
	The Board of Directors recommends a vote FOR Proposals 2 and 3.					For	Against	Abstain
	2. To approve, on a non-binding advisory basis, the compensation of our named executive officers.					☐	☐	☐
	3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.					☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournment thereof.

NOTE: Please sign exactly as name above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure the shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 30, 2014:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Sign and date proxy card on the reverse side.

i      Please fold and detach direction form at perforation before mailing.       i

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

M76336-P53844-Z63313

PROXY	STERIS CORPORATION	PROXY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2014

This Proxy is solicited by the Board of Directors

At the Annual Meeting of Shareholders of the Company to be held on July 30, 2014, and at any adjournment thereof, Walter M Rosebrough, Jr., John P. Wareham, Michael J. Tokich, J. Adam Zangerle, Ronald E. Snyder and Dennis P. Patton, and each of them, with full power of substitution in each (the “Proxies”), are hereby authorized to represent me and to vote the shares on the following Proposals:

1.        To elect directors to serve for a one-year term of office expiring at the Company’s 2015 Annual Meeting of Shareholders. The nominees for the Board of Directors are: Richard C. Breeden, Cynthia L. Feldmann, Jacqueline B. Kosecoff, David B. Lewis, Kevin M. McMullen, Walter M Rosebrough, Jr., Mohsen M. Sohi, John P. Wareham, Loyal W. Wilson, and Michael B. Wood.

2.        To approve, on a non-binding advisory basis, the compensation of our named executive officers.

3.        To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.

The Board of Directors recommends votes FOR the election of the nominees listed above, FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers, and FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.

Unless otherwise specified, this Proxy will be voted FOR the election of the nominees listed above, FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers, FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015, and in the Proxies’ discretion on all other matters as may properly come before the meeting or any adjournment thereof.

SEE REVERSE SIDE.

STERIS CORPORATION 5960 HEISLEY ROAD MENTOR, OH 44060-1834

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, direction form and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 PM on July 24, 2014, for tabulation. Have your direction form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 5:00 PM on July 24, 2014, for tabulation. Have your direction form in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your direction form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M76337-P53844-Z63313 KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS DIRECTION FORM IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

STERIS CORPORATION		For All	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	The Board of Directors recommends a vote FOR all the below nominees.		All	Except

Vote on Directors
		☐	☐	☐
1. Election of Directors
Nominees:
01) Richard C. Breeden 02) Cynthia L. Feldmann 03) Jacqueline B. Kosecoff 04) David B. Lewis 05) Kevin M. McMullen	06) Walter M Rosebrough, Jr. 07) Mohsen M. Sohi 08) John P. Wareham 09) Loyal W. Wilson 10) Michael B. Wood
	The Board of Directors recommends a vote FOR Proposals 2 and 3.					For	Against	Abstain
	2. To approve, on a non-binding advisory basis, the compensation of our named executive officers.					☐	☐	☐
	3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.					☐	☐	☐

In its discretion, the Trustee is authorized to vote upon such other matters as may properly come before the meeting or at any adjournment thereof.

NOTE: Please sign exactly as name above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure the shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 30, 2014:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Sign and date direction form on the reverse side.

i      Please fold and detach direction form at perforation before mailing.       i

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — — —

M76338-P53844-Z63313

DIRECTION FORM	STERIS CORPORATION	DIRECTION FORM

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2014

Instructions for Voting Shares Held by Vanguard Fiduciary Trust Company, Trustee under the

STERIS Corporation 401(k) Plan and Trust (the “Plan”)

Pursuant to the Plan, and in my capacity as a Named Fiduciary for this purpose, I hereby direct Vanguard Fiduciary Trust Company, as Trustee, to vote in person or by proxy (i) all Common Shares of the Company credited to the employer stock fund account under the Plan and (ii) all Common Shares of the Company credited to accounts under the Plan for which the Trustee does not receive direction, at the Annual Meeting of Shareholders of the Company to be held on July 30, 2014, and at any adjournment thereof, as specified on the reverse side of this direction form on all matters properly coming before said meeting, including:

1.        To elect directors to serve for a one-year term of office expiring at the Company’s 2015 Annual Meeting of Shareholders. The nominees for the Board of Directors are: Richard C. Breeden, Cynthia L. Feldmann, Jacqueline B. Kosecoff, David B. Lewis, Kevin M. McMullen, Walter M Rosebrough, Jr., Mohsen M. Sohi, John P. Wareham, Loyal W. Wilson, and Michael B. Wood.

2.        To approve, on a non-binding advisory basis, the compensation of our named executive officers.

3.        To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.

The Board of Directors recommends votes FOR the election of the nominees listed above, FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers, and FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.

ALL COMMON SHARES OF THE COMPANY HELD UNDER THE PLAN FOR WHICH THE TRUSTEE DOES NOT RECEIVE A DIRECTION (INCLUDING THOSE CREDITED TO YOUR EMPLOYER STOCK FUND ACCOUNT IF YOU DO NOT TIMELY PROVIDE THE TRUSTEE WITH A DIRECTION) WILL BE VOTED BY THE TRUSTEE IN THE SAME PROPORTION AS IT VOTES THOSE SHARES WITH RESPECT TO WHICH IT DOES RECEIVE VOTING INSTRUCTIONS REGARDING THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE, APPROVAL, ON A NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2015 AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. SEE REVERSE SIDE.

DIRECTION FORMS MUST ARRIVE AT THE OFFICES OF BROADRIDGE FINANCIAL SOLUTIONS, THE TABULATING AGENT, NO LATER THAN 5:00 P.M., EASTERN TIME, ON JULY 24, 2014, FOR TABULATION.

SEE REVERSE SIDE.